As filed with the Securities and Exchange Commission on June 11, 2026

Securities Act File No. 333-293992

Investment Company Act File No. 811-24161

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 2 ☒
Post-Effective Amendment No. __ ☐

And

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 2 ☒

Buttonwood First Access Fund Ltd.

(Exact Name of Registrant as Specified in Charter)

1000 RXR Plaza

Uniondale, New York 11556
(Address of Principal Executive Offices)

(212) 440-9644
(Registrant’s Telephone Number, including Area Code)

Stephan A. Stein
1000 RXR Plaza
Uniondale, New York 11556
(Name and Address of Agent for Service)

WITH COPIES TO:

Steven B. Boehm, Esq.	Martin W. Enright, Esq
Owen J. Pinkerton, Esq.	Rimon P.C.
Eversheds Sutherland (US) LLP	400 Madison Avenue
700 Sixth Street, NW	New York, NY 10017
Washington, DC 20001	Tel: (917) 426-0656
Tel: (202) 383-0100
Fax: (202) 637-3593

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE U.S. SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans. ☐

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans. ☐

Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto. ☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(c) under the Securities Act. ☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 11, 2026

PRELIMINARY PROSPECTUS

[Buttonwood Logo]

BUTTONWOOD FIRST ACCESS FUND LTD.

15,000,000 Shares of Common Stock

This prospectus (the “Prospectus”) relates to the registration of the sale of up to 15,000,000 shares of common stock, par value $0.0001 per share of Buttonwood First Access Fund Ltd. (the “Fund”). We have applied to list our common stock on the [   ] (the “Exchange”) under the symbol “AXX.” The listing of our shares must be approved by the Exchange prior to any trading of our shares on the Exchange. Unlike an initial public offering (“IPO”), the direct listing of our shares is not being underwritten by an investment bank. Prior to the opening of trading of our shares of common stock on the Exchange, there will be no “book-building” process and no price at which underwriters initially sell shares to the public to help inform efficient and sufficient price discovery with respect to the opening trades on the Exchange. Sales made through a direct listing, if any, will be made through brokerage transactions on the Exchange at prevailing market prices.

No established public trading market for our common stock currently exists and shares of our common stock have no history of trading in private transactions.

We were organized as a Maryland Corporation on August 15, 2025. Buttonwood Group Advisors LLC, a Delaware limited liability company, serves as our investment adviser (the “Adviser”) and manages our investments subject to the supervision of our board of directors (the “Board” and each a “Director”).

We are a recently organized, non-diversified closed-end management investment company that is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We intend to elect to be treated, and to qualify annually, as a regulated investment company under the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes beginning with our taxable year ending December 31, 2027, however, we will not qualify as a RIC for our initial taxable year ending December 31, 2026. For our initial taxable year, we will be treated as a corporation for U.S. federal income tax purposes. Accordingly, the Fund will be subject to U.S. federal income tax imposed at corporate rates on its taxable income as well as applicable state and local income taxes.

The Fund’s investment objective is to realize capital gains on a diversified portfolio of companies that generally (i) are primarily technology-based or technology-advantaged, (ii) have conducted one or more rounds of venture capital financing, (iii) have private market capitalizations of at least $1 billion and (iv) in the view of the Adviser, have the potential to conduct an IPO or other liquidity event within 2 to 4 years following the date of investment. Technology-based or technology-advanced companies include companies that apply scientific knowledge, skills, and tools to develop solutions that address problems or improve efficiency. The Fund focuses primarily on private, venture-capital-backed private companies which the Adviser believe have significant growth potential and are not yet publicly listed or widely accessible to individual investors. The Fund’s initial investment portfolio will consist of special purpose vehicles (“SPVs”), which are structured as limited liability companies managed by the Adviser that directly or indirectly hold common and/or preferred shares of underlying portfolio companies that are consistent with the Fund’s investment strategy.

Immediately following the effectiveness of this registration statement, certain unitholders of eighteen series of private funds managed by the Adviser and its affiliates, each of which holds interests in the securities of a single private issuer, ten such issuers in the aggregate (each such series a “Predecessor Fund and collectively, the “Predecessor Funds”), will exchange all of their respective units in the Predecessor Funds for shares of common stock of the Fund being registered pursuant to this registration statement (the “Exchange Transaction”). In connection with the Exchange Transaction, shares of the Fund’s Founder Preferred Stock and Series Seed Preferred Stock will automatically convert into shares of the Fund’s common stock issuable pursuant to this registration statement and, following the Exchange Transaction, the common stock will be the only class of capital stock of the Fund. The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Funds. The Fund and the Predecessor Funds share the same investment adviser and portfolio managers. Following the Exchange Transaction, the Fund will distribute the shares registered pursuant to this registration statement to the members of the Predecessor Funds who participate in the Exchange Transaction on a pro rata basis, based on the relative value of the units of the Predecessor Funds exchanged as determined by the Board in consultation with the Fund’s independent valuation consultant. The distribution of these shares will occur upon the effectiveness of this registration statement.

Investing in our common stock involves a high degree of risk and is highly speculative. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in the “Risk Factors” section beginning on page 22 of the Prospectus. In addition, investors should observe the following:

•	Shares of closed-end investment companies frequently trade at a discount to their net asset values (“NAV”).
•	If shares of our common stock trade at a discount to our NAV, investors that have exchanged their units in the Predecessor Funds will face increased risk of loss relative to their initial investments in the units of the Predecessor Funds.

•	We do not anticipate that we will pay dividends s on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the distributions of other registered investment companies that primarily make debt investments. For the foreseeable future we intend to reinvest any realized gains in portfolio investments consistent with the Fund’s investment strategy.
•	There are significant potential risks associated with investing in pre-IPO technology companies that have complex capital structures, may have limited financial resources, limited operating histories, limited publicly available information, dependence on management and talent efforts of a small group of people and the increased likelihood of unexpected problems in areas of product development, manufacturing, marketing, financial and general management. See “Risk Factors - Risks Associated with Our Investments.”

This Prospectus contains important information you should know before investing in our common stock. Please read this Prospectus before investing and keep it for future reference. We will also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at c/o Buttonwood First Access Fund Ltd., 1000 RXR Plaza, Uniondale, New York 11556, calling us at (212) 440-9644 or visiting our website located at www.buttonwoodfunds.com. Information on our website is not incorporated into or a part of this Prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus is _______________

We have not authorized anyone to give you any information other than in this Prospectus, and we take no responsibility for any other information that others may give you. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus is accurate only as of the date on the front cover of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

i

PROSPECTUS SUMMARY

The Fund

Buttonwood First Access Fund Ltd. is a recently-formed Maryland corporation that is being registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). References herein to the “Fund,” “we,” “our,” or “us” refer to Buttonwood First Access Fund Ltd.

Immediately following the effectiveness of this registration statement, certain unitholders of eighteen series of private funds (covering ten portfolio companies) managed by the Adviser and its affiliates (each such series, a “Predecessor Fund and collectively, the “Predecessor Funds”), will exchange all of their respective units in the Predecessor Funds for shares of common stock of the Fund registered pursuant to this registration statement. Each of the Predecessor Funds holds direct or indirect interests in the securities of a single private issuer, ten such issuers in the aggregate (each and any portfolio company Fund may have direct or indirect interest in, an “Underlying Portfolio Company”), which are listed below:

Predecessor Fund	Underlying Portfolio Companies	Share Type of Underlying Portfolio Company held by Predecessor Fund	Direct or Indirect Ownership
Buttonwood Titan QC Fund LLC - Series AN-I	Anthropic, PBC	Series B Preferred Stock	Indirectly through the SPV - GA-IP Opportunities II, LLC
Buttonwood Titan QP Fund LLC - Series AN-I	Anthropic, PBC	Series B Preferred Stock	Indirectly through the SPV - GA-IP Opportunities II, LLC
Buttonwood Titan QC Fund LLC - Series CO-I	Cohere, Inc.	Common Stock	Indirectly through the SPVs - Waldman Mitchell Family Holdings LP and Waldman Mitchell Family Holdings Second LP
Buttonwood Titan QC Fund LLC – Series Big Data IV	Databricks, Inc.	Series C and Series H Preferred Stock	Indirectly through the SPVs - SineWave Ventures Direct 2, L.P., SineWave Ventures Direct 2B, L.P., and SineWave Ventures Direct 2A, L.P
Buttonwood Titan QP Fund LLC – Series Big Data IV	Databricks, Inc.	Series C and Series H Preferred Stock	Indirectly through the SPVs - SineWave Ventures Direct 2, L.P., SineWave Ventures Direct 2B, L.P., and SineWave Ventures Direct 2A, L.P
Buttonwood Titan QP Fund LLC - Series DB-I	Demandbase, Inc.	Common Stock	Directly in Demandbase, Inc.
Buttonwood Beacon Fund LLC - Series IF-I	Impossible Foods Inc.	Series E-1 Preferred Stock	Directly in Impossible Foods Inc.
Buttonwood Beacon QP Fund LLC - Series IF-I	Impossible Foods Inc.	Series E-1 Preferred Stock	Directly in Impossible Foods Inc.
Buttonwood Titan QC Fund LLC - Series OC-I	Orange Comet Inc.	Warrants and SAFE Note	Directly in Orange Comet Inc.
Buttonwood Titan QP Fund LLC - Series PH-I	Phenom People, Inc.	Common Stock	Indirectly through the SPV - GA-IP Opportunities III, LLC

Buttonwood Alpha Fund LLC - Prosper Series Interests	Prosper Marketplace, Inc.	Common Stock	Directly in Prosper Marketplace, Inc.
Buttonwood Alpha QP Fund LLC - Prosper Series Interests	Prosper Marketplace, Inc.	Common Stock	Directly in Prosper Marketplace, Inc.
Buttonwood Titan QC Fund LLC - Series SPX-I	Space Exploration Technologies Corp. (doing business as SpaceX)	Class A Common Stock[6]	Indirectly through the SPV - Zanbato Partners Fund LLC – Class D
Buttonwood Titan QC Fund LLC - Series SPX-II	Space Exploration Technologies Corp. (doing business as SpaceX)	Series E Preferred Shares	Indirectly through the SPV - Capital Allocation Strategies II LLC – Class E
Buttonwood Titan QC Fund LLC - Series AI-I	Space Exploration Technologies Corp. (doing business as SpaceX)	Common Stock	Indirectly through the SPV Colossus West VI, a Series of E1 VC, LLC
Buttonwood Titan QP Fund LLC - Series AI-I	Space Exploration Technologies Corp. (doing business as SpaceX)	Common Stock	Indirectly through the SPV - Colossus West VII, a Series of E1 VC, LLC
Buttonwood Alpha Fund LLC - Series ZocDoc Interests	Zocdoc, Inc.	Common Stock and Series A Preferred Stock	Directly in Zocdoc, Inc.
Buttonwood Alpha QP Fund LLC - Series ZocDoc Interests	Zocdoc, Inc.	Common Stock and Series A Preferred Stock	Directly in Zocdoc, Inc.

The exchange of the units of the Predecessor Funds for shares of the Fund is referred to as the “Exchange Transaction”. Following the Exchange Transaction, the Fund will distribute the shares registered pursuant to this registration statement to the members of the Predecessor Funds who participate in the Exchange Transaction on a pro rata basis, based on the relative value of the units of the Predecessor Funds exchanged as determined by the board of directors of the Fund in consultation with the Fund’s independent valuation consultant. The distribution of these shares will occur upon the effectiveness of this registration statement. The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Funds. The Fund and the Predecessor Funds share the same investment adviser and portfolio managers.

The Fund’s investment adviser is Buttonwood Group Advisors LLC, a Delaware limited liability company (the “Adviser”).

Investment Objective

The Fund’s investment objective is to realize capital gains on a diversified portfolio of privately held companies that generally (i) are primarily technology-based or technology-advantaged, (ii) have conducted one or more rounds of venture capital financing, (iii) have private market capitalizations of at least $1 billion and (iv) in the view of the Adviser, have the potential to conduct an IPO or other liquidity event within 2 to 4 years following the date of the investment (the “Investment Criteria”). Technology-based or technology-advanced companies include companies that apply scientific knowledge, skills, and tools to develop solutions that address problems or improve efficiency.

The Fund intends, through the Exchange Transaction, to offer public market liquidity to the current holders of units in the Predecessor Funds and to expand the Fund’s portfolio through subsequent investments utilizing a combination of (i) proceeds from IPOs or other liquidity events in respect of its Underlying Portfolio Companies and/or (ii) capital raised in the public or private investment markets. The Fund’s investment strategy and selection criteria will be identical to the strategy and criteria used by the Predecessor Funds.

There can be no assurance that the Fund’s investment objective will be achieved, that exits can be achieved in the desired timeframes, or that our investment program will be successful. The investment objective may be changed by the Fund’s Board without prior shareholder approval.

See “Investment Objective and Strategies.”

Investment Strategy

The Fund seeks to meet its investment objective by investing primarily in companies that fit its Investment Criteria. These investments will primarily consist of investments in investment vehicles, such as SPVs, that hold common stock or preferred equity of such private technology companies and, to a lesser extent, may also consist of direct investments in such companies’ common stock or preferred stock (herein collectively referred to as “equity securities”).

To accomplish its goals, the Fund will require additional capital through a combination of liquidity events of its Underlying Portfolio Companies, public or private offerings of its shares and borrowing. The Fund believes that having a publicly traded stock as currency will make it more likely that it can raise capital for investment on favorable terms, though there can be no assurance that the Fund will be able to raise such additional capital on favorable terms or at all.

The Fund expects that its investments will be concentrated in securities of issuers having their principal business activities within the technology group of industries (i.e., more than 25% of the value of the Fund’s assets is expected to be invested in such group of industries). The Fund expects that it will invest significantly in artificial intelligence, enterprise software, technology enabled products and services, aerospace and defense, satellite, consumer and healthcare related companies within the technology group of industries that meets its Investment Criteria.

The Adviser, its principals and the members of its investment team have decades of experience together in sourcing, acquiring and disposing of private “unicorn” company securities, and the Fund will rely on the extensive network of founders, investors (institutional and retail), venture capital funds, brokers, accountants, lawyers and other connections to unearth and execute upon investment opportunities for the Fund. The Fund and its Adviser believe that the reputation of their investment professionals within the industry and their established history of investing affords them a favorable position when seeking investment opportunities, though past track records should not be viewed as direct predictors of future results.

The Fund may acquire securities (primarily preferred or common stock) of companies meeting its Investment Criteria directly from the issuers of such securities, from existing stockholders (primarily current or former employees or early stage investors) and acquisitions of interests (primarily limited partnership or limited liability company interests) of other investment funds, SPVs, or other collective investment vehicles that have invested, or with the proceeds of the Fund’s investment will invest, in companies meeting the Fund’s Investment Criteria.

Virtually all Underlying Portfolio Companies in which the Predecessor Funds have invested and in which the Fund proposes to invest provide for restrictions on transfer of their shares or other securities (“Portfolio Company Securities”). Sales of shares of private companies are typically restricted by provisions in the company charter, bylaws, stockholder agreements, company employment and trading policies and post-IPO lock-up periods and lockup agreements. Limitations are usually contained in provisions of the Underlying Portfolio Company’s certificate of incorporation and/or bylaws and/or by shareholder agreements between the Underlying Portfolio Company and its existing stockholders or other stakeholders. In the case of SPV’s, there are generally restrictions on the transfer of their limited liability company or limited partnership interests that are contained in the applicable limited partnership or limited liability company operating agreements. Some Underlying Portfolio Companies require the consent of the board of directors of the Underlying Portfolio Company to transfer such Portfolio Company Securities. Most Underlying Portfolio Companies’ constituent documents also provide that any of its existing stockholders seeking to transfer Portfolio Company Securities are subject to a right of first refusal (a “ROFR”) by the Underlying Portfolio Company, its designee(s) and/or certain stockholders (each a “ROFR Party”) entitling them to purchase any Portfolio Company Securities that its existing stockholders seek to sell or otherwise transfer. Pursuant to such ROFR provisions, prior to effecting a sale or other transfer of Portfolio Company Securities to the Fund (or most other purchasers), an existing stockholder must first notify the Underlying Portfolio Company of its intention to sell the Portfolio Company Securities, including the material terms of such sale or other transfer, and must offer to sell such Portfolio Company Securities to the Underlying Portfolio Company and/or other ROFR Parties. Thereafter, the Underlying Portfolio Company has the right for a designated period of time (typically 30 days) to elect to purchase the Portfolio Company Securities on the same terms and conditions as the proposed sale to the Fund. Most ROFR provisions also allow the Underlying Portfolio Company to assign its right of first refusal to a third party.

In the event that an Underlying Portfolio Company (or its assignee) declines to exercise or expressly waives its ROFR, the Fund may complete its purchase of such Portfolio Company Securities, subject to certain conditions such as consummating such transaction within a contractually fixed period of time (typically up to 30 days from the expiration of the ROFR). In short, whether the Fund will be able to purchase Portfolio Company Securities of a particular Underlying Portfolio Company will be largely within the discretion of the Underlying Portfolio Company and will generally be subject to additional conditions such as requiring the Fund to join in any shareholder or similar agreement and to be subject to restrictions on transfer that are at least as onerous as those previously applicable to the transferring existing stockholder.

These restrictions could impair the ability of the Fund to acquire Portfolio Company Securities and in such circumstances the Fund may incur substantial transactional expenses without obtaining any benefit.

The Fund will generally source investment opportunities in so-called “secondary market” purchases (i.e. transactions in which the seller of the securities of the relevant private company are the existing stockholders of such company. Such transactions may include purchases of Portfolio Company Securities or purchase of interests in SPV’s that either own the underlying Portfolio Company Securities or will acquire them with the proceeds of the Fund’s investment. The Fund will seek to purchase such securities directly through private placement transactions conducted by the relevant Underlying Portfolio Companies. The Fund’s ability to purchase Portfolio Company Securities through either strategy is largely dependent upon the goodwill of the relevant Underlying Portfolio Company. The Adviser believes that its track record in dealing with Underlying Portfolio Companies in completing secondary market transactions places the Fund in a favorable position to effect such transactions, but there can be no assurance that it will be able to do so. These investments may involve significant due diligence, longer time horizons for value realization, and limited liquidity. Investment research is also significantly limited as the Fund is unlikely to receive information rights that are usually only granted to an issuer’s major stockholders and these private issuers typically do not provide full or sometimes any access to information such as financial statements, presentations, board meetings, access to company management, and other useful fundamental data that may make evaluating investment decisions clearer. As the Fund’s interests in Portfolio Company Securities will generally be minority positions, the Fund does not anticipate receiving information rights. The Fund may invest in such securities without limitation and potential investors in the Fund must be willing to have their capital deployed in investments for which the Fund does not have the depth and breadth of Underlying Portfolio Company information that it would wish to obtain. See Risk Factors “Risks Related to Our Investments – There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

The Fund intends to update its website (www.buttonwoodfunds.com) on a monthly basis to disclose its portfolio holdings, including the percentage of net assets related to each position, within 60 days from the end of the relevant month.

Investment Process

The Fund is managed by the Adviser, which sets the Fund’s investment policies and oversees the acquisition and disposition of investments in the Portfolio Company Securities. The Adviser’s management, which is comprised of Joseph A. Alagna, Jr. and Stephan A. Stein, serve as portfolio managers and make all investment decisions for the Fund. The Fund’s investment process is designed to identify, evaluate, acquire, monitor and ultimately successfully dispose of Underlying Portfolio Company Securities. The Adviser will analyze and identify investments in Underlying Portfolio Companies that it determines are in the pre-IPO stage and meet the Fund’s Investment Criteria including one or more of the following characteristics:

•      Portfolio companies that the Adviser believes are leading private innovative companies, which may include a focus on traditional technologies, artificial intelligence (“AI”), machine learning, blockchain and digital enabling infrastructure and other subject fields.

•      Portfolio companies the Adviser identifies as having sufficient room for revenue-growth over the next five years.

•      Portfolio companies with medium to large private capitalization, generally those valued over $1 billion.

•      Portfolio companies that have received previous investments from venture capital and early-stage investors.

•      Portfolio companies with strong management teams and proven track records of realizing shareholder value.

•      Portfolio companies the Adviser identifies as having a strong likelihood of a liquidity event in approximately two to four years from the date of investment (though there can be no assurance that such companies will have the intention or capability of completing such a transaction and such liquidity events and market conditions are unpredictable and may take longer or shorter than projected or may not occur at all).

•     Portfolio companies with low debt relative to their capital structure.

Once an Underlying Portfolio Company is identified, the process involves locating investment opportunities that provide direct exposure through acquisition of securities issued by such Underlying Portfolio Company or indirect exposure through SPVs to such Underlying Portfolio Company’s stock. Investment activity may include investments made in the secondary market or making overtures to participate in primary round investments directly into the Underlying Portfolio Company. The Adviser intends to assess the potential Underlying Portfolio Companies in a manner that it believes balances attractive return potential with prudent risk management. In evaluating opportunities, the Adviser will consider the company’s development path, the sources of its funding, historical and current market pricing of its securities, availability, demand and due diligence results among other factors.

Deal Origination and Pipeline Management

The Adviser has sourced Portfolio Company Securities for its private Predecessor Funds for over a decade and has established a broad and deep network of potential counterparties and referral sources. Once a target Underlying Portfolio Company is identified and an opportunity to purchase its securities is identified, the Adviser considers a variety of factors in deciding whether to completing the investment, such as but not limited to ensuring that the price available is appropriate for the Fund and in line with a fair market value of the Underlying Portfolio Company’s securities, examining the relevant company’s publicly available information, reviewing the company’s constituent documents and shareholder agreements and considering potential other risk and investment related matters, such as projected growth, market environment, and potential exit strategies.

In the case where an investment would be made indirectly through third-party SPVs, funds or other investment vehicle(s), the Adviser conducts due diligence to ensure that the third party owns, or with the proceeds of the Fund’s investment will acquire, the underlying issuer’s securities (including in most cases securities purchase agreements and, if applicable, share certificates or share ledger entries evidencing share ownership. The Adviser also evaluates the vehicle’s constituent documents and reputation of its management. The Adviser also participates in the negotiation and oversees the preparation of proper transfer documentation, which often will include negotiated side letters addressing matters such as reduction of the SPV’s fees and carried interest, limiting any future obligations for capital calls or expense reimbursement and enhancing the Fund’s ability to realize upon the underlying investment in the event of an IPO or other liquidity event of the Underlying Portfolio Company.

Portfolio Construction and Risk Limits

The Adviser seeks to assist the Fund in acquiring and maintaining a diversified portfolio that provides exposure to multiple Underlying Portfolio Companies, subject to there being a sufficient number of opportunities and sufficient funds available to do so. The Fund generally will seek to limit its exposure to each Underlying Portfolio Company to no more than 20% of the Fund’s net assets, measured at the time of purchase. While the Fund targets exposure to a single Underlying Portfolio Company to no more than 20% of its net assets at the time of purchase, the values of the Fund’s initial portfolio will be more concentrated, with its holdings of SpaceX and Anthropic related investments will each exceed 20% of the initial portfolio’s value. Also, the value of investments will fluctuate so that any one investment may represent more or less than 20% exposure to a particular Underlying Portfolio Company at any given point in time. The Fund’s initial portfolio will consist of limited liability company interests in eighteen Predecessor Funds that represent investments in ten Underlying Portfolio Companies. To the extent that Underlying Portfolio Companies are successful in consummating an IPO or other liquidity event, the number of companies in the Fund’s portfolio may be reduced. The Fund will have non-controlling positions in the Underlying Portfolio Companies and, thus, will not be able to direct management. The Fund reserves the right to allocate a percentage of funds to cash and cash equivalents when the Adviser believes the market to be over-extended, or at near-term risk of downside volatility, or when the Fund determines that such cash and cash equivalents would be in the best interests of the Fund or beneficial for use in pursuing new investments.

Liquidity Management and Exit Strategy

The Adviser intends to invest in Underlying Portfolio Companies that it believes have the potential to reach a liquidity event within two to four years of the Fund’s initial investment, although such liquidity events and market conditions are unpredictable and may take longer or shorter than projected or may not occur at all. Realizations on investments may occur via strategic sale of the Underlying Portfolio Company to an acquirer, traditional initial public offering, direct listing, de-SPAC transaction or negotiated secondary block sale or other realization event not otherwise described here. If such an event occurs and the Fund is able to liquidate its position, the Board, in its discretion, will decide whether to distribute the proceeds of such disposition to stockholders or to retain such proceeds in order to fund the Fund’s expenses and/or to purchase additional Portfolio Company Securities. It is the current intention of the Fund to reinvest any proceeds of an Underlying Portfolio Company liquidity event. The Adviser has discretion to decide if, when, and on what terms to dispose of any Portfolio Company Securities and may decide that it is in the best interests of the Fund to retain such Portfolio Company Securities.

Proposed Ticker Symbol on Exchange	“AXX”

Initial Portfolio

In connection with the Exchange Transaction, the Fund has commissioned an independent valuation consulting firm to value the assets being acquired from the Predecessor Funds. The Board estimates that the Fund will have approximately $175,531,708 in assets under management (“AUM”) as of March 31, 2026, consisting of investments in eighteen Predecessor Funds that, in turn are directly or indirectly invested in ten Underlying Portfolio Companies. See “Initial Portfolio.”

Leverage

We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. See “Risks Related to Leverage.”

Board of Directors	The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Board is comprised of individuals who are not “interested persons” of the Fund or the Adviser, as such term is defined in the 1940 Act. The initial Board will consist of 5 directors. See “Management of the Fund.”

The Adviser

Buttonwood Group Advisors LLC serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”). The Adviser is a limited liability company organized under the laws of Delaware and is controlled by Joseph Alagna Jr. and Stephan A. Stein, its managers.

The Advisory Agreement has an initial term of two years. Thereafter, the Advisory Agreement may continue in effect from year to year if its continuation is approved annually by the Board. The Advisory Agreement may be terminated by either party on 60 days’ notice.

See “Management of the Fund.”

Management Fee

Under the Advisory Agreement, the Fund pays an investment management fee to the Adviser in consideration of the advisory and other services provided by the Adviser to the Fund. In consideration for such services, the Fund pays the Adviser a fee at an annual rate of 2.5%, calculated and payable quarterly in arrears based on the average value of the Fund’s gross assets (including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters, or in the case of the Fund’s first quarter of operations such fee will be based on the Fund’s gross assets at the final day of that quarter (the “Management Fee”).

See “Management of the Fund” and “Fees and Expenses.”

Conflicts of Interest	The Adviser and its affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund. The Adviser will continue to advise certain of the Predecessor Funds and may create other investment vehicles with investment policies similar or identical to those of the Fund. The Fund and the Adviser have policies and procedures in place that are intended to mitigate the effect of any conflicts of interest. See “Conflicts of Interest.”

Valuation

The NAV of the Fund’s shares will be computed based upon the fair value of the Fund’s Portfolio Company Securities and other assets on a quarterly basis. The Fund will value its Portfolio Company Securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

The Fund will invest a large percentage of its assets in certain securities and other financial instruments, such as equity securities of private companies, that do not have readily ascertainable market prices. Those investments are valued at fair value as determined pursuant to procedures and methodologies approved by the Board. The Board has designated the Adviser to determine fair values of the Fund’s investments in accordance with Rule 2a-5 under the 1940 Act and pursuant to the Fund’s valuation procedures and methodologies and in consultation with the Fund’s independent valuation consulting firm.

Fair values are necessarily subjective in nature, and there is no assurance that such a value will be at or close to the price at which the security may be sold in a transaction between unaffiliated third parties. See “Calculation of Net Asset Value.”

Summary of Taxation

We intend to elect to be treated, and to qualify annually, as a regulated investment company under the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes beginning with our taxable year ending December 31, 2027, however, we will not qualify as a RIC for our initial taxable year ending December 31, 2026. For our initial taxable year, we will be classified as a corporation for U.S. federal income tax purposes. As a result of our U.S. federal income tax classification, we will be subject to U.S. federal and state income tax imposed at corporate rates on our taxable income, and any dividends paid by us to our shareholders will also be taxable to such shareholders. In connection with the Exchange Transaction, the members of the Predecessor Funds that exchange their units for shares of the Fund will experience a taxable event, the consequences of which will vary depending on the member’s individual financial and tax circumstances, and may result in tax obligations. See “Certain U.S. Federal Income Tax Considerations.”

Risk Factors

There is no assurance that the Fund will meet its investment objective. The value of the Fund’s common stock, as well as the amount of return (if any) an investor in such common stock may receive on its investment in the Fund, may fluctuate significantly. A holder of common stock may lose part or all of its investment in the Fund or such investment may not perform as well as other similar investments. Neither the Fund nor the Adviser nor any of their affiliates can guarantee a return on an investment in the Fund. Therefore, you should consider carefully the following risks before investing in the Fund. Please refer to the section “Risk Factors” for a more detailed discussion of the principal risk factors related to the Fund.

Risks Related to Our Business and Our Structure

•	The Fund is a newly formed entity with no operating history as a closed-end management investment company.

•	The Adviser and the Fund’s officers do not have experience in managing a publicly traded registered investment company.

•	The Fund’s investments may require the Fund to make long-term commitments with no certainty of return.

•	The Fund may invest in a small number of Underlying Portfolio Companies resulting in a lack of investment diversification.

•	Adverse market conditions may have a material adverse impact on the Fund’s Underlying Portfolio Companies and the Fund’s returns.

•	Political, social and economic uncertainty risks could have a material adverse effect on the Fund.

•	A cyber-attack could have a material adverse effect on the Fund or any of its Underlying Portfolio Companies.

•	The U.S. has recently enacted and proposed to enact significant new tariffs, which may adversely affect the business of the Fund’s Underlying Portfolio Companies.

•	Information disparities between the Fund and sellers of Portfolio Company Securities may create investment and economic challenges for the Fund, especially given the limited information generally provided by private companies.

•	There are risks associated with relying on key personnel of the Adviser.

•	The Fund’s financial condition and results of operations depend on its ability to achieve its investment objective.

•	The Fund will likely experience fluctuations in its semi-annual results, and it may be unable to replicate past investment opportunities created for the Predecessor Funds or make the types of investments satisfying its Investment Criteria in future periods.

•	The Fund operates in a highly competitive market for direct and secondary equity investment opportunities and many competitors have assets substantially greater than those of the Fund. If the Fund is unable to make investments, it may have an adverse effect on its performance.

•	There may be potential conflicts of interest related to Joseph Gunnar & Co., LLC (“Gunnar”), a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”) and an affiliate of the Adviser and the Fund.

•	There are significant potential conflicts of interest that could impact the Fund’s investment policies

•	In the event the value of your investment declines, the Management Fee will still be payable.

•	Changes in laws or regulations governing the Fund’s operations may adversely affect its business.

•	The Adviser has full discretion over the Fund’s portfolio, subject to oversight by the Boad, and the Fund’s shareholders are not involved in investment decisions.

•	Most of our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and private company valuations are to some extent subjective. As a result, there is and will be uncertainty as to the value of our portfolio investments.

•	We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence or the failure of one or more Underlying Portfolio Companies.

•	Our ability to enter into transactions with our affiliates is restricted by the 1940 Act.

•	Our Board may change our non-fundamental investment policies and our investment strategies without prior notice or stockholder approval, the effects of which may be adverse.

•	The Fund has indemnification obligations to its officers and directors and may have similar obligations to the managers and sponsors of the third-party SPVs in which it has an interest.
Risks Related to Our Investments
•	The Fund’s investments in Underlying Portfolio Companies may be extremely risky, and the Fund could lose all or part of its investments.

•

Because the Fund’s investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of its investments, which could adversely affect the ability to accurately determine the Fund’s NAV and for the marketplace to accurately assess the value of the Fund’s shares of common stock.

•	The lack of liquidity in, and potentially extended holding period of, many of the Fund’s investments may adversely affect its business and will delay any distributions of any gains, including receipt of proceeds from IPOs or other liquidity events for purposes of reinvestment.

•	Liquidity events and market conditions are unpredictable and the Underlying Portfolio Companies may take longer or shorter than projected to reach a liquidity event or such an event may not occur at all.

•	Technology-focused companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, and periodic downturns.

•	AI companies in which the Fund invests are subject to unique risks.

•	Cryptocurrency related companies in which the Fund invests are subject to unique risks.

•	Because the Fund will generally not hold controlling equity interests in its Underlying Portfolio Companies, the Fund will likely not be in a position to exercise control over the Underlying Portfolio Companies or to prevent decisions by substantial shareholders or management of the Underlying Portfolio Companies that could decrease the value of the Fund’s investments.

•	Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

•	There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

•	Due to transfer restrictions and the illiquid nature of the Fund’s investments, the Fund may not be able to purchase or sell its investments when it determines to do so.

•	The Fund’s investments will generally be subject to lock-up provisions or agreements that could prohibit it from selling its investments for a specified period of time following an IPO or other liquidity event of an Underlying Portfolio Company.

•	There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures.

•	There are significant potential risks relating to holding Portfolio Company Securities following an IPO.

•	There are risks associated with the concentration of the Fund’s investments.

•	We may be subject to risk associated with investments in the aerospace and defense industry.

•	We may be subject to risk associated with investments in technology enabled products and services (“Technology-enabled”) companies

•	We may be subject to risks associated with investments in the enterprise software industry.

•	We may be subject to risks associated with investments in consumer technology companies.

•	We may be subject to risks associated with our investments in the healthcare sector.

Risks Related to Investment Vehicles

•	The Fund may not realize gains from its investments, and because as a minority equity investor in an Underlying Portfolio Company or an investor in an SPV that holds equity securities of an Underlying Portfolio Company, the Fund may experience a complete loss on its investment in the event such Underlying Portfolio Company declares bankruptcy.

•	There are risks associated with investments in simple agreements for future equity (“SAFE’s”).

•	There are significant risks associated with investments made through SPVs, third-party managed funds and other investment vehicles.

Risks Related to Leverage

•	We may borrow money, which may magnify the potential for loss and may increase the risk of investing in us.

•	Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Risks Related to the Listing of Our Shares

•	Our direct listing differs from listings arising from an underwritten IPO.

•	Our stock price and trading volume may be volatile and our stock price could decline significantly and rapidly.

•	An active, liquid, and orderly market for our common stock may not develop or be sustained. You may be unable to sell your shares of common stock at or above the price at which you purchased them.

•	Common stock of closed-end management investment companies has in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not be below our NAV per share.

See “ Risk Factors.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly as a shareholder of the Fund. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by “us” or “the Fund” or that “we” will pay fees or expenses, such fees and expenses will reduce any gains on the Fund’s investments as well as the Fund’s AUM and NAV and may negatively impact the market price of the Fund’s stock.

Annual expenses	Percentage of Net Assets Attributable to Common Stock
Management Fee	[•]	%(1)
Interest Payments on Borrowed Funds	[•]	%(2)
Acquired Fund Fees and Expenses	0.00	%(3)
Other Expenses	[•]	%(4)
Total Annual Expenses	[•]	%

1.	Under the Advisory Agreement, we will pay the Adviser a Management Fee, payable quarterly in arrears, in an amount equal to 2.50% of our average gross assets at the end of the two most recently completed calendar quarters, although the fee from the first quarter will be based on the gross asset at the end of that quarter. For purposes of the Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts. The Management Fee reflected in the table is estimated for the Fund’s current fiscal year. Additionally, this estimate is calculated by determining the ratio that the Management Fee bears to our net assets attributable to common stock (rather than our gross assets).
2.	The Fund may borrow funds to make investments or for other purposes. The costs associated with any borrowings will be indirectly borne by stockholders. The table assumes that the Fund borrows an amount equal to [•] at an interest rate of [•].
3.	Acquired Fund Fees and Expenses are the indirect costs of investing in SPVs. The percentage under this line item is estimated for the current fiscal year based on the Fund’s initial portfolio and is estimated to be less than 1 basis point. Therefore, any such estimated amounts are included in other expenses. This percentage could vary based on the Fund’s investment activities in this year.
4.	Other expenses include accounting, valuation, legal and auditing fees of the Fund, organizational and offering costs, as well as fees paid to the Administrator, the transfer agent, the custodian and the Directors. Other expenses are estimated for the current fiscal year.

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are included in the following example.

Example	1 Year		3 Year		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	[•]	$	[•]	$	[•]	$	[•]

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Fund, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. Actual results, events and operations may vary considerably from the Fund’s estimates.

The forward-looking statements contained in this Prospectus involve risks and uncertainties, including statements as to:

•	our future operating results, including our ability to achieve objectives;
•	our business prospects and the prospects of our Underlying Portfolio Companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	market conditions and our ability to access capital;
•	the ability of our Underlying Portfolio Companies to achieve their objectives and to engage in IPOs or other liquidity events;
•	the valuation of our investments, particularly those having no liquid trading market;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from our investments.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;
•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;
•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;
•	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions and cybersecurity attacks; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this Prospectus and in our filings with the SEC.

MARKET OPPORTUNITIES

The Fund was formed for the purpose of investing in what the Adviser believes to be the most promising technology-based or technology-advantaged companies that have the potential to conduct an initial public offering (“IPO”) or other liquidity event within 2 to 4 years following the initial investment by a Predecessor Fund or the Fund.

The Adviser believes the current “secondary market” for pre-IPO tech companies can be traced back to transactions executed in Facebook stock beginning around 2010. While companies at first resisted efforts to create liquidity for stockholders of these private companies, it appears that most have come to realize that a combination of factors was creating economic pressure upon such companies to provide some avenue for liquidity to their stakeholders. Such factors include (i) increasing venture capital dollars, (ii) the dearth of IPOs of technology companies and (iii) the willingness of investors to continue to fund such companies through multiple rounds of financing, often at growing private market valuations. This trend has accelerated following the adoption of the federal Jumpstart Our Business Startups (JOBS) Act and the FAST Act which raised the threshold beyond which a company must report under the Exchange Act from 500 to 2,000 stockholders.

The U.S. venture capital secondary market continues to grow reaching $94.9 billion in annual transaction volume as of Q3 2025. We believe that this growing sector presents continued opportunity as a potential source of liquidity for venture capital investors and other technology company stakeholders, but is still relatively underdeveloped, representing only 2.6% of the total private market value of so-called “unicorn” companies. Venture capital exits have been dampened by the lackluster IPO market, and although we believe there are signs that the public offering market is showing signs of improvement, the exit opportunities have been limited by sector and within sectors to those companies that have received the largest aggregate private investment. In the U.S., over 87% of companies with revenue greater than $100 million are private.1

We believe that the demand for private company investment exposure is strong as evidenced by the fact that larger financial institutions are taking notice of the importance of the role of venture capital secondaries as a vital piece in the investment lifecycle. Recent notable acquisitions announced by large well-known investment banks such as the Morgan Stanley’s acquisition of EquityZen, Goldman Sachs’ acquisition of Industry Ventures and Charles Schwab’s acquisition of Forge Global, underscore the recognition by some of the world’s largest financial institutions of the growing demand for access to venture capital secondary opportunities.

[1]	https://www.apolloacademy.com/many-more-private-firms-in-the-us/#:~:text=According%20to%20a%20chart%20from%20S&P%20Capital,revenue%20greater%20than%20$100%20million%20are%20private.

The SEC Investor Advisory Committee (the “IAC”), an advisory committee to the Securities and Exchange Commission (the “SEC”), released an executive summary on Retail Investor Access to Private Market Assets on September 18, 2025, highlighting the decreased number of publicly listed companies available for retail participation. According to the IAC, the limited number of publicly listed companies alongside increased retail investor interest, has created a disconnect between supply and demand.2 The IAC acknowledged the vital part that secondary market funds have come to play, stating that, “the optimal way for retail investors to access private market assets is through registered funds,” but that “information asymmetries, illiquidity, valuation, reduced regulatory oversight, fraud, and loss are all risks that will need to be managed if the [SEC] expands retail investor access to the private market, directly or indirectly.”3 The Fund and the Adviser believe that the Adviser’s sixteen years of experience in advising private funds in acquiring and disposing of investments in pre-IPO companies gives them a unique perspective in identifying and providing for such risks and the disclosures to investors required to address them. Although the IAC does not represent the opinion of the SEC, it is comprised of a representative of the state securities commissions, a representative of the interest of senior citizens, and members selected by the SEC of experts including institutional investors, academics and industry professionals. On August 7, 2025, President Trump issued an Executive Order encouraging the loosening of restrictions on investments in “alternative assets” including private market investments by retirement accounts and instructing the Department of Labor to clarify its position on such investments. Estimates are that approximately $49.1 trillion is currently held in retirement accounts and experts suggest access to funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which provides investor safeguards, would be a strong starting point.4 While there will be challenges on the institutional and individual levels and standards for investor protection will undoubtedly need to evolve to allow greater retail participation in “alternative asset” investments, we believe that there will be significant opportunities for investment managers to expand their business if and when these new market participants are able to participate in these markets at higher levels.

The Adviser believes that demand for ownership of shares in late-stage pre-IPO companies with private market valuations of $1 billion or more, the so-called “unicorn” companies, will continue to grow at significant rates. Over the past decade and a half, enterprising financial intermediaries have invented ways to bring such investments directly to sophisticated high net worth individuals, trusts, family offices and smaller institutional investors, significantly broadening the potential growth of this asset class. Yet almost all of such opportunities are limited to investors that qualify as “accredited investors,” “qualified clients” and “qualified purchasers” (as such terms are defined in the U.S. securities laws and regulations). The Fund intends to participate in this trend toward “democratization” of the alternative investments landscape by allowing retail investors to participate in opportunities to share in the growth of companies like those in which the Predecessor Funds have invested and in which the Fund intends to invest.

PLAN OF DISTRIBUTION

The Fund is offering shares of its common stock in exchange for units of the Predecessor Funds. The Exchange Transaction will only be consummated upon the effectiveness of this registration statement and the approval of the listing of the shares of our common stock on the Exchange. Neither we nor any holder of exchanged units will receive any cash proceeds from the exchange of shares, nor from the listing of shares of our common stock. The holders of our shares pursuant to the Exchange Transaction may sell their shares pursuant to the lock-up and leakout provisions described below.

Lock-Up and Leakout Provisions

Investors who acquired shares of our common stock, including those who acquired our common stock through their receipt of shares in connection with the Exchange Transaction (the “Lock-Up Shares”), are subject to limitations on their ability to offer, sell or otherwise dispose of the Lock-Up Shares during the “Lock-Up Period” (as defined below). Specifically, during the Lock-Up Period, holders of our shares of common stock (which include each of the unitholders of the Predecessor Funds who participates in the Exchange Transaction and the holders of Seed Preferred Shares and Founder Preferred Shares that are converted into common stock, have agreed not to directly or indirectly:

•	offer, pledge, sell or contract to sell any common stock;

•	sell any option or warrant to purchase any common stock;

•	purchase any option or warrant to sell any common stock;

•	grant any option or warrant for the sale of any common stock;

•	lend or otherwise transfer or dispose of any common stock;

•	exercise any right with respect to the registration of any common stock or other securities; or

•	enter into any swap or other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any common stock whether any such swap, agreement or transaction is to be settled by the delivery of shares of common stock or other securities, in cash or otherwise.

[2]	https://www.sec.gov/files/newman-sec-advisory-panel-presentation-riape.pdf
[3]	https://www.sec.gov/files/iac-private-markets-091125.pdf
[4]	https://www.ici.org/ici-viewpoints/implementing-the-executive-order-on-democratizing-access-to-alternative-assets-for-401k-investors; https://www.ici.org/statistical-report/ret_25_q4

Immediately on the date our shares are listed for trading on the stock exchange, 30% of the Lock-Up Shares held by each investor will be freely transferable and not subject to the lock-up provisions. The “Lock-Up Period” for the remaining Lock-Up Shares is

•	24% of the Lock-Up Shares held by each investor shall be unlocked upon the earlier of (i) 60 days or (ii) as soon as practicable following the 5th consecutive trading day upon which the closing price of the Fund’s shares is at least 2x the closing price on the date of the Fund’s initial trading day.

•	23% of the Lock-Up Shares held by each investor shall be unlocked upon the earlier of (i) 120 days or (ii) as soon as practicable following the 5th consecutive trading day upon which the closing price of the Fund’s shares is at least 3x the closing price on the date of the Fund’s initial trading day.

•	23% of the Lock-Up Shares held by each investor unlocked upon the earlier of (i) 180 days or (ii) as soon as practicable following the 5th consecutive trading day upon which the Fund’s shares trade at a price per share of at least 4x the closing price on the date of the Fund’s initial trading day.

•	In addition, in the event any Underlying Portfolio Company publicly announces prior to or following the effectiveness of this registration statement that (i) its Portfolio Company Securities will be listed for trading on a national exchange on or around a certain date or (ii) makes a public announcement that it has entered into a definitive agreement to be acquired, 50% of any remaining Lock-Up Shares will be released as soon as practicable after such announcement, and the remaining 50% of the remaining Lock-Up Shares will be released as soon as practicable following the first day of such trading or the closing date of the company sale, as applicable.

Notwithstanding the above lock-up/leak-out provisions, management of the Fund may unilaterally authorize the partial or full release of the Lock-Up Shares at any time in its discretion.

USE OF PROCEEDS

We will not receive any proceeds from the Exchange Transaction or the listing of our shares of common stock.

THE FUND

The Fund is a non-diversified closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on August 15, 2025. The Fund’s principal address is 1000 RXR Plaza, Uniondale, NY 11556, and its telephone number is 212-440-9644. The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes beginning with its taxable year ending December 31, 2027, however, we will not qualify as a RIC for our initial taxable year ending December 31, 2026. For our initial taxable year, we will be treated as a corporation for U.S. federal income tax purposes. Investment advisory services are provided to the Fund by the Adviser pursuant to the Advisory Agreement. The individuals who serve on the Board are responsible for monitoring and overseeing the Fund’s investment program. See “Management of the Fund.”

THE EXCHANGE TRANSACTION

Immediately following the effectiveness of this registration statement, certain unitholders of the Predecessor Funds will exchange all of their respective units in the Predecessor Funds for shares of common stock of the Fund that are being registered pursuant to this registration statement (the “Exchange Transaction”). Each of the Predecessor Funds maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the Exchange Transaction will be managed by the same Adviser and portfolio managers as the Fund. Shares of our common stock being received by the holders of our Founder Preferred Stock and Series Seed Preferred Stock upon the conversion of their preferred stock are also being registered pursuant to this registration statement. Upon consummation of the Exchange Transaction, the common stock will be the only class of the Fund’s capital stock outstanding.

The Predecessor Funds are series of privately placed funds, are not registered under the 1940 Act by reason of the exclusions from regulation under the 1940 Act by reason of Section 3(c)(1) or 3(c)(7) of the 1940 Act and, therefore, are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act. The Predecessor Funds offered units only to “accredited investors,” as defined in Section 501(a) of Regulation D under the Securities Act, and either “qualified clients,” as defined in Rule 205-3 under the Advisers Act or “qualified purchasers” as defined in Section 2(a)(51) of the 1940 Act. The Predecessor Funds are separate series created in accordance with the Delaware Limited Liability Company Act and each Predecessor Fund has only invested in a single Underlying Portfolio Company. All units in the Predecessor Funds are illiquid, restricted securities for which resale or other transfer are subject to restrictions under the Securities Act and the operating agreement of the relevant Predecessor Fund. The Portfolio Company Securities held by such Predecessor Fund are also subject to restrictions in the constituent documents and/or shareholder agreements of the Underlying Portfolio Company. Such restrictions generally terminate only upon an IPO or other liquidity event of the relevant Underlying Portfolio Company (such as a de-SPAC transaction, direct listing or merger).

On January 13, 2026, the Fund began an offer to exchange shares of the Fund’s common stock, par value $0.0001 per share (the “Exchange Offer”), for all the units of limited liability company interests of each Predecessor Fund owned by the Predecessor Fund’s unitholders. On February 19, 2026, the unitholders that have elected to participate in the Exchange Transaction (the “Participating Unitholders”) entered into exchange agreements with the Fund (the “Exchange Agreement”) to transfer all of their respective units in the Predecessor Funds to the Fund in exchange for shares of the Fund’s common stock at the time this registration statement is declared effective by the SEC. Closing under the Exchange Agreement is contingent upon the satisfaction or waiver of certain conditions that are set forth in the Exchange Agreement, including that (i) the Adviser concludes that the number and types of Predecessor Fund units submitted for exchange constitute sufficient size and quality and that the state of the public markets are such that the Adviser believes that the Fund is a viable candidate for public trading, (ii) the effectiveness of this registration statement on Form N-2, which registers the Fund’s shares to be issued to Participating Unitholders under the Securities Act and the Fund under the Investment Company Act, and (ii) the effectiveness of the Fund’s application for listing for trading by the applicable stock exchange. If the above conditions are not completed by December 31, 2026, the Exchange Offer will terminate (unless extended by consent of the Board and the Participating Unitholders holding a majority in value of the units that all the Participating Unitholders have agreed to exchange (the “Requisite Holders”)), and Participating Unitholders will continue to hold the units in the respective Predecessor Fund. Unitholders that do not elect to participate in the Exchange Transaction will remain members of the applicable Predecessor Fund. After the Exchange Transaction, the Predecessor Funds will continue to be advised by the Adviser and will have minority unitholders consisting of the unitholders who elected not to participate in the Exchange Transaction.

The total number of shares of the Fund to be offered to the Participating Unitholders will be approximately 11,579,266 shares and the number of shares to be issued to each Participating Unitholder will be equal to (i) the quotient obtained by dividing (x) the aggregate initial AUM of the Fund, by (y) the aggregate dollar value of all the units exchanged by such Participating Unitholder, (ii) 11,579,266 (the “Aggregate Shares”). In addition, 3,000,000 shares of common stock will be issued to various principals and members of the Adviser and its affiliates upon the conversion of their shares of Founder Preferred Stock and approximately 420,734 shares of common stock will be held by the holders of the Fund’s Series Seed Preferred Stock upon their conversion into common stock. All shares of the Fund’s outstanding preferred stock will be automatically converted into shares of common stock upon the effectiveness of the Exchange Transaction and the preferred stock will be retired. The Adviser initially purchased 3,000,000 shares of Founder Preferred Stock in exchange for $0.001 per share and the agreement of the Adviser and certain affiliated manager entities to waive any carried interest payments that would ordinarily be attributable to the Units of the Predecessor Funds the holders of which are participating in the Exchange Transaction. The unitholders, who did not participate in the Exchange Transaction will still remain subject to the operating agreement of the relevant Predecessor Fund and, unless otherwise agreed in a side letter, the Adviser and affiliated manager entities will be eligible to participate in profits of such Predecessor Fund through its carried interest.

As part of the Exchange Transaction, an independent valuation firm has valued the assets of the Predecessor Funds as of December 31, 2025. The Exchange Transaction generally will be treated as a taxable event to the Participating Unitholders for U.S. federal income tax purposes, and a Participating Unitholder generally will recognize taxable gain or loss with respect to such exchange. Each Participating Unitholder has been strongly encouraged to consult with its individual tax advisers to determine the effect of the Exchange Transaction on such Participating Unitholder given its individual tax and financial situation. See “Certain U.S. Federal Income Tax Considerations.”

INITIAL CAPITALIZATION

The Fund’s initial capitalization (shares outstanding) consists of 3,000,000 shares of Founder Preferred Stock and 200 shares of Series Seed Preferred Stock. The Founder Preferred Stock was initially issued to the Adviser in consideration of payment of $0.001 per share in cash and partly in consideration of the Adviser’s agreement to forego any carried interest payments in respect of all Predecessor Fund units that are exchanged for shares of the Fund’s common stock. The Fund previously issued 200 shares of its Series Seed Preferred Stock to 10 accredited investors for aggregate investment of $2,000,000. Messrs. Joseph Alagna and Stephan Stein were among the 10 purchasers of the Series Seed Preferred Stock. The Founder Preferred Stock is convertible into the Fund’s shares of common Stock aggregating 20% of the issued and outstanding shares of the Fund’s common stock upon the consummation of the Exchange Transaction and the Series Seed Preferred Stock carries a two-times conversion preference and is convertible into a number of shares of common stock determined by dividing $4,000,000 (two times the invested amount) by the fair market value of the shares of common stock at the time of consummation of the Exchange Transaction, which fair market value will be determined by the Board in consultation with the Fund’s independent valuation firm. The shares of Founder Preferred Stock and Series Seed Preferred Stock are mandatorily convertible, without any action by the holders thereof, into shares of common stock upon the consummation of the Exchange Transaction. Upon conversion, the holders of the Founder Preferred Stock will receive 3,000,000 shares of common stock, which will constitute 20% of the Fund’s outstanding shares of common stock, and the Series Seed investors will receive $4 million worth of shares of common stock or 420,734 shares, representing approximately 2.8% of the Fund’s outstanding shares of common stock. The balance of the shares (constituting approximately 77.2% of the then issued and outstanding shares of common stock) will be issued to the Participating Unitholders. Upon conversion of the Founder Preferred Stock and the Series Seed Preferred Stock, these shares will be retired, and following the Exchange Transaction, the common stock will be the only class of capital stock of the Fund outstanding and the Fund will have no shares of preferred stock outstanding.

The Fund’s authorized capitalization consists of 200,000,300 shares of stock, consisting of 197,000,000 shares of common stock, par value $0.0001 per share, and 3,000,300 shares of preferred stock, par value $0.0001 with terms to be set by the Board.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to realize capital gains on a diversified portfolio of Underlying Portfolio Companies that generally (i) are primarily technology-based or technology-advantaged, (ii) have conducted one or more rounds of venture capital financing, (iii) have private market capitalizations of at least $1 billion and (iv) in the view of the Adviser, have the potential to conduct an IPO or other liquidity event within 2 to 4 years following the date of the investment (the “Investment Criteria”). Technology-based or technology-advantaged companies include companies that apply scientific knowledge, skills, and tools to develop solutions that address problems or improve efficiency. The Adviser and the Fund reserve the right to vary these criteria if they believe an investment is in the best interests of the Fund.

The Fund intends, through the Exchange Transaction, to offer public market liquidity to the current holders of units in the Predecessor Funds and to expand the Fund’s portfolio through selective investments utilizing a combination of (i) proceeds from IPOs or other liquidity events in respect of its Underlying Portfolio Companies and/or (ii) capital raised in the public or private investment markets. The Fund’s investment strategy and selection criteria will be identical to the strategy and criteria used by the Predecessor Funds.

The Fund intends to primarily focus on companies located in the United States but may invest on an opportunistic basis in non-U.S. companies that otherwise meet its Investment Criteria.

The Fund believes that having a publicly traded stock as currency will make it more likely that it can raise capital on favorable terms than it has been in raising capital for private funds, though there can be no assurance that the Fund will be able to raise such additional capital on favorable terms or at all. Failure to do so could have a material adverse effect on the market price of our common stock.

If one or more of the Fund’s Underlying Portfolio Companies are successful in conducting an IPO or other liquidity event, the Fund may elect (to the extent legally permissible) to distribute the proceeds to its stockholders or to reinvest such proceeds in additional purchases of Portfolio Company Securities. However, the Fund anticipates that it will, for the foreseeable future, reinvest the proceeds of any Underlying Portfolio Company liquidity event and that it will not distribute any dividends to stockholders.

The Fund may also seek other opportunities to otherwise dispose of Portfolio Company Securities in secondary transactions if the Adviser deems such disposition to be favorable to the Fund and its stockholders. There can be no assurance that the Fund will be able to dispose of its Portfolio Company Securities at a gain or at all or that any Portfolio Company Securities will have any recoverable value. Similarly, there can be no assurance that the Fund will achieve its investment objectives, that any of the Underlying Portfolio Companies will complete an IPO or other liquidity event, that any capital appreciation will be realized or that the shares of common stock will have any value.

There can be no assurance that the Fund’s investment objective will be achieved or that our investment program will be successful. The investment objective may be changed by the Fund’s Board without prior shareholder approval.

Investment Strategy

The Fund seeks to meet its investment objective by investing primarily in companies that fit its Investment Criteria. These investments will primarily consist of investments in investment vehicles, such as SPVs, that hold common stock or preferred equity of such private technology companies and, to a lesser extent, may also consist of direct investments in such companies.

The Fund expects that its investments will be concentrated in securities of issuers having their principal business activities within the technology group of industries (i.e., more than 25% of the value of the Fund’s assets is expected to be invested in such group of industries). The Fund expects that it will invest significantly in artificial intelligence, enterprise software, technology enabled products and services, aerospace and defense, satellite, consumer and healthcare related companies within the technology group of industries that meets its Investment Criteria.

The Adviser, its principals and the members of its investment team have in the aggregate decades of experience working together sourcing, acquiring and disposing of private “unicorn” company securities and the Fund will rely on their extensive network of founders, investors (institutional and retail), venture capital funds, brokers, accountants, lawyers and other connections to unearth and execute upon investment opportunities for the Fund. The Fund and its Adviser believe that the reputation of their investment professionals within the industry and their established history of investing affords them a favorable position when seeking investment opportunities, though past track records should not be viewed as direct predictors of future results.

The Fund may acquire securities (primarily preferred or common stock) of companies meeting its Investment Criteria directly from the issuers of such securities in private placement transactions, from existing stockholders (primarily current or former employees or early stage investors). The Fund may also invest through acquisitions of interests (primarily limited partnership or limited liability company interests) of other investment funds, SPVs, or other collective investment vehicles that hold securities consistent with the Fund’s Investment Criteria or will acquire such securities with the proceeds of the Fund’s investment. Any such direct or indirect investments will be subject to significant restrictions on transfer imposed by the direct issuer of securities or their current holders (especially SPVs, funds or other vehicles) in their constituent documents (charter and bylaws, limited partnership agreement or LLC operating agreement) or by stockholder agreements, which may impair the ability of the Fund to acquire such investments or following acquisition, make disposition of such investments difficult. See “Risks Related to Investment Vehicles” for more information.

Securities acquired through the “secondary market” are acquired through transactions in securities of private companies that are acquired from stockholders of such companies, rather than directly from the relevant company. Unlike shares in companies trading on an exchange, there is no centralized market infrastructure for purchases and sales in the secondary market and transactions are privately negotiated between the parties. The secondary market provides investors in private companies an ability to achieve liquidity prior to an IPO or other liquidity event of the subject company. Some of secondary market transactions include tender offers in which the private company allows current stockholders meeting specified criteria to sell or direct sales where the stockholder sells directly to another entity. Transactions on the secondary market are often privately negotiated and the securities are sold subject to certain limitations described below. See “Risks Related to Our Investments - There are significant potential risks relating to investing in securities traded on private secondary marketplaces”

The ability of the Fund to successfully acquire Portfolio Company Securities from existing stockholders of private issuers will in most cases require the consent of and cooperation by the relevant Underlying Portfolio Company. Most target Underlying Portfolio Companies have limitations on the transferability of their securities contained the Underlying Portfolio Company’s certificate of incorporation and/or bylaws and/or by shareholder agreements between the Underlying Portfolio Company and its existing stockholders. These restrictions could impair the ability of the Fund to acquire Portfolio Company Securities and in such circumstances the Fund may incur substantial transactional expenses without obtaining any benefit. In addition, the LLC operating agreements or limited partnership agreements of SPVs or other third party investment vehicles generally provide restrictions on the transfer of the LLC or limited partnership interests.

Virtually all Underlying Portfolio Companies in which the Predecessor Funds have invested and in which the Fund proposes to invest provide for restrictions on transfer of their shares or other securities (“Portfolio Company Securities”). Sales of shares of private companies are typically restricted by provisions in the company charter, bylaws, stockholder agreements, company employment and trading policies and post-IPO lock-up periods and lockup agreements . Limitations are usually contained in provisions of the Underlying Portfolio Company’s certificate of incorporation and/or bylaws and/or by shareholder agreements between the Underlying Portfolio Company and its existing stockholders or other stakeholders. In the case of SPV’s, there are generally restrictions on the transfer of their limited liability company or limited partnership interests that are contained in the applicable limited partnership or limited liability company operating agreements. Some Underlying Portfolio Companies require the consent of the board of directors of the Underlying Portfolio Company to transfer such Portfolio Company Securities. Most Underlying Portfolio Companies’ constituent documents also provide that any of its existing stockholders seeking to transfer Portfolio Company Securities are subject to a right of first refusal (a “ROFR”) by the Underlying Portfolio Company, its designee(s) and/or certain stockholders (each a “ROFR Party”) entitling them to purchase any Portfolio Company Securities that its existing stockholders seek to sell or otherwise transfer. Pursuant to such ROFR provisions, prior to effecting a sale or other transfer of Portfolio Company Securities to the Fund (or most other purchasers), an existing stockholder must first notify the Underlying Portfolio Company of its intention to sell the Portfolio Company Securities, including the material terms of such sale or other transfer, and must offer to sell such Portfolio Company Securities to the Underlying Portfolio Company and/or other ROFR Parties. Thereafter, the Underlying Portfolio Company has the right for a designated period of time (typically 30 days) to elect to purchase the Portfolio Company Securities on the same terms and conditions as the proposed sale to the Fund. Most ROFR provisions also allow the Underlying Portfolio Company to assign its right of first refusal to a third party.

In the event that a Underlying Portfolio Company (or its assignee) declines to exercise or expressly waives its ROFR, the Fund may complete its purchase of such Portfolio Company Securities, subject to certain conditions such as consummating such transaction within a contractually fixed period of time (typically up to 30 days from the expiration of the ROFR). In short, whether the Fund will be able to purchase Portfolio Company Securities of a particular Underlying Portfolio Company will be largely within the discretion of the Underlying Portfolio Company and will generally be subject to additional conditions such as requiring the Fund to join in any shareholder or similar agreement and to be subject to restrictions on transfer that are at least as onerous as those previously applicable to the transferring existing stockholder.

These restrictions could impair the ability of the Fund to acquire or dispose of Portfolio Company Securities and in such circumstances the Fund may incur substantial transactional expenses without obtaining any benefit.

The Fund will generally source investment opportunities in so-called “secondary market” purchases (i.e. transactions in which the seller of the securities of the relevant private company are the existing stockholders of such company. Such transactions may include purchases of Portfolio Company Securities or purchase of interests in SPV’s that either own the underlying Portfolio Company Securities or will acquire them with the proceeds of the Fund’s investment. The Fund will seek to purchase such securities directly through private placement transactions conducted by the relevant Underlying Portfolio Companies. The Fund’s ability to purchase Portfolio Company Securities through either strategy is largely dependent upon the goodwill of the relevant Underlying Portfolio Company. The Adviser believes that its track record in dealing with Underlying Portfolio Companies in completing secondary market transactions places the Fund in a favorable position to effect such transactions, but there can be no assurance that it will be able to do so. These investments may involve significant due diligence, longer time horizons for value realization, and limited liquidity. Investment research is also significantly limited as the Fund is unlikely to receive information rights that are usually only granted to an issuer’s major stockholders and these private issuers typically do not provide full or sometimes any access to information such as financial statements, presentations, board meetings, access to company management, and other useful fundamental data that may make evaluating investment decisions clearer. As the Fund’s interests in Portfolio Company Securities will generally be minority positions, the Fund does not anticipate receiving information rights. The Fund may invest in such securities without limitation and potential investors in the Fund must be willing to have their capital deployed in investments for which the Fund does not have the depth and breadth of Underlying Portfolio Company information that it would wish to obtain. See Risk Factors “Risks Related to Our Investments – There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

The SPVs in which the Fund expects to invest will be private investment vehicles managed by unaffiliated managers that are designed to provide the Fund and other eligible investors with indirect economic exposure to the securities of one or more specific private companies through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. Other eligible investors in the SPVs may include high net worth individuals, family offices, and entities that satisfy “accredited investor” or “qualified purchaser” requirements, depending on the structure of the SPV. Generally, other investors in the SPV will not be affiliated with the Fund or the Adviser; however, the Fund may co-invest in SPVs with affiliates in accordance with the 1940 Act, the rules thereunder, and any related guidance or exemptive relief obtained by the Fund. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that the Fund expects to invest in may have different terms and structures, which may present unique risks and different economic experience than if the Fund were to hold interests in the underlying private companies directly. The types of SPVs in which the Fund expects to invest may charge upfront sales charges as well as management fees and/or carried interest-type profit participations that will impact the value of the Fund’s investment and the Fund’s investment return. All investors in an SPV typically will have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered between an investor (including the Fund) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. It is expected that the SPVs in which the Fund invests will not provide the Fund with voting rights with respect to the SPVs or Underlying Private Companies.

SPVs will typically not be controlled by the Fund, and the Fund does not expect to contribute the majority of the capital raised by any one SPV. SPVs in which the Fund may invest will typically not be considered “subsidiaries” of the Fund; however, under limited circumstances, when requested by an Underlying Portfolio Company, the Fund may create a subsidiary SPV for the limited purpose of making a particular investment in that Underlying Portfolio Company. These subsidiary SPVs will be wholly-owned and controlled by the Fund and be consolidated for accounting purposes. These subsidiary SPVs may exist for the limited purpose of holding an investment in a single issuer, and would not have a separate investment strategy from the Fund, would be subject to the investment advisory agreement between the Fund and the Adviser, and would otherwise be subject to the 1940 Act to the same extent as the Fund. The Fund will treat SPVs to which the Fund has contributed substantially all of the assets, even if it does not primarily control or manage such SPVs, as subsidiaries for purposes of compliance with the 1940 Act. The Fund and its stockholders will bear the respective organizational and operating fees, costs, expenses and liabilities of subsidiary SPVs created by the Fund. References herein to the Fund’s investments also refer to any subsidiary SPV investments.

The Fund will not invest directly in cryptocurrencies and/or crypto assets, but it may acquire investments in Underlying Portfolio Companies that have exposure to or provide services to companies that participate in the digital asset industry. Crypto assets and crypto-related investments are relatively new investments, and the continued adoption of the relevant crypto asset will require growth in its usage as a means of payment or for recordkeeping. Even if growth in crypto asset adoption continues in the near or medium-term, there is no assurance that crypto asset usage will continue to grow over the long-term. A contraction in the use of a crypto asset may result in a lack of liquidity, increased volatility in and a reduction in the price of the crypto asset, which may have a negative impact in any Underlying Portfolio Company that provides goods or services to participants in the digital assets markets. See Risk Factors “Risks Related to Our Investments – Cryptocurrency related companies in which the Fund invests are subject to unique risks.”

The Fund intends to update its website (www.buttonwoodfunds.com) on a monthly basis to disclose its portfolio holdings, including the percentage of its net assets related to each position, and within 60 days from the end of the relevant month.

Investment Process

The Fund is managed by the Adviser, which will set the Fund’s investment policies and oversee the acquisition and disposition of investments in the Portfolio Company Securities. Joseph A. Alagna, Jr. and Stephan A. Stein, the managers of the Adviser, will make all investment decisions for the Fund. The Fund’s investment process is designed to identify, evaluate, acquire, monitor and ultimately exit Underlying Portfolio Companies. The Adviser will analyze and identify investments in companies that meet the Fund’s Investment Criteria and have one or more of the following characteristics:

•	Portfolio companies in what the Adviser believes are leading private innovative companies, which may include a focus on cutting edge technologies such as AI, machine learning, blockchain and digital enabling infrastructure and other subject fields.

•	Portfolio companies the Adviser believes are primed for revenue-growth over the next five years.

•	Portfolio companies with medium to large private capitalization, generally those valued over $1 billion.

•	Portfolio companies that have received previous investments from venture capital and early-stage investors.

•	Portfolio companies with strong management teams and proven track records of realizing shareholder value.

•	Portfolio companies the Adviser identifies as having a strong likelihood of a liquidity event in approximately two to four years from the date of investment (though there can be no assurance that such companies will have the intention or capability of completing such a transaction and such liquidity events and market conditions are unpredictable and may take longer or shorter than projected or may not occur at all).

•	Portfolio companies with low debt relative to their capital structure.

Once an Underlying Portfolio Company is identified, the process involves sourcing such Underlying Portfolio Company’s stock in the secondary market or making overtures to participate in primary round investments directly into the Underlying Portfolio Company. The Adviser intends to assess potential Underlying Portfolio Companies in a manner that it believes balances attractive return potential with prudent risk management. In evaluating opportunities, the Adviser will consider the company’s development path, the sources of its funding, historical and current market pricing of its securities, availability, demand and due diligence results among other factors. While the Adviser will endeavor to manage the Fund’s portfolio risks, the Fund’s investments are inherently speculative and there is no guarantee that the risks will be managed successfully or that the Fund will receive any return on its investments.

Deal Origination and Pipeline Management

The Adviser has sourced Portfolio Company Securities for its private funds for over a decade and has established a broad and deep network of potential counterparties and referral sources. Once a target Underlying Portfolio Company and an opportunity to purchase its securities are identified, the Adviser considers a variety of factors in deciding whether to completing the investment, such as but not limited to ensuring that the price available is appropriate for the Fund and in line with a fair market value of the Underlying Portfolio Company’s securities, examining the relevant company’s publicly available information, reviewing the company’s constituent documents and shareholder agreements and considering potential other risk and investment related matters, such as projected growth, market environment, and potential exit strategies.

In the case where an investment would be made indirectly through third-party SPVs, funds or other investment vehicle(s), the Adviser conducts due diligence to ensure that the third party owns, or with the proceeds of the Fund’s investment will acquire, the underlying issuer’s securities (including in most cases securities purchase agreements and, if applicable, share certificates or share ledger entries evidencing share ownership. The Adviser also evaluates the vehicle’s constituent documents and reputation of its management. The Adviser also participates in the negotiation and oversees the preparation of proper transfer documentation, which often will include negotiated side letters addressing matters such as reduction of the SPV’s fees and carried interest, limiting any future obligations for capital calls or expense reimbursement and enhancing the Fund’s ability to realize upon the underlying investment in the event of an IPO or other liquidity event of the Underlying Portfolio Company.

Portfolio Construction and Risk Limits

The Adviser seeks to assist the Fund in acquiring and maintaining a diversified portfolio consisting of multiple Underlying Portfolio Companies, subject to there being a sufficient number of opportunities and sufficient funds available to do so. The Fund generally will seek to limit its exposure to each Underlying Portfolio Company to no more than 20% of the Fund’s net assets, measured at the time of purchase. While the Fund targets exposure to a single Underlying Portfolio Company to no more than 20% of its net assets at the time of purchase, the values of the Fund’s initial portfolio will be more concentrated, with its holdings of SpaceX and Anthropic related investments will each exceed 20% of the initial portfolio’s value. Also, the value of investments will fluctuate so that any one investment may represent more or less than 20% exposure to a particular Underlying Portfolio Company at any given point in time. The Fund’s initial portfolio will consist of limited liability company interests in eighteen Predecessor Fund which represent indirect investments in ten Underlying Portfolio Companies. To the extent that Underlying Portfolio Companies are successful in consummating an IPO or other liquidity event, the number of companies in the Fund’s portfolio may be reduced. The Fund will have non-controlling positions in the Underlying Portfolio Companies. The Fund reserves the right to allocate a percentage of funds to cash and cash equivalents when the Adviser believes the market to be over-extended, or at near-term risk of downside volatility, or when the Fund determines that such cash and cash equivalents would be in the best interests of the Fund or beneficial for use in pursuing new investments.

Liquidity Management and Exit Strategy

The Adviser intends to invest in Underlying Portfolio Companies that it believes have the potential to reach a liquidity event within two to four years of the Fund’s initial investment, although such liquidity events and market conditions are unpredictable and may take longer or shorter than projected or may not occur at all. Realizations on investments may occur via strategic sale of the Underlying Portfolio Company to an acquirer, traditional initial public offering, direct listing, de-SPAC transaction or negotiated secondary block sale or other realization event not otherwise described here, though such transactions may be subject to certain restrictions on transfer discussed elsewhere in this Prospectus. If such an event occurs and the Fund is able to liquidate its position, the Board, in its discretion, will decide whether to distribute the proceeds of such disposition to stockholders or to retain such proceeds in order to fund the Fund’s expenses and/or to purchase additional Portfolio Company Securities. The Adviser has discretion to decide if, when, and on what terms to dispose of any Portfolio Company Securities and may decide that it is in the best interests of the Fund to retain such Portfolio Company Securities.

INITIAL PORTFOLIO

In connection with the Exchange Transaction, the Fund will have assets under management of approximately $175,531,708 (valued as of March 31, 2026), in investments in 18 Predecessor Funds, which represents indirect investments in ten Underlying Portfolio Companies, based on the fair value of such investments as determined by the Adviser and the Fund’s independent valuation firm.

Predecessor Fund	Underlying Portfolio Companies	Share Type of Underlying Portfolio Company held by Predecessor Fund	Shares of Underlying Portfolio Companies	Direct or Indirect Ownership	Nature of Underlying Portfolio Company Business	Cost of Investment(1)	% of Total Cost of Investment	Fair Value 3/31/2026	% of Fair Value 3/31/26
Buttonwood Titan QC Fund LLC - Series AN-I	Anthropic, PBC	Series B Preferred Stock[2]	182,721	Indirectly through the SPV - GA-IP Opportunities II, LLC	Artificial Intelligence Safety and Research	$48,993,086	34.4%	$67,588,642	38.5%
Buttonwood Titan QP Fund LLC - Series AN-I	Anthropic, PBC	Series B Preferred Stock[2]	29,139	Indirectly through the SPV - GA-IP Opportunities II, LLC	Artificial Intelligence Safety and Research	$7,807,677	5.5%	$10,773,160	6.1%
Buttonwood Titan QC Fund LLC - Series CO-I	Cohere, Inc.	Common Stock[3]	41,506	Indirectly through the SPVs - Waldman Mitchell Family Holdings LP and Waldman Mitchell Family Holdings Second LP	Enterprise Artificial Intelligence Solution	$7,568,237	5.3%	$7,166,872	4.1%
Buttonwood Titan QC Fund LLC – Series Big Data IV	Databricks, Inc.	Series C and Series H Preferred Stock[4]	47,424	Indirectly through the SPVs - SineWave Ventures Direct 2, L.P., SineWave Ventures Direct 2B, L.P., and SineWave Ventures Direct 2A, L.P	Enterprise Artificial Intelligence Solution	$9,010,496	6.3%	$9,195,297	5.2%
Buttonwood Titan QP Fund LLC – Series Big Data IV	Databricks, Inc.	Series C and Series H Preferred Stock[4]	10,802	Indirectly through the SPVs - SineWave Ventures Direct 2, L.P., SineWave Ventures Direct 2B, L.P., and SineWave Ventures Direct 2A, L.P	Enterprise Artificial Intelligence Solution	$2,052,285	1.4%	$2,027,798	1.2%

Buttonwood Titan QP Fund LLC - Series DB-I	Demandbase, Inc.	Common Stock	1,014,875	Directly in Demandbase, Inc.	Marketing Technology	$2,861,948	2.0%	$2,547,337	1.5%
Buttonwood Beacon Fund LLC - Series IF-I	Impossible Foods Inc.	Series E-1 Preferred Stock	51,028	Directly in Impossible Foods Inc.	Plant-based Meat Alternatives	$182,170	0.1%	$143,366	0.1%
Buttonwood Beacon QP Fund LLC - Series IF-I	Impossible Foods Inc.	Series E-1 Preferred Stock	144,090	Directly in Impossible Foods Inc.	Plant-based Meat Alternatives	$514,400	0.4%	$404,892	0.2%
Buttonwood Titan QC Fund LLC - Series OC-I	Orange Comet Inc.	Warrants and SAFE Note	233,414	Directly in Orange Comet Inc.	Gaming and Entertainment	$3,777,857	2.6%	$2,391,897	1.4%
Buttonwood Titan QP Fund LLC - Series PH-I	Phenom People, Inc.	Common Stock[5]	334,674	Indirectly through the SPV - GA-IP Opportunities III, LLC	Human Resources Technology	$6,690,126	4.7%	$6,121,181	3.5%
Buttonwood Alpha Fund LLC - Prosper Series Interests	Prosper Marketplace, Inc.	Common Stock	149,562	Directly in Prosper Marketplace, Inc.	Consumer Finance Peer-to-peer Marketplace	$104,761	0.1%	$85,305	0.0%
Buttonwood Alpha QP Fund LLC - Prosper Series Interests	Prosper Marketplace, Inc.	Common Stock	162,119	Directly in Prosper Marketplace, Inc.	Consumer Finance Peer-to-peer Marketplace	$113,483	0.1%	$92,408	0.1%
Buttonwood Titan QC Fund LLC - Series SPX-I	Space Exploration Technologies Corp. (doing business as SpaceX)	Class A Common Stock[6]	346,521	Indirectly through the SPV - Zanbato Partners Fund LLC – Class D	Aerospace and Satellite Technology	$28,472,939	20.0%	$37,497,732	21.4%
Buttonwood Titan QC Fund LLC - Series SPX-II	Space Exploration Technologies Corp. (doing business as SpaceX)	Series E Preferred Shares[7]	138,162	Indirectly through the SPV - Capital Allocation Strategies II LLC – Class E	Aerospace and Satellite Technology	$11,324,116	7.9%	$14,922,648	8.5%
Buttonwood Titan QC Fund LLC - Series AI-I	Space Exploration Technologies Corp. (doing business as SpaceX)	Common Stock[8]	51,714	Indirectly through the SPV Colossus West VI, a Series of E1 VC, LLC	Artificial Intelligence and Social Media Technology	$4,927,090	3.5%	$5,596,115	3.2%
Buttonwood Titan QP Fund LLC - Series AI-I	Space Exploration Technologies Corp. (doing business as SpaceX)	Common Stock[9]	72,459	Indirectly through the SPV - Colossus West VII, a Series of E1 VC, LLC	Artificial Intelligence and Social Media Technology	$6,934,790	4.9%	$7,842,900	4.5%

Buttonwood Alpha Fund LLC - Series ZocDoc Interests	Zocdoc, Inc.	Common Stock and Series A Preferred Stock	100,922	Directly in Zocdoc, Inc.	Online Healthcare Marketplace	$520,756	0.4%	$464,240	0.3%
Buttonwood Alpha QP Fund LLC - Series ZocDoc Interests	Zocdoc, Inc.	Common Stock and Series A Preferred Stock	145,646	Directly in Zocdoc, Inc.	Online Healthcare Marketplace	$751,536	0.5%	$669,974	0.4%
TOTAL						$142,607,754	100.0%	$175,531,763	100.0%

*	Fair value as of March 31, 2026 as determined by the Adviser in consultation with its independent valuation adviser.
(1)	Interests acquired at the fair market value of such interests as of December 31, 2025 per the terms of the Exchange Agreements, as determined by valuations provided by an independent third-party valuation firm.
(2)	The Buttonwood Titan QC Fund LLC – Series AN-I and the Buttonwood Titan QP Fund LLC – Series AN-I own membership interests in GA-IP Opportunities II, LLC, a SPV that holds the underlying Anthropic, PBC Series B Preferred shares.
(3)	The Buttonwood Titan QC Fund LLC – Series CO-I owns 100% membership interests in Waldman Mitchell Family Holdings LP and Waldman Mitchell Family Holdings Second LP, which holds Cohere Common Stock.
(4)	The Buttonwood Titan QC Fund LLC – Series Big Data IV and the Buttonwood Titan QP Fund LLC – Series Big Data IV own membership interests in SineWave Ventures Direct 2, L.P., a SPV, membership interests in SineWave Ventures Direct 2B, L.P., a SPV, that holds membership interests in Sinewave Direct 2, L.P., a SPV, that both hold Databricks, Inc. Series C preferred shares, and interests in SineWave Ventures Direct 2A, L.P., a SPV, that hold Series H Preferred securities of Databricks, Inc.
(5)	The Buttonwood Titan QP Fund LLC – Series PH-I owns membership interests in GA-IP Opportunities III, LLC, a SPV that holds Phenom People, Inc. common shares.
(6)	The Buttonwood Titan QC Fund LLC – Series SPX-I owns membership interests in Zanbato Partners Fund LLC – Class D, a SPV which holds SpaceX Class A common shares.
(7)	The Buttonwood Titan QC Fund LLC – Series SPX-II owns membership interests in Capital Allocation Strategies II LLC – Class E, a SPV, which holds Series E Preferred Stock of SpaceX.
(8)	The Buttonwood Titan QC Fund LLC – Series AI-I owns membership interests in Colossus West VI, a Series of E1 VC, LLC, a SPV, which owned X.AI Holding Corp.’s common shares. X.AI Holding Corp. was acquired by SpaceX in February 2026 at an exchange conversion of 0.1433 shares of SpaceX per X.AI common share. The SPV E1 VC, LLC therefore owns SpaceX common shares as a result of the conversion in February 2026.
(9)	The Buttonwood Titan QP Fund LLC – Series AI-I owns membership interests in Colossus West VII, a Series of E1 VC, LLC, a SPV, which owns X.ai Holding Corp.’s Series B common shares. X.AI Holding Corp. was acquired by SpaceX in February 2026 at an exchange conversion of 0.1433 shares of SpaceX per X.AI common share. The SPV E1 VC, LLC therefore owns SpaceX common shares as a result of the conversion in February 2026.

The Underlying Portfolio Companies

Anthropic PBC

Anthropic PBC (“Anthropic”) is an artificial intelligence safety and research company that builds reliable, interpretable and steerable artificial intelligence systems. Anthropic’s focus extends beyond developing artificial intelligence systems people can rely on, to generating research about the opportunities and risks of artificial intelligence. Anthropic is comprised of a team of safety-conscious researchers, engineers, policy experts, business leaders and operators, and is structured as a public benefit corporation, whose purpose is the responsible development and maintenance of advanced artificial intelligence for the long-term benefit of humanity.

Cohere Inc.

Cohere Inc. (“Cohere”) is an enterprise artificial intelligence developer that builds foundational models and artificial intelligence solutions for organizations. Cohere develops high-performance large language models that enable their clients to build custom applications using their own data. These products are designed to overcome fundamental barriers within enterprises, such as the lack of technical expertise and computer resources, that would otherwise prevent enterprises from adopting large language models and better utilizing the power of artificial intelligence.

Databricks Inc.

Databricks Inc. (“Databricks”) is an artificial intelligence developer offering an open-source, cloud-based platform, the Data Intelligence Platform, that enables enterprises to integrate data, analytics, and automated workflows on a single scalable cloud architecture. The Data Intelligence Platform is built on an open lakehouse architecture, which provides a unified foundation for all data and governance needs within organizations, allowing organizations to benefit from automation and natural language to discover and use data like experts, and to develop and deploy secure data and products.

Demandbase Inc.

Demandbase Inc. (“Demandbase”) was founded to give business to business marketers better intelligence. Demandbase offers a software-as-a-service enterprise account-based marketing platform that utilizes artificial intelligence and machine learning to help enterprise clients utilize data efficiently to understand their market, more effectively target their audiences and act with a purpose.

Impossible Foods Inc.

Impossible Foods Inc. (“Impossible”) is a plant-based food company that produces meat alternatives from plant derived ingredients. Impossible’s mission is to positively impact people and the planet by making meat from plants in an environmentally conscious way.

Orange Comet Inc.

Orange Comet Inc. (“Orange Comet”) is a next-generation gaming and entertainment company that creates immersive multi-player games driven by cutting-edge technology and production level quality. Orange Comet is developing a pipeline of games featuring some of the most iconic franchises in the world, leading entertainment properties, and in collaboration with globally recognized music artists.

Phenom People Inc.

Phenom People Inc. (“Phenom”) is a purpose driven human resources technology company that developed an Intelligent Talent Experience platform to provide a complete solution for talent needs. Phenom utilizes a network of data, industry models and machine learning to provide solutions to serve human capital needs, bring automation and personalization to talent searches, employee experiences, and all aspects of human resources.

Prosper Marketplace Inc.

Prosper Marketplace Inc. (“Prosper”) is a financial technology company operating a digital platform that leverages proprietary machine learning technology to streamline consumer lending processes. Prosper offers a peer-to-peer lending platform that offers borrowers personalized options while providing investors with diverse investment opportunities.

Space Exploration Technologies Corp.

Space Exploration Technologies Corp. (“SpaceX”) is an aerospace and space transportation company that designs, manufactures and launches innovative and reusable spacecraft aimed at providing use for human spaceflight and satellite systems. SpaceX operates Starlink, providing high-speed internet through their satellite system, and Starshield, providing a secured satellite network for government entities. In February of 2026, SpaceX acquired through merger X.AI Holdings Corp. (“x.AI”) is an artificial intelligence, social media and technology company. X.AI developed and operates the artificial intelligence chatbot Grok, with the mission of pushing the boundaries of generative artificial intelligence and deepening human understanding. X.AI utilizes data from the social media platform X, which it owns and operates, and built a large artificial intelligence supercomputer Colossus that helps boast its artificial intelligence training power. Thus, the Predecessor Fund’s previous investments in X.AI were converted into investments in SpaceX generally.

Zocdoc, Inc.

Zocdoc, Inc. (“Zocdoc”) is a healthcare technology company that offers an online marketplace to connect users to healthcare providers. Zocdoc allows for appointment scheduling, in-network physician and specialist searching, and location specific information, empowering consumers to make personalized decisions on their healthcare providers and experiences.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this Prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

Risks Related to Our Business and Our Structure

The Fund is a newly formed entity with no operating history as a closed-end management investment company.

The Fund is a newly formed entity with no operating history as a closed-end management investment company. As such, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of your investment could decline substantially or become worthless. While the Fund’s principals have over a decade’s experience in raising capital for various affiliated private funds that have invested in companies sharing the profile of the Fund’s Underlying Portfolio Companies and executing transactions to acquire and dispose of the securities of similar funds’ Underlying Portfolio Companies, there can be no assurance that the Fund will be able to successfully dispose of its investments, attract investors or invest in Underlying Portfolio Companies.

The past investment performance of any entities with which the principals have been associated may not be indicative of the future results of an investment in the Fund. In other words, in considering the prior performance information contained herein, all prospective investors should bear in mind that past performance is not necessarily indicative of future results, and there can be no assurance that the Fund will achieve comparable results. Actual results could differ materially from those realized in the prior funds.

The Adviser and the Fund’s officers do not have experience in managing a publicly traded registered investment company.

The Adviser and the Predecessor Funds are all privately held companies. The Adviser and the Fund’s management have extensive experience in managing the Predecessor Funds, but have not managed or advised any publicly traded investment vehicles, which present different challenges in regulatory compliance.

The Fund’s investments may require the Fund to make long-term commitments with no certainty of return.

The Fund’s investments will consist of privately held Portfolio Company Securities that are subject to various legal and contractual restrictions on transfer. This requires that the Fund make a long-term commitment with no certainty of when or if there will be a return. Underlying Portfolio Companies are unlikely to pay dividends and the Fund’s Investment Criteria lean heavily to equity securities with a current yield. Therefore, most investments to be made by the Fund are not expected to generate current income. Therefore, the return of capital to the Fund and the realization of gains, if any, from the Fund’s investments will generally occur only upon the partial or complete realization or disposition of such investment through an IPO or other liquidity event of the relevant Underlying Portfolio Company. It is generally expected that the ultimate realization or disposition of most of the Fund’s investments will not occur for a number of years after each such investment is made.

The Fund may invest in a small number of Underlying Portfolio Companies resulting in a lack of investment diversification.

The Fund has complete discretion as to the number of Underlying Portfolio Companies in which it will invest and the percentage of the Fund’s assets that may be allocated to any one Underlying Portfolio Company or industry in conformity with the Fund’s fundamental concentration policy. While the Adviser intends to cause the Fund to achieve some level of diversification in its portfolio, there can be no assurance that the Fund will not wind up holding investments in only a few Underlying Portfolio Companies. The Fund’s ability to diversify will be limited by the amount of funds available for investment and the availability of Portfolio Company Securities that the Adviser finds desirable for investment by the Fund. The Fund’s ability to diversify its portfolio will also be limited by the fact that the Fund intends to primarily focus on companies located in the United States. Accordingly, the securities in which the Fund invests may not be diversified across many sectors, may be concentrated in specific regions within the United States and a significant portion of the Fund’s investments may be in the securities of a few Underlying Portfolio Companies.

A relatively high concentration of assets could result in a portfolio that may be more vulnerable to fluctuations in the value of any one or a few holdings resulting from adverse conditions that may affect the economy, a particular industry, or a segment of Underlying Portfolio Companies than would otherwise be the case if the Fund were required to maintain wide diversification. Consequently, significant declines in the fair market value of the Fund’s larger investments would produce a material decline in the Fund’s NAV.

Adverse market conditions may have a material adverse impact on the Fund’s Underlying Portfolio Companies and the Fund’s returns.

The value of the securities in which the Fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain Underlying Portfolio Companies, particular industries or sectors, or the overall markets, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rate changes, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, exchange trading suspensions and closures, infectious disease outbreaks, or pandemics. Rapid or unexpected changes in market conditions could cause the Fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that Underlying Portfolio Company, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, supply chain disruptions or competitive conditions. Governmental and quasi-governmental authorities may take actions in response to such economic disruptions, and the impact of any such actions may have a deleterious effect on the Fund, individual Underlying Portfolio Companies or the financial markets in general.

Political, social and economic uncertainty risks could have a material adverse effect on the Fund.

Social, political, economic, and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, armed or political conflicts, and social unrest) that occur from time to time will create uncertainty and may have significant impacts on Underlying Portfolio Companies, industries, governments, and other systems, including the financial markets, to which the Fund and the Underlying Portfolio Companies in which it invests are exposed. As global systems, economies, and financial markets are increasingly interconnected, events that once had only local impacts are now more likely to have regional or even global effects. Events that occur in one country, region, or financial market will, more frequently, adversely impact Underlying Portfolio Companies in other countries, regions, or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty on the social, political and economic fronts can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives, and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private portfolio companies); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less, or different governmental regulation and supervision of the securities markets and market participants and increased, decreased, or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls, and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Recent examples of the above include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe, the conflict between Hamas and Israel, the armed conflict in Iran, and the US intervention in Venezuela. The resulting responses by the United States and other countries, and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian portfolio companies and may adversely affect companies with economic or financial exposure to Russia and Russian portfolio companies. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. Additionally, the ongoing armed conflict between Israel and Hamas and other militant groups in the Middle East, the recent hostilities between Israel and Iran and the armed conflict between the US and Iran, civil unrest in Iran, the US involvement in Venezuela and related events may cause significant market disruptions and volatility. These events may adversely affect regional and global economies, including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas, and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of Underlying Portfolio Companies located in Russia, Ukraine, Israel, and adjacent countries or with significant exposure to Underlying Portfolio Companies in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

U.S. and global markets recently have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and companies in which it invests. For example, if a bank in which the Fund or an Underlying Portfolio Company has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or Underlying Portfolio Company. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility, and/or other services to an Underlying Portfolio Company fails, the Underlying Portfolio Company could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by the Underlying Portfolio Companies remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services, or result in the Underlying Portfolio Companies being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and the Underlying Portfolio Companies, both from market conditions and potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, due to developments in the banking industry or otherwise (including because of delayed access to cash or credit facilities), could have an adverse impact on the Fund and the Underlying Portfolio Companies.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events have the potential to impact the Fund and the Underlying Portfolio Companies in which it invests. The Underlying Portfolio Companies could be significantly impacted by emerging events and uncertainty of this type, and the Fund will be negatively impacted if the value of its portfolio holdings decreases as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Adviser, its affiliates, the Underlying Portfolio Companies in which the Fund invests, or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

A cyber-attack could have a material adverse effect on the Fund or any of its Underlying Portfolio Companies.

Like other business enterprises, the use of the internet and other electronic media and technology exposes the Fund, its service providers and Underlying Portfolio Companies to potential operational and information security risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Fund and/or subject the Fund or the Adviser to liability for the effects of such events. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage, and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for trading counterparties and Underlying Portfolio Companies, which could result in material adverse consequences for such Underlying Portfolio Companies and may cause the Fund’s investment in such Underlying Portfolio Companies to lose value. The Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Adviser cannot control the cyber-security systems of Underlying Portfolio Companies or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cybersecurity breaches may not be detected.

Underlying Portfolio Companies also share the risk of cyber-attacks which may have a material adverse impact on their business, finances and prospects.

The U.S. has recently enacted and proposed to enact significant new tariffs, which may adversely affect the business of the Fund’s Underlying Portfolio Companies.

The U.S. has recently enacted, and proposed to enact, significant new tariffs. Although the Supreme Court recently invalidated the tariffs imposed under the International Emergency Economic Powers Act (“IEEPA”), certain tariff rates and obligations established through trade agreements that were negotiated during active IEEPA tariffs remain in effect, and the current administration has announced widely applicable tariffs pursuant to the Trade Act of 1974, effective February 24, 2026. Additionally, the new current administration has directed various federal agencies to further evaluate key aspects of U.S. trade policy and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict the Underlying Portfolio Companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Fund’s business.

Information disparities between the Fund and sellers of Portfolio Company Securities may create investment and economic challenges for the Fund, especially given the limited information generally provided by private companies.

Privately held technology companies generally do not provide any financial or other information regarding the Underlying Portfolio Company to the investing public. Potential sellers of Portfolio Company Securities include founders, employees or large early stage investors that have greater information about that company than the Adviser may be able to obtain and may be subject to confidentiality agreements that prevent disclosure of company information. In valuing a potential Underlying Portfolio Company, the Adviser will analyze such information that is available to it, including data concerning any secondary trading activity in shares of the company, but there can be no assurance that the Adviser will have access to all information that might have a bearing on the appropriate value of the Portfolio Company Securities. Such lack of complete material information increases the risk of the Fund’s investments.

There are risks associated with relying on key personnel of the Adviser.

The management and governance of the Fund depend on the services of certain key personnel of the Adviser, in particular Joseph A. Alagna Jr. and Stephan A. Stein, who will be making all investment decisions for the Fund. The loss of the services of any key personnel could have a material adverse effect on the Adviser and materially adversely affect the Fund’s financial condition and results of operations. The Fund will rely on the Adviser to manage the Fund’s investments, including sourcing and due diligence. Consequently, the Fund’s ability to achieve its investment objective depends in large part on the Adviser and its ability to identify and advise the Fund on attractive investment opportunities. This means that the Fund’s ability to acquire Portfolio Company Securities on favorable terms or at all will be dependent upon the Adviser’s business contacts and reputation, its ability to successfully hire, train, supervise, manage and retain its personnel and its ability to maintain its operating systems. If the Fund were to lose the services provided by the Adviser or its key personnel or if the Adviser fails to satisfactorily perform its obligations under the Advisory Agreement, the value of the Fund’s investments and its growth prospects may decline. Further, management of the Fund and of the Adviser, though they have significant experience in the financial markets, including the markets in which the Fund operates, do not have experience managing a publicly traded registered investment company such as the Fund. Potential purchasers of shares of the Fund (including the Participating Unitholders) must be willing to trust the operations of the Fund and the Adviser to the Fund’s management, its Board and the Adviser.

The Fund’s financial condition and results of operations depend on its ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, and invest in Underlying Portfolio Companies that meet its investment criteria and that some or all of the Underlying Portfolio Companies are successful in consummating an IPO or other liquidity event. Accomplishing this result on a cost-effective basis is largely a function of the Adviser’s structuring of the investment process and its ability to provide competent, attentive, and efficient services to the Fund. There can be no assurance that the Adviser will be successful in investing in Underlying Portfolio Companies that meet the Fund’s Investment Criteria, that such Underlying Portfolio Companies will be successful and will complete an IPO or other liquidity event, or that the Fund will achieve its investment objective. It may be difficult to implement the Fund’s strategy unless the Fund maintains a meaningful amount of assets and infrastructure. The success of the Fund will depend in part upon the skill and expertise of the Adviser. Even if the Fund is able to grow and build upon its investment operations, any failure to manage growth effectively could have a material adverse effect on the Fund’s business, financial condition, results of operations and prospects, as well as the market price of the Fund’s common stock. The Fund’s results depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if the Fund cannot successfully operate its business or implement the Fund’s investment policies and strategies as described herein, it could negatively impact the ability to realize gains on its investments.

The Fund will likely experience fluctuations in its semi-annual results, and it may be unable to replicate past investment opportunities created for the Predecessor Funds or make the types of investments satisfying its Investment Criteria in future periods.

The Fund may experience fluctuations in its semi-annual operating results due to a number of factors, including the rate at which it makes new investments and exits investments, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in the markets, its access to additional capital at reasonable cost, and general economic and market conditions. These fluctuations may, in certain cases, be exaggerated as a result of the Fund’s focus on realizing capital gains rather than current income from its investments, as the timing of Underlying Portfolio Company liquidity events is unpredictable. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

The Fund operates in a highly competitive market for direct and secondary equity investment opportunities and many competitors have assets substantially greater than those of the Fund. If the Fund is unable to make investments, it may have an adverse effect on its performance.

A large number of entities compete with the Fund to make the types of private investments that the Fund targets as part of its business strategy. The Fund competes for such investments with a large number of private equity and venture capital funds, secondary market funds, other equity and non-equity-based investment funds, investment banks, and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of the Fund’s competitors are substantially larger than the Fund and have considerably greater financial, technical, and marketing resources than the Fund does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. There can be no assurance that the competitive pressures the Fund faces will not have a material adverse effect on its business, financial condition, and results of operations. Also, as a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time, and the Fund can offer no assurance that the Adviser will be able to identify and make equity investments that are consistent with the Fund’s investment objective. To the extent the Fund is unable to make investments in the Underlying Portfolio Companies, an over-allocation of its assets in cash could have an adverse effect on the overall performance of the Fund, as investments in cash and cash equivalents may not earn significant returns.

There may be potential conflicts of interest related to Joseph Gunnar & Co., LLC (“Gunnar”), a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”) and an affiliate of the Adviser and the Fund.

The Fund and the Adviser may be deemed to be under the common control of Messrs. Alagna and Stein. Gunnar, a registered broker-dealer and member of FINRA, is an affiliate of the Adviser and the Fund. Mr. Alagna serves as Chairman, CEO and Managing Member of Gunnar and Mr. Stein serves as its President and Chief Operating Officer. Messrs. Alagna and Stein are deemed to control each of these entities by virtue of their ownership and management positions in each. Gunnar may serve as placement agent for the Fund and provide other financial services to the Fund and be compensated for such services.

There are significant potential conflicts of interest that could impact the Fund’s investment policies.

The Adviser currently advises, and in the future may advise, affiliated entities including the Predecessor Funds that have similar or identical investment objectives to those of the Fund. New investment opportunities that meet the Fund’s investment objective will inevitably be suitable for such other entities and such opportunities might not be offered, or otherwise made available, to the Adviser or the Fund. However, the Fund’s executive officers and Adviser intend to treat the Fund in a fair and equitable manner consistent with their applicable duties under law so that the Fund will not be disadvantaged in relation to any other affiliated entity. In addition, the Adviser will establish a written allocation policy that seeks to ensure equitable allocations of investment opportunities among the Fund and such other funds and other clients. The policies may take into consideration such factors as differences with respect to available capital; the current or anticipated size of a product; minimum investment amounts; the remaining life of a product; differences in investment objectives, guidelines or strategies; diversification; portfolio construction considerations; liquidity needs; legal, tax and regulatory requirements and other considerations deemed relevant to the Adviser and in accordance with its policies and procedures. The Adviser and its affiliates, as applicable, will allocate investment opportunities among its managed funds and accounts, including the Fund, in accordance with its fiduciary duties to all the funds and accounts managed by the Adviser or its affiliates.

In the event the value of your investment declines, the Management Fee will still be payable.

The Management Fee is payable regardless of whether the NAV of the Fund declines. As a result, the Fund will owe the Adviser a Management Fee regardless of whether it incurred significant realized capital losses and unrealized capital depreciation (losses) during the fiscal period for which the Management Fee is paid.

Changes in laws or regulations governing the Fund’s operations may adversely affect its business.

The Fund must comply with various legal requirements and exemptions therefrom applicable to it, including the requirements of U.S. federal and state securities laws. If any law or regulation applicable to the Fund currently in effect should change or be interpreted or administratively implemented in a manner inconsistent with the intended manner of operation of the Fund, or if any new laws or regulations should be enacted, the legal requirements to which the Fund are subject could differ materially from current requirements and/or the manner of operation of the Fund might have to be restructured. Any change in these laws or regulations could increase the Fund’s regulatory costs or to change its manner of doing business and have a material adverse effect on the Fund’s business and the value of your investment.

The Adviser has full discretion over the Fund’s portfolio, subject to oversight by the Board, and the Fund’s shareholders are not involved in investment decisions.

Subject to the implementation of the investment limitations described herein, the Adviser has complete discretion in managing the Fund’s portfolio, subject to oversight by the Board. The Fund’s shareholders will not make decisions with respect to the management, disposition, or other realization of any investment made by the Fund, or other decisions regarding the Fund’s business and affairs. The Fund may acquire or dispose of investments at times and prices that an investor would not determine to be favorable.

Most of our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board. There may not be a public market or active secondary market for certain investments that we hold and intend to make. Underlying Portfolio Companies in which we invest will generally not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated private secondary market for institutional investors, if at all. As a result, we will value these investments monthly at fair value as determined in good faith in accordance with valuation policies and procedures approved by our Board, but such valuations are subject to inherent uncertainties.

The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective, and, as the Management Fee is based on our gross assets (including investments acquired with borrowed funds, our Adviser has a conflict of interest in making recommendations of fair value. We will value our investments monthly at fair value in accordance with valuation policies and procedures approved by our Board, based on, among other things, input of the Adviser and independent third-party valuation firm(s) engaged at the direction of the Board. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the Underlying Portfolio Company’s ability to make payments and its earnings, the markets in which the Underlying Portfolio Company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. The methodologies used to determine fair value involve significant subjective judgments and estimates, which may differ materially from values that could ultimately be realized upon a liquidity event or other disposition. Our NAV could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

We may be more susceptible than a more diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence or the failure of one or more Underlying Portfolio Companies.

We are classified as “non-diversified” under the 1940 Act. As a result, we will be able to invest a greater portion of our assets in obligations of a single issuer or a small number of issuers than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Our ability to enter into transactions with our affiliates is restricted by the 1940 Act.

We are prohibited under the 1940 Act from participating in certain types of transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be considered our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same Underlying Portfolio Company without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any investment fund managed by our Adviser or its affiliates, including the Predecessor Funds, without the prior approval of the SEC which we may not be able to obtain, which may limit the scope of investment opportunities that would otherwise be available to us. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price.

The Fund intends to seek exemptive relief from the SEC to permit it to co-invest with certain affiliates and other funds managed by the Adviser. This relief would permit the Fund to participate alongside affiliated entities in investment opportunities, subject to conditions designed to ensure fairness and equitable treatment, including Board oversight, allocation procedures, and compliance monitoring. There is no guarantee that such relief will be granted.

Our Board may change our non-fundamental investment policies and our investment strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board has the authority to modify or waive our non-fundamental investment policies, and our investment criteria and strategies without stockholder approval and without prior notice. We cannot predict the effect any changes to our current non-fundamental operating policies, investment criteria and strategies would have on our business, NAV of the Fund and operating results. However, the effects might be adverse, which could negatively impact our ability to make distributions to stockholders and cause you to lose all or part of your investment.

The Fund has indemnification obligations to its officers and directors and may have similar obligations to the managers and sponsors of the third-party SPVs in which it has an interest.

We have indemnification obligations to our officers, directors and employees. We intend to extend such indemnifications to the fullest extent permissible under Maryland law and/or any U.S. or state securities laws and regulations. Such liabilities may be material and have an adverse effect on the returns to investors. Our indemnification obligations would be payable from our assets, and such indemnification obligations will survive the winding-up and dissolution of the Fund.

In addition, the securities purchase agreements by which the Predecessor Funds have purchased Underlying Portfolio Company Securities or interests in SPVs and similar investment vehicles generally contain indemnification provisions by which the Fund may be responsible for indemnification payments to the sellers of such securities for matters such as breach of representations and warranties. The Adviser has endeavored to limit the exposure to such obligations through negotiated side letters with the applicable sellers, managers / sponsors; however there may be exposure to the Predecessor Funds and limited capital calls to satisfy such indemnification obligations. We anticipate that any new investments by the Fund will contain similar indemnification provisions.

Risks Related to Our Investments

The Fund’s investments in Underlying Portfolio Companies may be extremely risky, and the Fund could lose all or part of the value of its investments.

Investment in Underlying Portfolio Companies involves a number of significant risks, including:

•	Our Underlying Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation, and the reduction or loss of the Fund’s investment;

•	Our Underlying Portfolio Companies typically have limited operating histories, less-established and comprehensive product lines, and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions, and consumer sentiment in respect of their products or services, as well as general economic downturns;

•	Because the Underlying Portfolio Companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Adviser and its agents perform due diligence on these Underlying Portfolio Companies, their operations, and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, the Adviser may not be able to obtain all of the material information that would be generally available to assist investors in making investments in public company investments, including financial or other information regarding the Underlying Portfolio Companies in which the Fund invests. Furthermore, there can be no assurance that the information that the Adviser does obtain with respect to any investment is reliable. The Fund will invest in Underlying Portfolio Companies for which current, up-to-date financial information is not available if the Adviser believes, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its shareholders;

•	Our Underlying Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, or termination of one or more of these persons could have a material adverse impact on a Underlying Portfolio Company and, in turn, on the Fund;

•	Underlying Portfolio Companies may generally have less predictable operating results and may incur substantial losses in their formative years, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion, or maintain their competitive position; and

•	In recent years, many private technology companies of the type the Fund intends to invest in have chosen to remain private, which has diminished the opportunity for investors to realize gains through IPOs. If the trend continues, the Fund may be required to hold its investments for several years

Because the Fund’s investments are generally not in publicly traded securities, there will be uncertainty regarding the fair market value of its investments, which could adversely affect the ability to accurately determine the Fund’s NAV and for the marketplace to accurately assess the value of the Fund’s shares of common stock.

The Fund’s portfolio investments are and will be generally in privately held, pre-IPO Underlying Portfolio Companies. Since there is no publicly traded price for such securities and information regarding Underlying Portfolio Companies’ business, operations and finances is not publicly available, there will likely not be sufficient traditional indicia of value to enable the Fund to value such Portfolio Company Securities with precision. The Board will determine the value of Portfolio Company Securities, acting in concert with the, the Fund’s third party valuation firm and its auditors. The types of factors that the Adviser and an independent valuation firm may take into account in providing its fair value determination with respect to such Underlying Portfolio Company’s valuation may include, as relevant and, to the extent available, the Underlying Portfolio Company’s earnings or reported revenue, the markets in which the Underlying Portfolio Company does business, comparison to valuations of publicly traded companies in the Underlying Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Underlying Portfolio Company if available, publicly available information about secondary trades in private companies, including through the use of publicly available secondary marketplaces and subscription services related to private company valuations, and other relevant factors, news and information. It is difficult to obtain financial and other information with respect to private companies, and even where the Adviser is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, the Fund’s determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, the Adviser’s fair market value determinations with respect to any non-publicly traded Underlying Portfolio Company investment the Fund holds may cause the Fund’s NAV on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments and cause related shifts in the market price of the Fund’s stock. As a result, investors purchasing the Fund’s shares based on an overstated NAV would pay a higher price than the value of its investments might warrant.

The lack of liquidity in, and potentially extended holding period of, many of the Fund’s investments may adversely affect its business and will delay any distributions of any gains, including receipt of proceeds from IPOs or other liquidity events for purposes of reinvestment.

The Fund’s investments will generally be in securities of privately held Underlying Portfolio Companies with limited, if any, trading markets and legal and contractual restrictions on transfer. As a result, the Fund’s ability to dispose of investments will be limited. Although the Adviser expects that many of the Fund’s investments may trade on private secondary marketplace platforms or in negotiated transactions on the private secondary market, Portfolio Company Securities will in most cases be subject to significant legal and other transfer restrictions on resale. The Fund can provide no assurance that any public or secondary trading market will develop for Portfolio Company Securities, or that the Fund will be able to sell all or any part of its interest in any Underlying Portfolio Company at the time the Adviser desires to do so and at the price the Adviser anticipates. If the Fund is able to liquidate all or a portion of its portfolio, there can be no assurance that the Fund will be able to do so profitably and it may realize significantly less than the carrying value of its investments.

In addition, because the Fund deploys its capital to invest primarily in securities of private companies, liquidity events, if any, are unlikely to occur at predictable times or in the near term with respect to the majority of the Underlying Portfolio Companies. The Fund’s portfolio securities may require several years to appreciate in value and the Fund can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that the Fund’s shareholders could wait for an extended period of time before any appreciation or sale of the Fund’s investments, and any attendant distributions of gains, may be realized. Such extended holding periods may materially reduce the Fund’s annualized return on investment.

Liquidity events and market conditions are unpredictable and the Underlying Portfolio Companies may take longer or shorter than projected to reach a liquidity event or may not occur at all.

The Adviser intends to invest in Underlying Portfolio Companies that it believes have the potential to reach a liquidity event within two to four years of the Fund’s initial investment. Whether and the timing of when an Underlying Portfolio Company conducts an IPO or some other liquidity event is completely out of the Fund’s control. Such liquidity in the securities of the Underlying Portfolio Company may occur outside of the 2-4 year projection and may not occur at all.

Technology-focused companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, and periodic downturns.

The Fund intends to invest primarily in technology-focused companies. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-focused companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the Underlying Portfolio Companies that are technology-focused companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that the Fund may hold. This could, in turn, materially adversely affect the Fund’s business, financial condition, and results of operations. In recent years the larger, more popular potential target companies have generated substantial losses and they may continue to do so.

AI companies in which the Fund invests are subject to unique risks.

AI technology is relatively new, having experienced an exponential increase in usage since the advent of ChatGPT in the 2020’s. Such companies and their technologies and products are highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error – potentially materially so – and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of the AI technology. Companies involved in, or exposed to, AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may utilize artificial intelligence. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors.

In addition, the Fund anticipates that Underlying Portfolio Companies will generally be highly dependent on intellectual property rights to their technologies, the ability to avoid and defend suits claiming that such technologies and products infringe on the rights of others, and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in AI will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, that competitors will not develop technology that is substantially similar or superior to such companies’ technology or that they may be subject to claims that their technology infringes on the intellectual property rights of others. Legal and regulatory changes, particularly related to information privacy and data protection, may have an impact on a company’s products or services and could lead to substantial fines or other penalties or injunctions preventing the Underlying Portfolio Company from utilizing the its technology or the information it collects . Companies engaged in artificial intelligence-related activities could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. AI companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

AI Companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and data services companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis.

Cryptocurrency related companies in which the Fund invests are subject to unique risks.

Although the Fund will not invest directly in cryptocurrencies and/or crypto assets, it may acquire investments in Underlying Portfolio Companies that have exposure to or provide services to companies that participate in the digital asset industry. Crypto assets and crypto-related investments are relatively new investments, and the continued adoption of the relevant crypto asset will require growth in its usage as a means of payment or for recordkeeping. Even if growth in crypto asset adoption continues in the near or medium-term, there is no assurance that crypto asset usage will continue to grow over the long-term. A contraction in the use of a crypto asset may result in a lack of liquidity, increased volatility in and a reduction in the price of the crypto asset.

Crypto assets and related companies have experienced extreme variations in value, a trend that is fairly certain to continue given the liquid nature of their markets and unpredictable demand. Many crypto currencies are not backed by any concrete assets or guarantees, leaving their value to be highly speculative.

Many digital asset networks face significant scaling challenges and are being upgraded with various features designed to increase the speed of digital asset transactions and the number of transactions that can be processed in a given period (known as “throughput”). These attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to a crypto asset’s network and the value of the relevant crypto asset.

The regulatory status of crypto currencies, tokens, exchanges, networks and other infrastructure have been uncertain. While the current regime in Washington seems favorably disposed to the growth of, and loosening of restrictions on, crypto generally, there can be no assurance that laws and regulations may be passed and implemented that restrict investments in, and operations of, crypto-related companies.

Because the Fund will generally not hold controlling equity interests in its Underlying Portfolio Companies, the Fund will likely not be in a position to exercise control over the Underlying Portfolio Companies or to prevent decisions by substantial shareholders or management of the Underlying Portfolio Companies that could decrease the value of its investments.

The Fund has not, does not intend to, and does not anticipate that it will take controlling equity positions in the Underlying Portfolio Companies. As a result, it will be subject to the risk that an Underlying Portfolio Company may make business decisions with which the Adviser disagrees, and the stockholders and management of a Underlying Portfolio Company may take risks or otherwise act in ways that are adverse to the Fund’s interests. In addition, other shareholders, such as venture capital and private equity sponsors, that have substantial investments in the Underlying Portfolio Companies may have interests that differ from that of the Underlying Portfolio Company or its minority shareholders, which may lead them to take actions that could materially and adversely affect the value of the Fund’s investment in the Underlying Portfolio Company. Due to the lack of liquidity for the equity investments that the Fund will typically hold in the Underlying Portfolio Companies, it may not be able to dispose of its investments in the event the Adviser disagrees with the actions of an Underlying Portfolio Company or its substantial shareholders and may therefore suffer a decrease in the value of its investments.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While the Fund intends to invest primarily in U.S. companies, it may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet its investment criteria. Investing in foreign companies, and particularly those in emerging markets, may expose the Fund to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations; political and social instability; expropriation; nationalization of companies by foreign governments; imposition of foreign taxes (including withholding taxes) at potentially confiscatory levels; less liquid markets and less available information than is generally the case in the United States; higher transaction costs; less government supervision of exchanges, brokers, and issuers; less developed bankruptcy laws; difficulty in enforcing contractual obligations; lack of uniform accounting and auditing standards; and greater price volatility. Further, the Fund may have difficulty enforcing its rights as an equity holder in foreign jurisdictions. In addition, to the extent the Fund invests in non-U.S. companies, it may face greater exposure to foreign economic developments.

International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies or industries which could have a negative impact on the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.

In addition, the Fund’s investments in foreign companies may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the Fund’s liquidity and performance.

Although the Fund expects that most of its investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

In addition, U.S.-based Underlying Portfolio Companies may depend on foreign companies for supplies and any disruption in the supply chain for required components, such as advanced chips, may have a material adverse effect on an Underlying Portfolio Company and the Fund’s investments in such company.

There are significant potential risks relating to investing in securities traded on private secondary marketplaces.

The Fund will generally generate most of its investment opportunities through negotiated purchases of Portfolio Company Securities in the secondary market. The Fund generally has little or no direct access to financial or other information from the Underlying Portfolio Companies in which it invests through such private secondary marketplaces. As a result, the Fund is dependent upon the relationships and contacts of the Adviser to perform research and due diligence, and to monitor the Fund’s investments after they are made. However, there can be no assurance that the Adviser will be able to acquire adequate information on which to make an investment decision with respect to any private secondary marketplace purchases, or that the information the Adviser is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the Underlying Portfolio Companies in which the Fund invests could cause the Fund to lose part or all of its investment in such companies, which would have a material and adverse effect on its NAV and results of operations.

Due to transfer restrictions and the illiquid nature of the Fund’s investments, the Fund may not be able to purchase or sell its investments when it determines to do so.

The Fund’s investments are expected to continue to be primarily in SPVs that hold equity securities (e.g., common and/or preferred stock) of privately held companies. Such equity securities are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent. In order to complete a purchase of shares, the Fund may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. The Fund may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When the Fund completes an investment, it generally becomes bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as co-sale rights (i.e., rights of a company’s majority stockholders to participate in a sale of such company’s shares on the same terms and conditions as the Fund, which would reduce the shares eligible for sale by the Fund). These restrictions and obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO of a particular Underlying Portfolio Company, the Fund’s ability to liquidate such securities may be constrained. Transfer restrictions could limit the Fund’s ability to liquidate its positions in these securities if it is unable to find buyers acceptable to its Underlying Portfolio Companies, or, where applicable, their stockholders. Such buyers may not be willing to purchase the Fund’s investments at adequate prices or in volumes sufficient to liquidate its position, and even where they are willing, other stockholders could exercise their co-sale rights to participate in the sale, thereby reducing the number of shares sellable by the Fund. Furthermore, prospective buyers may be deterred from entering into purchase transactions with the Fund due to the delay and uncertainty that these transfer and other limitations create.

The Fund intends to adhere to its primary investment strategy to “buy and hold” the Portfolio Company Securities until an IPO or other liquidity event of an Underlying Portfolio Company. However, although the Adviser believes alternative trading systems and other private secondary markets may offer an opportunity to liquidate the Fund’s private company investments, in the event the Fund needs to liquidate such securities prior to a Underlying Portfolio Company’s liquidity event (i.e., IPO or merger or acquisition transaction), there can be no assurance that a trading market will develop for the securities that it wishes to liquidate or that the subject companies will permit their shares to be sold through such platforms.

Due to the illiquid nature of most of the Fund’s investments, the Fund may not be able to sell these securities at times when the Adviser deems it necessary to do so or at all. Due to the difficulty of assessing the Fund’s NAV, the NAV for the Fund’s shares may not fully reflect the illiquidity of the Fund’s portfolio, which may change on a daily basis, depending on many factors, including the status of the alternative trading systems and other private secondary markets on which the Fund’s portfolio securities may trade and the content of the Fund’s particular portfolio at any given time.

In addition, there can be no assurance that Underlying Portfolio Companies in which the Fund invests will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices on alternative trading systems and other private secondary markets, where limited information is available, may not accurately reflect the true value of an Underlying Portfolio Company, and may in certain cases overstate an Underlying Portfolio Company’s actual value, which may cause the Fund to realize future capital losses on its investment in that Underlying Portfolio Company. If any of the foregoing were to occur, it would likely have a material and adverse effect on the Fund’s NAV and results of operations as well as the market price of its stock.

The Fund’s investments will generally be subject to lock-up provisions or agreements that could prohibit it from selling its investments for a specified period of time following an IPO or other liquidity event of a Underlying Portfolio Company.

Even in cases where Underlying Portfolio Companies complete an IPO, or direct offering or direct listings on a public national exchange, the Fund will in most cases be subject to lock-up provisions that prohibit it from selling its investments into the public market for specified periods of time after such an event, typically 180 days. As a result, even if a market develops for Portfolio Company Securities, the market price of such securities may decline substantially before the Fund is able to sell these securities.

There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures.

Private late-stage growth companies that are financed by venture capital funds, frequently have much more complex capital structures than traditional publicly traded companies and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distribution, appointment of directors and the like. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when the Adviser has limited information with respect to such capital structures. Although the Adviser has experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of an Underlying Portfolio Company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which the Fund invests could cause the Fund to lose part or all of its investment, which in turn could have a material and adverse effect on the Fund’s NAV and results of operations.

There are significant potential risks relating to holding Portfolio Company Securities following an IPO.

The value of shares of an Underlying Portfolio Company following an IPO may and likely will fluctuate considerably. Additionally, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects, the Portfolio Company Securities following an IPO may experience high amounts of volatility generally. Investments in companies that have recently sold securities through an IPO involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to sell significant amounts of shares without an unfavorable impact on prevailing prices. As a result, the market price of securities that the Fund holds may decline substantially before the Adviser is able to sell these securities following an IPO. In addition, Underlying Portfolio Companies and their underwriters frequently impose lock-ups that prohibit sales of their shares for a period of time after an IPO. Upon the release of lock-up restrictions, a Portfolio Company Security often experiences a swell of sales into the market. This increased trading volume may result in depressing the market price of the relevant securities, thereby diminishing the value of the Fund’s investment and its ability to liquidate its investment on favorable terms.

There are risks associated with the concentration of the Fund’s investments.

Many of our investments will be in U.S. private companies in the technology sector, and therefore will be particularly exposed to the risks attendant to investments in that sector. Investors generally have no assurance as to the degree of diversification of our investments, either by geographic region, asset type or sector. Accordingly, a significant portion of our investments may be made in relatively few geographic regions, asset types, security types or industry sectors. By concentrating in a single sector, we carry a greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Any such concentration of risk may increase losses suffered by us, which could have a material adverse effect on our overall financial condition. We may be subject to greater volatility with respect to our portfolio investments than a fund that is more broadly diversified. Even when the Adviser attempts to control risks and diversify the portfolio, risks associated with different assets may be correlated in unexpected ways, with the result that we face concentrated exposure to certain risks. Conversely, the Adviser may encounter unexpected changes in the correlation of assets or markets, which confound their attempts to hedge or limit risk and result in investment losses. Any inadequacy or failure in the Adviser’s risk management efforts could result in material losses for us.

We may be subject to risk associated with investments in the aerospace and defense industry.

The aerospace and defense industry may be significantly affected by government aerospace and defense regulations, spending policies, and geopolitical stability because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. The sector also depends on a globally dispersed supply chain, where supplier distress, quality issues and retrofit campaigns can disrupt deliveries and raise costs. Emerging laws and increasing regulatory requirements aimed at global supply chains may impact aerospace and defense companies’ ability to access certain materials and components, and otherwise adversely affect their business, and they may not only be held responsible for their compliance, but for that of their suppliers. In recent years, global supply chain disruptions have impacted, and may continue to impact in the future, aerospace and defense companies’ ability to procure raw materials, microelectronics, and certain commodities. Such disruptions may be driven by supply chain market constraints and macroeconomic conditions, including inflation and labor market shortages. Current geopolitical conditions, including conflicts and other causes of strained intercountry relations, as well as sanctions and other trade restrictive activities, may in the future contribute to these issues. Supply costs can be increased due to the above factors.

The industry’s reliance on the successful development and implementation of new aerospace and defense technologies may result in limited product lines, markets, financial resources, customers, or personnel, all of which may have an adverse effect on profit margins. Products and technologies may face obsolescence due to rapid technological developments and frequent new product introduction and, as such, companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs.

We may be subject to risk associated with investments in technology enabled products and services (“Technology-enabled”) companies.

Technology-enabled companies may face competition from larger and more established firms, and a Technology-enabled company may not currently or in the future derive any revenue from disruptive technologies. In addition, Technology-enabled companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. As Technology-enabled companies introduce new products and services and expand into new markets, including through acquisitions, they are expected to become subject to additional regulations, restrictions, and requirements. Any failure or perceived failure to comply with existing or new laws, regulations, or orders of any government authority (including changes to or expansion of their interpretation) may subject Technology-enabled companies to significant fines, penalties, monetary damages, injunctive relief, criminal and civil lawsuits, forfeiture of significant assets, and enforcement actions in one or more jurisdictions; result in additional compliance requirements; increase regulatory scrutiny of their business; divert management’s time and attention from the business; restrict companies’ operations; lead to increased friction for customers; force companies to make changes to their business practices, products, or operations; require companies to engage in remediation activities; or delay planned transactions, product launches, or improvements. Technology-enable companies are also subject to the risks that the technology upon which they rely may become obsolete and/or the suppliers of the relevant technology may experience economic hardship or difficulty in maintaining any technological advantage they may have. Any of the foregoing could, individually or in the aggregate, harm Technology-enabled companies’ reputation, damage their brands and business, and adversely affect their results of operations and financial condition.

We may be subject to risks associated with investments in the enterprise software industry.

Enterprise software companies develop and provide specialized software solutions for enterprises, rather than individual consumers, to streamline business operations and improve productivity. The industry in which enterprise software companies operate is characterized by rapid technological advances, intense competition, changing delivery models, evolving standards in communications infrastructure, increasingly sophisticated customer needs and frequent new product introductions and enhancements. If enterprise software companies are unable to develop new or sufficiently differentiated products and services, enhance and improve their product offerings and support services in a timely manner or position and price their products and services to meet demand, customers may not purchase, subscribe to or renew their license, hardware support or cloud offerings. Enterprise software companies rely on copyright, trademark, patent and trade secret laws, confidentiality procedures, controls and contractual commitments to protect their intellectual property. Despite such efforts, these protections may be limited, and unauthorized third parties may try to copy or reverse engineer their products or otherwise infringe on their intellectual property. If enterprise software companies cannot protect their intellectual property against unauthorized copying or use, or other misappropriation, they may not remain competitive.

Enterprise software companies depend on suppliers to develop, manufacture and deliver on a timely basis the necessary technologies to their customers. Enterprise software companies’ supply chain operations can be affected by geopolitical tensions, military conflicts, political unrest, terrorism, trade and other international disputes, changes in trade laws or regulations, tariffs and customs controls, natural disasters, public health issues, industrial accidents, industry consolidation, component constraints or shortages, shipping or transportation interruptions or slowdowns, business interruptions and other factors affecting the countries or regions where the vendors or products are located or where the products are being shipped. If disruption caused by one or more of the risks described above occurs, enterprise software companies’ business and related operating results could be materially and adversely affected. Many enterprise software companies rely on computer hardware purchased or leased from, software licensed from, and cloud computing platforms provided by third parties in order to offer their services. Any disruption or damage to, or failure of their third-party platform providers, could result in interruptions in their services and harm their business.

Because enterprise software companies’ services are complex and incorporate a variety of hardware, proprietary software, third-party and open-source software, their services may have errors or defects that could result in unanticipated downtime for their subscribers and harm to their reputation and business.

Many enterprise software companies have been and are targets for computer hackers, cyberattacks and other perpetrators or threat actors because these companies store and process large amounts of data, including sensitive data. Enterprise software companies and their third-party vendors are regularly subject to attempts by third parties to identify and exploit product and service vulnerabilities, penetrate or bypass their security measures, and gain unauthorized access to their or their customers’, partners’ and suppliers’ software, hardware and cloud offerings, networks and systems. Such malicious attacks can lead, and have led, to the compromise of confidential information and harm to enterprise software companies’ reputation and business.

We may be subject to risks associated with investments in consumer technology companies.

Consumer technology companies produce a wide range of products and services for general consumers, such as smartphones, computers, home electronics, and software. The operations and performance of consumer technology companies depend significantly on global and regional economic conditions. Adverse economic conditions can materially adversely affect a consumer technology company’s business. The global supply chain for consumer technology companies is large and complex, and many supplier facilities, including manufacturing and assembly sites, are located outside the United States. Adverse macroeconomic conditions, including slow growth or recession, high unemployment, inflation, tighter credit, higher interest rates, changes in fiscal and monetary policy, financial markets volatility and currency fluctuations, can adversely impact consumer confidence and spending and materially adversely affect demand for consumer technology companies’ products and services. Geopolitical tensions, military conflicts, political unrest, terrorism, trade and other international disputes, changes in trade laws or regulations, tariffs and customs controls, natural disasters, public health issues, industrial accidents, industry consolidation, component constraints or shortages, shipping or transportation interruptions or slowdowns, business interruptions and other factors can have an adverse impact on consumer technology companies’ business and supply chains.

The market for consumer technology products and services is highly competitive and subject to rapid technological change. Consumer technology companies may hold patents, trademarks and copyrights, and many competitors may seek to compete primarily by imitating the products and infringing on intellectual property. If a consumer technology company is unable to continue to develop and sell innovative new products with attractive margins, or if competitors infringe on its intellectual property, that company’s ability to maintain a competitive advantage could be materially adversely affected.

Consumer technology companies may be required to use, store and share confidential information, including personal information with respect to their customers. Data security measures cannot provide absolute security, and losses or unauthorized access to or releases of confidential information can occur and could materially adversely affect a company’s business and reputation.

Consumer technology companies are subject to complex and changing laws and regulations relating to, among other areas, antitrust; privacy, data security and data localization; consumer protection; advertising; product liability; and intellectual property ownership and infringement. Compliance with these laws and regulations is onerous and expensive. New and changing laws and regulations can adversely affect a consumer technology company’s business by increasing the costs of compliance, limiting the company’s ability to offer a product, service or feature to customers, imposing changes to the design of the company’s products and services, or impacting customer demand for the company’s products and services. If any consumer technology company is found to have violated laws and regulations, it could materially adversely affect the company’s business and reputation.

We may be subject to risks associated with our investments in the healthcare sector.

Our investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices. Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs.

Risks Related to Investment Vehicles

The Fund may not realize gains from its investments, and because as a minority equity investor in an Underlying Portfolio Company or an investor in an SPV that holds equity securities of an Underlying Portfolio Company, the Fund may experience a complete loss on its investment in the event such Underlying Portfolio Company declares bankruptcy.

The Fund invests principally in the securities (common and/or preferred stock) of operating private companies. However, the securities the Fund acquires may not appreciate in value and, in fact, may decline in value. In addition, the private company securities the Fund acquires (or into which they are convertible) are often subject to drag-along rights. Drag-along rights are rights granted to a majority stockholder in a particular company that enable such shareholder to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force the Fund to liquidate its position in an Underlying Portfolio Company at a specified price and time, which could be, in the Adviser’s opinion, inadequate or undesirable or even below the Fund’s cost basis. In this event, the Fund could realize a loss or realize minimal gain on the Fund’s investment at time that the Adviser deems it disadvantageous to the Fund. Further, capital market volatility and the overall market environment may preclude the portfolio companies from realizing liquidity events such as IPOs and impede the Fund’s exit from these investments. The Underlying Portfolio Companies may make business decisions to forego or delay potential liquidity events, such as an IPO, which could delay the Fund’s ability to realize value in its investments. Accordingly, the Fund may not be able to realize gains from its investments, and any gains that it does realize on the disposition of any investments may not be sufficient to offset any other losses it experiences. The Fund will generally have little, if any, control over the timing of any gains it may realize from its investments. In addition, the Underlying Portfolio Companies in which the Fund invests may incur substantial debt. In such cases, the Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.

There are risks associated with investments in simple agreements for future equity (“SAFE”).

The Fund may purchase SAFE’s from Underlying Portfolio Companies, which give the Fund certain rights for future equity in such Underlying Portfolio Company, but do not contain rights as a stockholder or as a creditor. SAFE’s are generally exchangeable for or convertible into specified equity securities of an Underlying Portfolio Company upon certain events such as a subsequent investment into the company with specified criteria. The Fund’s ability to receive Portfolio Company Securities upon conversion of a SAFE is contingent upon the occurrence of triggering events set forth in the applicable SAFE, such as a priced round of investment or liquidation event, which may never materialize. In addition, SAFE terms may vary from agreement to agreement and may provide a right to the Underlying Portfolio Company to repurchase the Fund’s future right to equity before a triggering event occurs. There is no guarantee that the Fund will receive favorable terms when entering into a SAFE or that the Fund will recover its investment in an Underlying Portfolio Company made under such agreement.

There are significant risks associated with investments made through SPVs, third-party managed funds and other investment vehicles.

Certain of the Fund’s investments, including many assets in the Fund’s initial portfolio, have been and will be made through special purpose vehicles (“SPVs”) managed by third party managers. The Fund’s Underlying Portfolio Company investments that are made through SPVs, third party managed funds and other investment vehicles are dependent upon parties other than the Fund and the Adviser for the safekeeping, ultimate disposition and accurate reporting regarding the Fund’s investments. Multi-tier investments may be subject to layers of fees, ongoing capital calls to pay expenses, carried interest payments and expense obligations to third parties that make the investment more expensive to the Fund than if the Fund itself invested in the Underlying Portfolio Company directly. The Adviser and the Predecessor Funds have negotiated, and the Fund intends to negotiate, side letters with third party managers limiting the Fund’s financial exposure and limiting the ability of the third party manager to act upon the underlying securities without the Fund’s consent, though there can be no assurance that the Fund will be able to negotiate side letters in all instances or that such side letters will adequately protect the Fund’s investments. SPVs or other vehicles in which the Fund invests will generally impose restrictions on the ability of the Fund to withdraw or otherwise liquidate its their investments. The Fund may not be able to reduce or fully liquidate its the investment, which may cause the Fund to miss favorable opportunities to realize gains on its investments, which would as a consequence deprive the Fund of liquidity necessary to participate in other investment opportunities or put pressure on the Fund to sell other investments that it may not have otherwise sold. Additionally, SPVs and other vehicles are not publicly traded and therefore are illiquid.

SPV’s and similar investment structures in which the Fund may invest are unlikely to make any distributions to their investors, including the Fund, until there is a liquidity event with respect to the Underlying Portfolio Company in which the SPV or other vehicle has invested. As the secondary market for pre-IPO companies has evolved and new players have entered the market, many Underlying Portfolio Companies only permit a select group of funds, SPVs or other investment vehicles participate in their primary offerings and secondary transactions such as company sponsored tenders in which the company permits employees and early stage investors to sell the Portfolio Company Securities. The Adviser has established relationships with a network of such funds. This transaction structure provides opportunities for the Fund to participate in the growth in value of the Underlying Portfolio Companies. However, the Fund, as a holder of securities issued by an SPV or similar investment structure, may be required to pay management fees and may be subject to capital calls to fund the expenses of the SPV or similar vehicle These fees and expenses are in addition to the direct expenses of the Fund’s own operations, increase the costs of the Fund and/or potentially reduce returns to the Fund’s investors and may have a depressive effect on the market price of the Fund’s shares. In addition, the Fund will have no direct claim against any Underlying Portfolio Company held by an SPV or similar investment structure.

The Underlying Portfolio Company in which an SPV has invested may allege that the Fund’s purchase of an interest in an SPV or similar vehicle is an indirect (or in some cases direct) violation of the Underlying Portfolio Company’s agreements with the SPV, and may seek to void the Fund’s agreement with the SPV. The Underlying Portfolio Company may, upon learning of the counterparty’s or SPV’s transactions with the Fund, take steps to invalidate or frustrate them, demand that we stop purchasing Portfolio Company Securities or investing in the SPV, or seek redress or retaliation against counterparties, us, or others. An Underlying Portfolio Company that objects to the Fund’s transaction with the SPV may take any number of steps to discourage or obstruct the transactions, including claiming that the counterparty transactions or SPV transactions violate the Underlying Portfolio Company’s agreements, claiming causes of action against counterparties or SPV sponsors or us, defensive measures intended to discourage counterparties or SPV sponsors from selling the Portfolio Company Securities to us, refusing to accept or process securities transfers, or claiming rights to rescind our transactions or trigger rights of refusal to purchase the Portfolio Company Securities involved in our transactions. Should an Underlying Portfolio Company wish to prospectively discourage secondary transactions by us, it may adopt policies or enact additional contractual restrictions on transfer that make such transactions impractical and may seek to give retroactive effect to such policies and restrictions. An Underlying Portfolio Company may also object to use of its name, intellectual property, or public or non-public information about it, which could limit the Fund’s ability to promote its transactions and portions of its portfolio. An Underlying Portfolio Company may be under no obligation to approve or recognize transactions involving the Portfolio Company Securities that occur through SPVs. Conversely, an Underlying Portfolio Company that does wish to endorse, approve, or participate in the transactions may face complex and costly regulatory requirements and exposure to risk for doing so, which could discourage it from approving or participating in the transaction.

Investments in SPVs are generally illiquid, and the Fund may invest in SPVs managed by external managers. When investing in an SPV managed by an unaffiliated manager, the Adviser will not have any control over the management of the SPV. In addition, the Fund’s investments in SPVs may be subject to investment lock-up periods or other transfer restrictions and may require the approval of an external manager to transfer our interests or obtain stock following an IPO. As such, the Fund may not be able to withdraw or transfer its investment at a desirable time. Even if the Fund is able to withdraw from an SPV, it may take a considerable amount of time for the SPV to redeem or liquidate the Fund’s position. An SPV’s withdrawal limitations may also restrict the Adviser’s ability to reallocate or terminate investments in SPVs that are poorly performing or have otherwise had adverse changes. We do not control the timing of cash or stock distributions from external managers. The Fund will have no direct claims against any Underlying Portfolio Company held by an SPV.

SPVs may also present valuation and transparency challenges. For SPVs managed by unaffiliated entities, the Fund may have little to no transparency regarding the SPVs financial position or holdings. Information provided by the SPV may be minimal, and may not be provided in a timely manner. For information about the value of the Fund’s investment in an SPV managed by an unaffiliated entity, the Adviser will be dependent on information provided by the manager of the SPV, including unaudited financial statements, which, if inaccurate, could adversely affect the Adviser’s ability to accurately value the Fund’s Shares and to manage the Fund’s investment portfolio in accordance with its investment objective. Moreover, the Adviser’s due diligence efforts may not necessarily detect fraud, malfeasance, inadequate back-office systems, or other flaws or problems with respect to the SPV manager. Stockholders have no individual right to receive information about the SPVs or their managers, will not be stockholders in the SPVs, and will have no rights with respect to or standing or recourse against the SPVs, their managers, or any of their respective affiliates. Stockholders should recognize that valuations of illiquid assets, including interests in SPVs, involve various judgments and consideration of factors that may be subjective.

Risks Related to Leverage

We may borrow money, which may magnify the potential for loss and may increase the risk of investing in us.

As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our stockholders. If the value of our assets decreases, leverage would cause our NAV to decline more sharply than it otherwise would have if we did not employ leverage. The Fund may pledge Portfolio Company Securities as collateral for any debt securities or other borrowed funds, which would increase the Fund’s cost of capital and restrict the Fund’s ability to dispose of any pledged Portfolio Company Securities.

Our ability to service any borrowings that we incur will depend largely on sustaining or increasing the value of our portfolio of securities and our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the Management Fee will be payable based on our average gross assets including assets purchased with borrowed amounts, if any, which may give our Adviser an incentive to use leverage to make additional investments, as the increased gross assets of the Fund would generate higher Management Fees. The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our ability to purchase Portfolio Company Securities and our return on capital.

If the Fund pledges Portfolio Company Securities as collateral for its obligations for borrowed money and the value of the pledged Portfolio Company Securities decreases, the Fund may be required to put up additional collateral and/or to sell Portfolio Company Securities in order to satisfy its repayment obligations. Such sales are likely to be at times when the Fund may not wish to liquidate its position.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

The 1940 Act place restrictions on the amounts of money we can borrow or senior securities we may issue and have outstanding . Under the provisions of the 1940 Act, if we issue senior securities or otherwise borrow funds, we will be required to meet and maintain certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock). That is to say that the Fund would be required to hold assets with a fair value of three times or two times, respectively, the amount our debt or preferred stock. If the value of our assets declines, we may be unable to satisfy this test and may be required to sell a portion of our investments or repay a portion of our indebtedness in order to come into compliance with the 1940 Act requirements at a time when such sales may be disadvantageous.

Pursuant to the 1940 Act, we are not generally able to issue and sell our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell our common stock at a price below the then current NAV per share if the Board determines that such sale is in our best interests and a majority of our stockholders approve such sale. If we are unable to get such approvals and cannot issue shares, we may experience a lack of liquidity which could materially affect our business and prospects. In addition, we may generally issue additional shares of common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more common stock, then the percentage ownership of our stockholders at that time will decrease, you may experience dilution and such sales could have a depressive effect on the market price of our shares.

Risks Related to the Listing of Our Shares

Our direct listing differs significantly from listings arising from an underwritten IPO.

Prior to the opening of trading of our shares of common stock on the Exchange, there will be no book-building process and no price at which underwriters initially sell shares to the public to help inform efficient and sufficient price discovery with respect to the opening trades on the Exchange. The direct listing of our shares of common stock on the Exchange differs from the listing of shares arising from an underwritten IPO in several significant ways, which include, but are not limited to, the following:

•	There are no underwriters. Therefore, buy and sell orders submitted prior to and at the opening of trading of our common stock on the Exchange will not have the benefit of being informed by a published price range or a price at which the underwriters initially sell shares to the public, as would be the case in an underwritten IPO. Moreover, there will be no underwriters assuming risk in connection with the initial resale of shares of our common stock. Unlike in a traditional underwritten offering, this registration statement does not include the registration of additional shares that may be used at the option of the underwriters in connection with overallotment activity. Moreover, we will not engage in, and have not and will not, directly or indirectly, engage in any special selling efforts or stabilization or price support activities in connection with any sales made pursuant to this registration statement. In an underwritten IPO, the underwriters may engage in “covered” short sales in an amount of shares representing the underwriters’ option to purchase additional shares. To close a covered short position, the underwriters purchase shares in the open market or exercise the underwriters’ option to purchase additional shares. In determining the source of shares to close the covered short position, the underwriters typically consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the underwriters’ option to purchase additional shares. Purchases in the open market to cover short positions, as well as other purchases underwriters may undertake for their own accounts, may have the effect of preventing a decline in the trading price of shares of common stock following the underwritten offering. Given that there will be no underwriters’ option to purchase additional shares and no underwriters engaging in stabilizing transactions with respect to the trading of our common stock on the Exchange, there could be greater volatility in the trading price of our common stock during the period immediately following the listing.

•	We will not conduct a traditional “roadshow” with underwriters or host an “investor day” prior to the opening of trading of our common stock on the Exchange. Unlike firm commitment underwritten offerings, we do not intend to conduct a traditional roadshow to potential investors, and unlike other direct listings of shares, we do not intend to host an “investor day” or engage in investor education meetings that may aid in determining the appropriate price at which our shares are initially offered on the Exchange when they begin trading. We will instead rely on one or more designated market makers to determine the appropriate price at which our shares will initially trade. As a result, there may not be efficient or sufficient price discovery with respect to our common stock or sufficient demand among potential investors immediately after our listing, which could result in a more volatile trading price of our common stock.

Such differences from an underwritten IPO could result in a volatile trading price for our common stock and uncertain trading volume, which may adversely affect your ability to sell any shares of common stock that you may purchase.

Our stock price and trading volume may be volatile, and our stock price could decline significantly and rapidly.

If the trading price of our common stock is above the level that investors determine is reasonable for our common stock, some investors may attempt to short our common stock after trading begins, which would create additional downward pressure on the trading price of our common stock. The fact that we are choosing to list our shares for trading through a direct listing rather than in connection with an IPO may make our stock price more susceptible to shorting and downward pressure as we may experience less support in the market that would be available from underwriters in and following an IPO and our stock will be subject to more liberal lockup provisions than are typical in an IPO

The trading price of our common stock following the listing also could be subject to wide fluctuations in response to numerous factors in addition to the ones described in the preceding risk factors, many of which are beyond our control, including:

•	actual or anticipated fluctuations in our financial condition, results of operations, or operating metrics and those of our competitors;
•	the number of shares of our common stock made available for trading;
•	failure of securities analysts to initiate or maintain coverage of us, changes in financial estimates by any securities analysts who follow our company, or variance in our financial performance from expectations of securities analysts;
•	future sales of our common stock by us or our stockholders;
•	changes in our Board, senior management, or key personnel;
•	the trading volume of our common stock;
•	general economic and market conditions; and
•	other events or factors, including those resulting from war, incidents of terrorism, epidemics or pandemics, elections, or responses to these events.

An active, liquid, and orderly market for our common stock may not develop or be sustained. You may be unable to sell your shares of common stock at or above the price at which you purchased them.

We currently expect our common stock to be listed and traded on the Exchange following the effectiveness of this Registration Statement on Form N-2. Prior to listing on the Exchange, there has been no public market for our common stock. Moreover, consistent with Regulation M and other federal securities laws applicable to our listing, the Fund has no specific plans to sell shares in the public market following the listing, and we have not discussed with potential investors their intentions to buy our common stock in the open market. While our common stock may be sold after our listing on the Exchange by the Fund or by selling stockholders pursuant to this Prospectus or in accordance with Rule 144 of the Securities Act., there may initially be a lack of supply of, or demand for, our common stock on the Exchange. In the case of a lack of demand for our common stock, the trading price of our common stock could decline significantly and rapidly after our listing. In the case of a lack of supply of our common stock, the trading price of our common stock may rise to an unsustainable level. Further, institutional investors may be discouraged from purchasing our common stock if they are unable to purchase a block of our common stock in the open market in a sufficient size for their investment objectives due to a potential unwillingness of our existing stockholders to sell a sufficient amount of common stock at the price offered by such institutional investors and the greater influence individual investors have in setting the trading price. If institutional investors are unable to purchase our common stock in a sufficient amount for their investment objectives, the market for our common stock may be more volatile without the influence of long-term institutional investors holding significant amounts of our common stock. In the case of a lack of demand for our common stock, the trading price of our common stock could decline significantly and rapidly after our listing. Therefore, an active, liquid, and orderly trading market for our common stock may not initially develop or be sustained, which could significantly depress the trading price of our common stock and/or result in significant volatility, which could affect your ability to sell your shares of common stock.

Common stock of closed-end management investment companies has in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not decline below our NAV per share.

Common stock of closed-end management investment companies has in the past frequently traded at discounts to their respective NAVs and our common stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV per share. In addition, if our common stock trades below our NAV per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such other circumstances as the SEC may permit.

MANAGEMENT OF THE FUND

The Board of Directors

The Board has overall responsibility for setting and monitoring the Fund’s investment program and overseeing and its management and operations. At least a majority of the Board is and will continue to be comprised of persons who are not “interested persons” of the Fund or the Adviser (as such term is defined in Section 2(a)(19) of the 1940 Act, each, an “Independent Director” and, collectively, the “Independent Directors”). Any vacancy on the Board may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by stockholders. Subject to the provisions of Maryland law, the Directors will have all powers necessary and convenient to carry out this responsibility. The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the Statement of Additional Information (“SAI”). The initial Board will consist of five members, three of whom will be Independent Directors.

The Investment Adviser

The Adviser was formed on May 16, 2012 as a limited liability company under the laws of Delaware. The principal address of the Adviser is 1000 RXR Plaza, 10th Floor, East Tower, Uniondale, NY 11556, and its phone number is 212-440-9644. Joseph A. Alagna, Jr. and Stephan A. Stein are co-founders, managers and principal portfolio managers of the Adviser.

The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement under which the Adviser will provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of, and subject to any policies established by the Board.

Pursuant to the Advisory Agreement, the Adviser will be responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. The Advisory Agreement has an initial two-year term and thereafter will continue in effect from year to year if its continuance is approved annually by the Board. The Advisory Agreement is terminable without penalty on 60 days’ prior written notice by the Board or by the Adviser.

In consideration of the management and administrative services provided by the Adviser to the Fund, the Fund will pay, out of its assets, the Management Fee quarterly in arrears at the annual rate of 2.50% of the Fund’s average value of the Fund’s gross assets (including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters, although the fee from the first quarter will be based on the gross assets at the end of that quarter.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Advisory Agreement. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, as the case may be, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

A discussion regarding the Board’s basis for approving the Advisory Agreement will be included in the Fund’s first [semi-]annual report to shareholders for the fiscal period ending [•], 2026.

Portfolio Managers

The portfolio managers who are primarily responsible for the day-to-day management of our portfolio are as follows:

Joseph A. Alagna, Jr. has served as a portfolio manager of the Fund since its inception. Mr. Alagna is the Chairman, Chief Executive Officer and Co-Founder of the Fund. Mr. Alagna’s career in the securities industry spans over thirty-five years. Mr. Alagna is the Managing Member and Co-Founder of the Adviser, established in 2011, which has previously, does currently and will continue to manage other private investment vehicles similar to the Fund, including the Predecessor Funds. Mr. Alagna is also the Founder, Chairman, and Chief Executive Officer of Joseph Gunnar & Co., LLC, a FINRA and SIPC registered broker-dealer and boutique investment bank specializing in micro- and small-capitalization emerging growth companies, established in 1997 (“Gunnar”). From 1990 through 1997, Mr. Alagna was the Executive Vice President and National Sales Manager for a regional securities firm, where he was instrumental in expanding the sales organization that facilitated thousands of securities related transactions. From November 2009 to December 2014, Mr. Alagna also served as a director of the general partner of Genesis Opportunity Fund I, L.P., a private opportunity investment fund. Mr. Alagna attended the University of Miami and received a Bachelor of Science degree in Business Management from C.W. Post College.

Stephan A. Stein has served as a portfolio manager of the Fund since its inception. Mr. Stein is the President, Chief Operating Officer, Treasurer, Secretary and Co-Founder of the Fund. Mr. Stein has over forty-five years of experience in debt, equity and merger/acquisition transactions and business management, initially as a practicing attorney in New York City, as a principal of several emerging growth stage related companies and over thirty years in the financial services industry as an investment banker and portfolio manager. Mr. Stein is the Managing Member and Co-Founder of the Adviser, established in 2011, which has previously and does currently manage other investment vehicles similar to the Fund, including the Predecessor Funds. Since 2006, Mr. Stein has served as the President and Chief Operating Officer of Gunnar. Mr. Stein's prior role at Gunnar included Head of Investment Banking from 1999 through 2023. From 1995 through 1999, Mr. Stein was the Managing Director of Corporate Finance at Commonwealth Associates, the New York based merchant and investment bank. Mr. Stein also served as a Director of the general partner of Genesis Opportunity Fund I, L.P., a private opportunity investment fund. Mr. Stein received his Bachelor of Science degree from The Ohio State University and his Juris Doctor degree from Vermont Law School.

The Adviser, Gunnar, the Predecessor Funds, as well as Messrs. Alagna and Stein should be considered affiliates of the Fund. The SAI provides additional information about our portfolio managers’ compensation, other accounts managed and ownership of our shares.

License Agreement

We entered into a license agreement (the “License Agreement”) with the Adviser, pursuant to which the Adviser has granted us a non-exclusive, royalty free license to use the name “Buttonwood.” Under the License Agreement, we will have a right to use the “Buttonwood” name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Buttonwood” name.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”), with offices located at 225 Pictoria Drive, #450, Cincinnati, OH 45246, serves as administrator and accounting agent for the Fund. For its services, the Administrator is paid a fee based upon a percentage of the average net assets of the Fund, subject to a minimum annual fee, as well as certain fixed fees and expenses.

Custodian, Transfer Agent and Dividend Paying Agent

All assets of the Fund will be held by U.S. Bank National Association pursuant to a custodian agreement. The principal business address of U.S. Bank National Association is 5065 Wooster Road, Cincinnati, Ohio 45226. Odyssey Transfer and Trust Company serves as our transfer agent, distribution paying agent and registrar. The principal business address of Odyssey Transfer and Trust Company is 2155 Woodlane Drive, Suite 100, Woodbury, Minnesota 55125.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including:

(i)	any non-investment related interest expense;

(ii)	calculating the Fund’s net asset value and expenses incurred by the Adviser or any sub-adviser in conjunction with the valuation services (including the cost and expenses of any third-party valuation firms) requested by the Adviser or the Fund;

(iii)	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in subsidiaries or SPVs, all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Fund’s investments, including its investments in subsidiaries or SPVs (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

(iv)	the organization of the Fund, including the organization of any feeder fund;

(v)	direct and indirect expenses incurred by the Adviser or members of its investment teams or payable to third parties in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights, including (a) travel, entertainment, lodging and meal expenses, (b) origination fees, syndication fees, research costs, due diligence costs, and bank service fees and (c) fees and expenses related to the organization or maintenance of any intermediate entity used to acquire, hold or dispose of any portfolio company or otherwise facilitating the Fund’s investment activities;

(vi)	fees and expenses incurred by the Adviser (and its affiliates) payable to third parties, including agents, affiliates, consultants or other advisers, in monitoring financial and legal affairs for the Fund and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Fund’s investments and monitoring investments and portfolio companies on an ongoing basis;

(vii)	any and all fees, costs and expenses incurred in connection with the Fund’s incurrence of leverage or other indebtedness, including, but not limited to, borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Fund’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the Fund’s account and in making, carrying, funding and/or otherwise resolving investment guarantees);

(viii)	offerings, sales, and repurchases of the shares and other securities;

(ix)	fees and expenses payable under any underwriting, dealer manager or placement agent agreements, if any;

(x)	all costs of registration and listing of the Fund’s shares on any securities exchange;

(xi)	fees and expenses payable under the Advisory Agreement;

(xii)	administration fees and expenses, if any, payable under an administration agreement;

(xiii)	the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer, and their respective staffs;

(xiv)	costs incurred in connection with investor relations and Board relations;

(xv)	any applicable administrative agent fees or loan arranging fees incurred with respect to the Fund’s portfolio investments by the Adviser, the Fund’s administrator, or any of their affiliates;

(xvi)	any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the Fund’s benefit (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including without limitation, consultant, software licensing, data management and recovery service fees and expenses);

(xvii)	transfer agent, dividend agent and custodial fees and expenses;

(xviii)	federal and state registration fees, including notice filing fees;

(xix)	U.S. federal, state and local taxes;

(xx)	fees and expenses of Independent Directors including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisers retained by, or at the discretion or for the benefit of, the Independent Directors;

(xxi)	costs of preparing and filing reports or other documents required by the SEC, Financial Industry Regulatory Authority, Inc., U.S. Commodity Futures Trading Commission, or other regulators and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Fund’s activities and/or other regulatory filings, notices or disclosures of the Adviser, any sub-adviser and their respective affiliates relating to the Fund and its activities;

(xxii)	costs of any reports, proxy statements, or other notices to shareholders, including printing costs;

(xxiii)	fidelity bond, directors and officers/errors and omissions liability insurance and any other insurance premiums;

(xxiv)	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;

(xxv)	proxy voting expenses;

(xxvi)	all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Fund, including in connection with the distribution reinvestment plan or the share repurchase program;

(xxvii)	costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

(xxviii)	to the extent permitted by the 1940 Act or any exemptive relief obtained thereunder, allocable fees and expenses associated with marketing efforts on behalf of the Fund; and

(xxix)	any extraordinary expenses, or those expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of the Fund’s shareholders, including indemnification expenses as provided for in the Fund’s organizational documents.

Except as set forth above, during the term of the Advisory Agreement, the Adviser will bear all compensation expenses (including health insurance, pension benefits, payroll taxes and other compensation-related matters) of its employees and shall bear the costs of any salaries of any officers or Directors of the Fund who are affiliated persons (as defined in the 1940 Act) of the Adviser.

The Fund reimburses the Adviser for any of the above expenses that the Adviser pays on behalf of the Fund.

DESCRIPTION OF SHARES

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on the Fund’s Charter (“Charter”) and Bylaws (“Bylaws”). This summary may not contain all of the information that is important to a shareholder. Please refer to the Fund’s Charter and Bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of the Charter, the Fund’s authorized capital stock consists of 200,000,300 shares of stock, consisting of 197,000,000 shares of common stock, par value $0.0001 per share, and 3,000,300 shares of preferred stock, par value $0.0001. There are no outstanding options or warrants to purchase the Fund’s stock. Under Maryland law, the Fund’s shareholders generally are not personally liable for the Fund’s debts or obligations. Under the Fund’s Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining shareholder approval. As permitted by the MGCL, the Fund’s Charter provides that the Board, without any action by our shareholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following presents our outstanding classes of securities as of June 10, 2026:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	197,000,000	0	0
Preferred Stock	3,000,300	0	3,000,200

All shares of the Fund’s common stock will have equal rights as to earnings, assets, voting, and distributions and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of the Fund’s common stock if, as and when authorized by the Board and declared by the Fund out of funds legally available therefor. Shares of the Fund’s common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of the Fund’s liquidation, dissolution or winding up, each share of the Fund’s common stock would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of the Fund’s preferred stock, if any preferred stock is outstanding at such time. Each share of the Fund’s common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of the Fund’s common stock possess exclusive voting power. Upon the consummation of the Exchange Transaction, the Fund’s common stock will be the only class of its capital stock issued and outstanding.

Preferred Stock

The Fund’s charter authorizes the Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by the Fund’s existing common stockholders. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions more favorable than those of the common stock. Such preferred stock terms could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s common stock or otherwise be in their best interest. Any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. The Fund believes that the availability for issuance of preferred stock will provide it with increased flexibility in structuring future financings and acquisitions. We currently have two classes of preferred stock outstanding, Founder Preferred Stock and Series Seed Preferred Stock, both of which are mandatorily and automatically convertible into common stock upon the effectiveness of the Exchange Transaction. See “Initial Capitalization” for more information.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund’s Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

The Fund’s Charter authorizes it, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while serving as its director or officer and at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws obligate it, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while serving as the Fund’s director or officer and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of the Board and provided that certain conditions described in the Bylaws are met, it may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts the Fund has so paid if it is ultimately determined that indemnification of such expenses is not authorized under the Bylaws. In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Fund’s insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that its present or former directors or officers have performed for another entity at the Fund’s request. There is no assurance that such entities will in fact carry such insurance. However, the Fund does not expect to request its present or former directors or officers to serve other entities as directors, officers, partners or trustees unless the Fund can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the MGCL and Our Charter and Bylaws; Anti-Takeover Measures

The MGCL and the Fund’s Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the Fund’s shareholders. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the Fund’s expenses and disrupting its normal operations. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. The Board has considered these provisions and has determined that the provisions are in the best interests of the Fund and its shareholders generally.

Classified Board of Directors

The Board is divided into three classes of directors serving staggered 1, 2 and 3 year terms. Directors of each class are elected to serve for either 1, 2 or 3 year terms and until their successors are duly elected and qualify, and each year, one class of directors is elected by the shareholders. A classified board may render a change in control of the Fund or removal of its incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of its management and policies.

Election of Directors

The Bylaws provide that, subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director is elected by a plurality of the votes cast with respect to such director’s election. There is no cumulative voting in the election of directors. Pursuant to the Fund’s Charter, the Board may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

The Fund’s Charter provides that the number of directors will be set by the Board in accordance with the Bylaws and subject to any applicable requirements of the 1940 Act. The Bylaws provide that a majority of the entire Board may at any time increase or decrease the number of directors, provided however, that the number of directors may never be less than the minimum number required by the MGCL nor more than nine. The Bylaws provide that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

Our Charter provides that a Director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Shareholders

Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting (unless the charter provides for shareholder action by less than unanimous written consent, which our Charter does not). These provisions, combined with the requirements of the Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal indefinitely.

The presence in person or by proxy of the holders of one-third of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements or the Charter, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by such classes or series on such a matter shall constitute a quorum.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

The Fund’s Bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board and the proposal of business to be considered by shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by the Board or (3) by a shareholder who is entitled to vote at the meeting, who has complied with the advance notice procedures of the Bylaws and who is a shareholder of record at the time of the annual meeting and at the time of giving notice pursuant to the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting, who has complied with the advance notice provisions of the Bylaws and who is a shareholder of record at the time of the special meeting and at the time of giving notice pursuant to the advance notice procedures of the Bylaws.

The purpose of requiring shareholders to give the Fund advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although the Bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to the Fund and its shareholders.

Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of shareholders may be called by the Board and certain of the Fund’s officers. Additionally, the Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the corporation upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s Charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Fund’s Charter also provides that certain charter amendments, any proposal for the Fund’s conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for the Fund’s liquidation or dissolution requires the approval of the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority or more of the Fund’s continuing directors (in addition to approval by the Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in the Fund’s Charter as (1) the Fund’s current directors, (2) those directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of the current directors then on the Board or (3) any successor directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

The Fund’s Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter, amend or repeal any provision of the Bylaws and to make new Bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the MGCL, the Fund’s Charter provides that shareholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.

Control Share Acquisitions

The MGCL allows closed-end funds to opt into the Maryland’s control share statute (the “Control Share Acquisition Act”), which allows a corporation to limit the voting rights of shares acquired by certain large stockholders. We have not opted into, and do not expect to opt into, the Control Share Acquisition Act unless the Board determines (which it presently has not) that doing so is not inconsistent with the 1940 Act. However, the Board may adopt a resolution at any time choosing to opt into and make us subject to, the Control Share Acquisition Act. Pursuant to Section 13 of the Fund’s Bylaws, if the Board adopts a resolution to opt into the Control Share Acquisition Act, then any such successor bylaw may apply the Control Share Acquisition Act to any prior or subsequent control share acquisition. Important provisions of the Control Share Acquisition Act, which would apply if the Fund opted to be subject to the act, are described below.

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Potentially inhibiting a closed-end investment company’s ability to utilize the Control Share Acquisition Act is Section 18(i) of the 1940 Act which provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock,” thereby preventing the Fund from issuing a class of shares with voting rights that vary within that class. There are currently different views, however, on whether or not the Control Share Acquisition Act conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the Control Share Acquisition Act would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the Control Share Acquisition Act would not conflict with the 1940 Act because it would limit the voting rights of shareholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

A November 15, 2010 letter from the staff of the SEC’s Division of Investment Management took the position that a closed-end fund, by opting in to the Control Share Acquisition Act, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. However, on May 27, 2020, the staff of the SEC’s Division of Investment Management published an updated statement (the “2020 Control Share Statute Relief”) withdrawing the November 15, 2010 letter and replacing it with a new no-action position allowing a closed-end fund under Section 18(i) to opt-in to the Control Share Acquisition Act, provided that the decision to do so was taken with reasonable care in light of (1) the board’s fiduciary duties, (2) applicable federal and state law, and (3) the particular facts and circumstances surrounding the action. The 2020 Control Share Statute Relief reflects only the enforcement position of the Staff and is not binding on the SEC or any court. Recent federal court decisions, however, have found that an opt into the Maryland Control Share Acquisition Act violates the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the board of directors approved in advance the transaction by which the shareholder otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested

•	shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder.

Exclusive Forum

The Fund’s Charter requires that, unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive federal forum for (i) any derivative action or proceeding brought on behalf of the Fund; (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Fund’s directors, officers or other agents to the Fund or to its shareholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in the Fund’s Charter does not apply to claims arising under the federal securities laws, including the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for shareholders in bringing a claim against the Fund or its directors, officers or other agents. Any investor purchasing or otherwise acquiring the Fund’s shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in the Fund’s Charter may limit its shareholders’ ability to obtain a favorable judicial forum for disputes with the Fund or its directors, officers or other agents, which may discourage lawsuits against the Fund and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, certain former citizens and long-term residents of the United States, regulated investment companies, real estate investment trusts, personal holding companies, controlled foreign corporations, passive foreign investment companies, persons who acquire an interest in the Fund in connection with the performance of services, persons required to accelerate the recognition of any item of gross income as a result of such income being taken into account on an applicable financial statement, and financial institutions. Such persons should consult with their own tax advisors as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that stockholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts.

This summary does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation (or other entity treated as a corporation) organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	a trust that (i) is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of our common stock that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.

If an entity taxable as a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation.

Exchange Transaction

The exchange by a Participating Unitholder of its interest in one or more Predecessor Funds in exchange for shares of our common stock generally will be treated as a taxable event for U.S. federal income tax purposes, and a Participating Unitholder generally will recognize taxable gain or loss with respect to such exchange. The amount of gain or loss will be measured by the difference between the fair market value of the shares of our common stock that are received by the Participating Unitholder and the Participating Unitholder’s adjusted tax basis in the units of the Predecessor Fund(s) exchanged. The Participating Unitholder will have a tax basis in the shares of our common stock that are received in the exchange equal to the fair market value of such shares at the time of the exchange, and the Participating Unitholder’s holding period for such shares for U.S. federal income tax purposes will commence the day following such exchange. While this exchange will not occur unless and until the shares of our common stock are subject of an effective registration statement under the Securities Act and the listing of the shares for trading on a nationally recognized stock exchange, there can be no assurance that the market that develops for the shares of our common stock will provide the Participating Unitholders with sufficient liquidity to pay any taxes so levied.

Participating Unitholders should consult their own tax advisors regarding the tax consequences of their participation in the Exchange Transaction.

Taxation of the Fund

As a corporation, we will be subject to U.S. federal income tax imposed at a 21% rate with respect to our taxable income, including any gain realized on the sale or other taxable disposition of our assets. This tax would be payable by us prior to any distributions to our stockholders. As such, our profits will be subject to “double taxation” which would materially reduce the cash available to pay dividends to stockholders.

Taxation of U.S. Shareholders

Distributions by us generally will constitute dividends for U.S. federal income tax purposes to the extent of our current and accumulated earnings and profits, which are taxable to U.S. Shareholders as ordinary dividend income. Provided that certain holding period and other requirements are met, non-corporate U.S. Shareholders may be eligible for reduced rates of U.S. federal income tax with respect to such distributions, and corporate U.S. Shareholders may be eligible for a dividends-received deduction with respect to such distributions. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the U.S. Shareholder’s adjusted tax basis in our common stock, and any remaining distributions would be treated as gain from the sale of shares of our common stock. We do not anticipate making any distributions.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. All or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum rate on long-term capital gains for non-corporate taxpayers is currently 20%. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% surtax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We may be required to backup withhold from all distributions paid to any U.S. Shareholder (other than a corporation, a financial institution, or a U.S. Shareholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such U.S. Shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such U.S. Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

FATCA

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Prospective investors should consult their own tax advisors regarding the application of the foregoing.

REGULATION AS A CLOSED END FUND

We are a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	except in each case in accordance with our policies with respect thereto set forth in this Registration Statement, borrow funds, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited the SAI or Prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act;

•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

A majority of our Directors must be persons who are not “interested persons”, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company and we are prohibited from protecting any Director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.

Sales of Our Shares Below NAV

We are generally not able to issue and sell our shares at a price below NAV per share. We may, however, sell our shares at a price below the then-current NAV of our shares if the Board determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares at a price below NAV in rights offerings to existing stockholders, in payment of distributions and in certain other limited circumstances.

Risks

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Related to Our Business and Our Structure.”

Senior Securities

We are permitted, under specified conditions, to issue one class of indebtedness and one class of equity senior to the shares offered hereby if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are shares of beneficial interest. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Examinations; Fidelity Bond

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. We are prohibited from protecting any Director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 16 of Form N-CSR, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Item 16 of Form N-CSR, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

DISTRIBUTION POLICY

The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our shareholders will be declared out of assets legally available for distribution. We intend to focus on making investments that provide the opportunity for capital gains and, for the foreseeable future intend to reinvest the proceeds of any disposition of the Fund’s assets. As a consequence, we do not anticipate that we will pay distributions on a quarterly or other basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than, for example, the distributions of companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. Future dividends, if any, will be determined by our Board.

CALCULATION OF NET ASSET VALUE

The Fund calculates its NAV as of the close of business on the last business day of each calendar quarter, as of each date that a Share is offered or repurchased, as of the date of any distribution, and at such other times as the Board shall determine (each, a “Determination Date”). The Fund intends to calculate NAV on a quarterly basis. In determining its NAV, the Fund values its investments as of the relevant Determination Date. The NAV of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s Board. As stated in Rule 2a-5 under the 1940 Act, determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the Directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated the Adviser to perform fair value determinations and act as “valuation designee” for the Fund’s investments. The Fund and the Adviser have engaged an independent valuation consulting firm to assist in valuing the Fund’s assets.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Fund has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1	quoted prices in active markets for identical securities.

Level 2	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In determining fair value, the Adviser takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties; and (vii) the liquidity or illiquidity of the market for the security. Securities traded on one or more of the U.S. national securities exchanges, NASDAQ Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures.

Fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available are normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Adviser not to reflect market value are valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment-grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Board has determined to approximate fair value. All other instruments held by the Fund are valued in accordance with the Valuation Procedures.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Adviser not to reflect the market value, the Adviser will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold, and the differences may be significant.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.

The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee, will be accrued on a quarterly basis on the Determination Date and taken into account for the purpose of determining the Fund’s NAV.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV, the market price of our stock and the Fund if the judgments of the Board or the Adviser regarding appropriate valuations should prove incorrect.

LEGAL MATTERS

Eversheds Sutherland (US) LLP, located at 700 Sixth Street, N.W., Suite 700, Washington, DC 20001, and Rimon P.C., located at 400 Madison Ave, Suite 11D, New York, NY 10017, serve as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by Miles & Stockbridge P.C., 100 Light Street, Baltimore, Maryland 21202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CBIZ CPAs P.C., whose principal business address is located at One Montgomery Street, Suite 1700, San Francisco, CA 94104, serves as the Fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of our common stock offered by this Prospectus. The registration statement contains additional information about us and the shares of our common stock being offered by this Prospectus.

We file with or submit to the SEC annual, semi-annual, and monthly reports, proxy statements and other information meeting the informational requirements of the Exchange Act and the 1940 Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us by telephone at 212-440-9644, or on our website at https://www.buttonwoodfunds.com.

NOTICE OF PRIVACY POLICY AND PRACTICES
PRIVACY NOTICE

FACTS	WHAT DOES BUTTONWOOD FIRST ACCESS FUND LTD. (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●  Social security number

●  Income

●  Assets

●  Risk tolerance

●  Wire transfer instructions

●  Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call: (212) 440-9644 or go to https://buttonwoodfunds.com/
Who we are
Who is providing this notice?	• Buttonwood First Access Fund Ltd.
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

1.       Enter into an investment advisory contract

2.       Seek financial advice

3.       Make deposits or withdrawals from your account

4.       Tell us about your investment or retirement portfolio

5.       Give us your employment history

We may also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

1.       sharing for affiliates’ everyday business purposes—information about your creditworthiness

2.       affiliates from using your information to market to you

3.       sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include companies with a common corporate identity.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 11, 2026

[Buttonwood Logo]

Buttonwood First Access Fund Ltd.

15,000,000 Shares of Common Stock

STATEMENT OF ADDITIONAL INFORMATION

Buttonwood First Access Fund Ltd. (the “Fund”) is a non-diversified, closed-end management investment company with a limited operating history. This Statement of Additional Information (“SAI”) relating to shares of common stock does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated ____________ 2026. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing shares of common stock, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 212-440-9644. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THE FUND	SAI-1

INVESTMENT RESTRICTIONS	SAI-1

MANAGEMENT OF THE FUND	SAI-3

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	SAI-10

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS	SAI-11

CONFLICTS OF INTEREST	SAI-13

PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-14

PROXY VOTING POLICIES AND PROCEDURES	SAI-14

LEGAL MATTERS	SAI-15

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT	SAI-15

INDEPENDENT AUDITORS	SAI-15

FINANCIAL STATEMENTS	F-1

i

GENERAL INFORMATION ABOUT THE FUND

The Fund is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Maryland corporation on August 15, 2025. The Fund’s principal address is 1000 RXR Plaza, Uniondale, New York 11556, and its telephone number is 212-440-9644.

INVESTMENT RESTRICTIONS

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding shares of the Fund are listed below. For the purposes of this SAI, “majority of the outstanding shares of the Fund” means the vote, at an annual or special meeting of investors, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares of the Fund, whichever is less. The Fund:

(1)	May not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2)	May not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(3)	May not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4)	May not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(5)	May not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

(6)	May not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(7)	May not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries, except that we will invest more than 25% of the value of our total assets in companies operating in one or more industries within the technology group of industries, including artificial intelligence, enterprise software, technology enabled products and services, aerospace and defense, satellite, consumer and healthcare. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry

(8)	Will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in the fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

(9)	Will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

For purposes of determining compliance with its fundamental concentration policy, the Fund will consider the Underlying Portfolio Company held by SPVs and other investment vehicles as the investment and may determine whether a particular Underlying Portfolio Company is in the technology group of industries in any reasonable manner that is consistent with SEC guidance.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

SAI-1

NOTATION REGARDING THE FUND’S FUNDAMENTAL POLICIES

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4 under the 1940 Act. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s Shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”). Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange-traded funds (“ETFs”) that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be riskier than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country.

SAI-2

MANAGEMENT OF THE FUND

Board Composition

Our Board consists of five members. The Board is divided into three classes, with the members of each class serving staggered, one-, two- or three-year terms, respectively. The term of any Class I Director will expire at the 2027 annual meeting of stockholders; the term of any Class II Director will expire at the 2028 annual meeting of stockholders; and the term of any Class III Director will expire at the 2029 annual meeting of stockholders.

Andrew W. Sidman serves as a Class I Director (with a term expiring in 2027). Stephan A. Stein and Thomas Massie serve as Class II Directors (with terms expiring in 2028). Joseph A. Alagna, Jr. and Cary Sucoff serve as Class III Directors (with terms expiring in 2029).

A majority of the Board consists of Directors who are not “interested persons” of the Fund, of the Adviser, or of any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each Director, or any of his or her family members, and the Fund, the Adviser, or of any of their respective affiliates, the Board has determined that Thomas Massie, Andrew W. Sidman and Cary Sucoff each qualify as Independent Directors. Each Director who serves on the Audit Committee is an “independent director” for purposes of Rule 10A-3 under the Exchange Act.

Directors and Officers

The following tables provide information regarding each of our Directors and Officers.

Independent Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Thomas Massie 1961	Director, term expires 2028, since February 2026	Director and CEO, MICATU (since 2023); Senior Partner, WAVE Equity Partners (since 2016); President and CEO, Topline Performance (since 2016)	1	Rhythm Inc.
Andrew W. Sidman 1952	Director, term expires 2027, since February 2026	Principal, Bressler Amery & Ross, P.C. (since 2005)	1	None
Cary Sucoff 1952	Director, term expires 2029, since February 2026	Owner, Equity Source Partners, LLC (since 2009)	1	None

*The address of each Director is 1000 RXR Plaza, Uniondale, New York 11556, unless otherwise noted.

SAI-3

Interested Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Joseph A. Alagna, Jr. 1964	Director, term expires 2029, since August 2025; Chairman and Chief Executive Officer, since August 2025	Co-Founder and Managing Member, Buttonwood Group Advisors LLC (since 2012); Executive Investment Banker, Joseph Gunnar & Co. LLC (since 1997)	1	None
Stephan A. Stein 1952	Director, term expires 2028, since August 2025; President, Chief Operating Officer, Treasurer and Secretary, since August 2025	Co-Founder and Managing Member, Buttonwood Group Advisors LLC (since 2012); Executive Investment Banker, Joseph Gunnar & Co. LLC (since 1999)	1	None

*The address of each Director is 1000 RXR Plaza, Uniondale, New York 11556, unless otherwise noted.

** Joseph A. Alagna, Jr. and Stephan A. Stein are interested directors because of their positions with the Adviser.

Officers who are not Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past 5 Years
Roger Papeo 1965	Chief Compliance Officer and Anti-Money Laundering Officer since 2026	ACA Compliance Group, Senior Principal Consultant (November 2021-present). Papeo Ventures, LLC, Independent Compliance Consultant (August 2021-November 2021). PGIM Investments, LLC Funds’ Compliance Officer (March 1990 – September 2020)
Troy Sheets 1971 190 Middle St, Suite 301 Portland, ME 04101	Principal Financial Officer since 2026	ACA Group, Director (2024 to present); ACA Group, Senior Principal Consultant, ACA Group (2022 to 2024); Foreside Financial Group, LLC, Senior Director (2016 to 2022).

*The address of each officer is 1000 RXR Plaza, Uniondale, New York 11556, unless otherwise noted.

Biographical Information

Brief biographies of our officers and Directors are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable Director should serve on our Board at this time.

Independent Directors

Andrew W. Sidman serves as a Director. Mr. Sidman is a Principal in the New York law firm of Bressler, Amery & Ross PC and is the head of the firm’s financial institutions regulatory defense practice. Andrew specializes in representing broker-dealers and their personnel in investigations by the SEC, FINRA and other SROs and state regulators. In addition, he oversees a significant portion of the firm’s financial institutions litigation practice and tries complex and large exposure cases. He is the co-chair of the ABA’s Securities Litigation Committee’s Subcommittee on Self-Regulatory Organizations and State Securities Regulators, which presents several panels a year on various topics of interest. He has been a panelist at the SIFMA Compliance & Legal Society Annual Conference for the past 15 years and has spoken at a number of Securities Industry and Financial Market Association regional conferences. In addition to helping to supervise certain of the firm’s pro bono activities, Mr. Sidman provides pro bono services to No Greater Sacrifice, an organization that supports the children of fallen and wounded veterans through scholarships and other educational opportunities. Mr. Sidman obtained a B.A. with honors from Colgate University and a J.D. from American University.

SAI-4

Thomas Massie serves as a Director. Mr. Massie has significant leadership and public company experience. Since 2016, Thomas Massie has been a Senior Partner with WAVE Equity Partners, a Boston based private equity firm that accelerates growth of companies that solve some of the world's greatest challenges in essential markets: energy, food, water, and waste. As a Senior Partner, Massie works with WAVE’s portfolio companies Leadership Team’s to create cultures of high performers, drive go-to-market plans, accelerate revenues, and maximize operational efficiencies. Mr. Massie is currently the interim CEO of a rapidly growing portfolio company, MICATU (a grid edge intelligence company). Currently, Thomas Massie is the owner of Topline Performance Solutions, an award-winning Sandler franchise specializing in maximizing sales and leadership results by creating cultures of high performers who drive improved pipeline predictability, shortened sales cycles, & increased revenues. Mr. Massie was the President and CEO of four technology companies – Rhythm Inc., formerly known as Agrify Corp., Bridgeline Digital Inc., FOCUS Enhancements Inc., and Mass Micro Systems Inc.; each of which experienced rapid growth, became market leaders, and all four companies achieved successful IPOs on the NASDAQ exchange. Cumulatively, the four public ventures have generated over $1 billion in revenues and in multiple years were recognized by Inc 500 and Deloitte Fast 50 as amongst the fastest growing companies in America.

Mr. Massie is currently or has been an active member of the board of directors of various companies. Massie was a board member and the Chairman of MapInfo Inc.’s Corporate Governance Committee. He also served on the Audit and Compensation Committee. From 2002 to 2007, working closely with the CEO, MapInfo grew from $30M a year in annual revenues to over $180M in annual revenues. In 2007, MapInfo was acquired by Pitney Bowes for $480 million. From 2019 to 2024 Massie worked with the CEO and CRO of PosiGen, a leading provider of residential solar systems. During this time, PosiGen grew from $30M a year in annual revenues to over $250M in annual revenues. In the past two decades, Massie has worked closely with multiple companies, helping them to grow from $5M million a year in annual revenues, to over $100M a year in annual revenues. Thomas Massie was a Non-commissioned Officer in the United States Army, 101st Airborne Division and attended Wayne State University. He possesses a reputation as an accomplished speaker that earns invitations to speak at Universities, Association events, and Company events. Massie and his family reside in the Boston area and in the West Palm Beach area. He is passionate about mentoring business leaders who are committed to reach their full potential and non-profit organizations that support United States Veterans in need.

Cary Sucoff serves as a Director. Mr. Sucoff has over 40 years of legal and securities industry experience. Since 2011, he has owned and operated Equity Source Partners LLC, an advisory and consulting firm. He has participated in financing and consulting many hundreds of public and private companies. Mr. Sucoff is an expert in legal, compliance, corporate strategy, and capital markets. He has been a member of numerous boards throughout his career and has chaired or sat on audit (qualified to Chair), compensation, nominating/governance, and special committees (strategic, pricing, M&A etc.) of these boards, both public, private, and nonprofit.

Mr. Sucoff currently serves on the following boards of directors/trustees of Galimedix Therapeutics, Inc. (private) - technology licensed from Tel Aviv University for potentially revolutionary treatments for Glaucoma and Dry Age-related Macular Degeneration, and potential application for Alzheimer’s. (Chair Audit; member Nom/Gov), Neuraptive Therapeutics (private)- clinical-stage company developing novel therapies to improve outcomes in peripheral nerve injuries. - (Chair Audit) and Curative Biotechnology, (CUBT), develop, in-license, sub-license assets in the therapeutic and medical device areas; 4 licensed pre-clinical assets for: Rabies, Glioblastoma, Age-Related Macular Degeneration, and COVID-19 vaccinations in patients with kidney failure. (Audit/Comp), New England Law/Boston, the largest independent law school in the United States. Former President. Senior member of the Board of Trustees, serving for over 35 years. Chairman, Endowment Committee, Chairman Dean Search Committee, Chairman CFO Search Committee, member, Finance Committee, member Covid Response Task Force. In addition, Mr. Sucoff acts as a consultant for TechR2 Corp, specializing in proprietary technologies used for end-of-life data destruction. Mr. Sucoff, a former New York City prosecutor, received a B.A. from SUNY Binghamton (1974) and a J.D. from New England School of Law (1977) where he was the Managing Editor of the Law Review and graduated Magna Cum Laude. Mr. Sucoff has been a member of the Bar of the State of New York (now retired) since 1978.

Interested Directors

Joseph A. Alagna, Jr. serves as a Director, Chairman of the Board and as the Chief Executive Officer of the Fund. Mr. Alagna’s career in the securities industry spans over thirty-five years. Mr. Alagna is the Manager and Co-Founder of the Adviser, established in 2011, which has previously, does currently and will continue to manage other private investment vehicles similar to the Fund, including the Predecessor Funds. Mr. Alagna is also the Founder, Chairman, and Chief Executive Officer of Joseph Gunnar & Co. LLC, a FINRA and SIPC registered broker-dealer and boutique investment bank specializing in micro- and small-capitalization emerging growth companies, established in 1997. From 1990 through 1997, Mr. Alagna was the Executive Vice President and National Sales Manager for a regional securities firm, where he was instrumental in expanding the sales organization that facilitated thousands of securities related transactions. From November 2009 to December 2014, Mr. Alagna also served as a director of the general partner of Genesis Opportunity Fund I, L.P., a private opportunity investment fund. Mr. Alagna attended the University of Miami and received a Bachelor of Science degree in Business Management from C.W. Post College.

SAI-5

Stephan A. Stein has served as a portfolio manager of the Fund since its inception. Mr. Stein is the President, Chief Operating Officer, Treasurer, Secretary and Co-Founder of the Fund. Mr. Stein has over forty-five years of experience in debt, equity and merger/acquisition transactions and business management, initially as a practicing attorney in New York City, as a principal of several emerging growth stage related companies and over thirty years in the financial services industry as an investment banker and portfolio manager. Mr. Stein is the Manager and Co-Founder of the Adviser, established in 2011, which has previously and does currently manage other investment vehicles similar to the Fund. Since 2006, Mr. Stein has served as the President and Chief Operating Officer of Joseph Gunnar & Co. LLC, a FINRA and SIPC registered broker-dealer and boutique investment bank specializing in micro- and small-capitalization emerging growth companies, established in 1997. Mr. Stein's prior role at Joseph Gunnar & Co. included Head of Investment Banking from 1999 through 2023. From 1995 through 1999, Mr. Stein was the Managing Director of Corporate Finance at Commonwealth Associates, the New York based merchant and investment bank. Mr. Stein also served as a Director of the general partner of Genesis Opportunity Fund I, L.P., a private opportunity investment fund. Mr. Stein received his Bachelor of Science degree from The Ohio State University and his Juris Doctor degree from Vermont Law School.

Officers who are not Directors

Roger Papeo serves as the Chief Compliance Officer. Mr. Papeo is a Senior Principal Consultant and Fund Chief Compliance Officer for the ACA Group (“ACA”). He has been employed by ACA since August 2021. Mr. Papeo has worked with numerous clients developing required compliance policies supporting Exchange Traded Funds, Open and Closed End investment companies, as well as Business Development Companies. He has also been a key participant in the review and evaluation of the compliance programs maintained by a number of ACA’s clients, providing regulatory consultation to fund boards and advisory entity management teams. Since March 2025, he has served as Fund Chief Compliance Officer for an open-end mutual fund. In this role he is charged with the preparation of quarterly and annual CCO Reports for the Fund’s Board of Directors. He presents at regular and special board meetings, leads executive session discussions with independent directors and conducts due diligence reviews of fund service providers as needed. Prior to joining ACA, Mr. Papeo was a compliance Vice President at PGIM Investments’, overseeing mutual fund portfolio compliance, board reporting and service provider oversight (sub advisers and other service providers) related to more than 170 funds. Mr. Papeo received his Bachelor of Science (BS) in Finance from Seton Hall University.

Troy Sheets serves as Principal Financial Officer. Mr. Sheets is a Director, Fund Officers at ACA.  Mr. Sheets provides outsourced treasurer and principal financial officer solutions to registered funds and has worked in the specialized investment company industry since 1993.  He has served as the Fund Treasurer, Principal Financial Officer, and Certifying Officer under the Sarbanes-Oxley Act for diverse investment companies since 2002, which includes his current employment with ACA, his prior employment with companies that have since been merged with ACA, and his prior time working at Citi Fund Services (“Citi”) as a Senior Vice President in their Fund Administration group.  Prior to Citi, Mr. Sheets worked at KPMG LLP (“KPMG”), which he last served as a Senior Audit Manager in KPMG’s Investment Management and Funds practice.  Mr. Sheets joined KPMG after graduating from Miami University in 1993.

The Directors shall serve until the completion of their respective terms, and until their successors are duly elected and qualify. A Board member may resign upon written notice to the other members and may only be removed for cause by a vote of the investors holding not less than two-thirds of the total number of votes eligible to be cast by all investors. Any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the departing board member, and until a successor is elected and qualifies.

Board Leadership Structure and Role in Risk Oversight

Overall responsibility for our oversight rests with the Board. We have entered into the Advisory Agreement pursuant to which the Adviser will manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our Charter. The Board is composed of five members, three of whom are Independent Directors. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

SAI-6

The Board has appointed Joseph A. Alagna, Jr.to serve in the role of Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other Directors generally between meetings. The Chair serves as a key point person for dealings between management and the Directors. The Chair also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board believes that its leadership structure is appropriate in light of the Fund’s characteristics and circumstances because the structure allocates areas of responsibility among the individual Directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board.

We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual Directors or any group or committee of Directors, correspondence should be addressed to the Board or any such individual Directors or group or committee of Directors by either name or title. All such correspondence should be sent to Buttonwood First Access Fund Ltd., 1000 RXR Plaza, Uniondale, New York 11556, Attention: Chair of the Audit Committee.

Board Committees

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

•	assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

•	prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;

•	oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements;

•	oversees our accounting and financial reporting policies and internal controls;

•	determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof;

•	pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and

•	acts as a liaison between our independent registered public accounting firm and the Board.

Andrew W. Sidman, Thomas Massie, and Cary Sucoff are members of the Audit Committee and Cary Sucoff serves as Chair.

Our Board has determined that each Audit Committee member meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. Our Board has determined that Cary Sucoff is an audit committee financial expert as defined under SEC rules.

Nominating and Corporate Governance Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating and Corporate Governance Committee:

•	recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between stockholder meetings;

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•	makes recommendations with regard to the tenure of the Directors;

•	is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

•	recommends to the Board the compensation to be paid to the Independent Directors of the Board.

The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by our stockholders or from other sources it deems appropriate.

Andrew W. Sidman, Thomas Massie, and Cary Sucoff are members of the Nominating and Corporate Governance Committee and Andrew W. Sidman serves as Chair.

Compensation Committee

In accordance with its written charter adopted by the Board, the Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our chief executive officer and all other officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the Directors.

Andrew W. Sidman, Thomas Massie, and Cary Sucoff are members of the Compensation Committee and Thomas Massie serves as Chair.

Director Nominations

Nomination for election as a Director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by stockholders in compliance with the procedures set forth in our bylaws. Our Nominating and Corporate Governance Committee will consider qualified Director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding Director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each Director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our securities owned, if any; and, a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our stockholders.

Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Fund not earlier than the 150th day prior to the one year anniversary of the date the Fund’s proxy statement for the preceding year’s annual meeting, or later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

•	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;
•	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;
•	whether the individual is willing and able to devote sufficient time to the affairs of the Fund and be diligent in fulfilling the responsibilities of a director and Board committee member;
•	whether the individual has the capacity and desire to represent the balanced, best interests of the stockholder as a whole and not a special interest group or constituency; and
•	whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

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The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to the Fund a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of the Fund and its stockholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary.

Director Compensation

The following table sets forth the compensation expected to be received by our Directors for the year ending December 31, 2026. The Fund does not maintain a pension plan or retirement plan for any of the Directors.

Name	Aggregate Compensation From Fund	Total Compensation from Fund and Fund Complex Paid to Directors
Interested Directors
Joseph A. Alagna, Jr.	$0	$0
Stephan A. Stein	$0	$0
Independent Directors
Andrew W. Sidman	$65,000	$65,000
Thomas Massie	$65,000	$65,000
Cary Sucoff	$65,000	$65,000

No compensation is paid to our Directors considered to be “interested persons” as defined in the 1940 Act. Our Independent Directors who do not also serve in an officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person Board and committee meetings and annual fees for serving as a committee chairperson.

The Independent Directors receive an annual fee of $50,000, with the Chair of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee, respectively, each receiving an additional $15,000 fee. The Independent Directors do not receive additional fees for attending regular quarterly meetings. They also receive reimbursements of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular Board meeting.

Officer Compensation

Except as specified in the Advisory Agreement, none of our officers who are also officers or employees of our Adviser will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or officers of our Adviser or by individuals who were contracted by us or our Adviser to work on our behalf.

Director Ownership of Common Stock

The table below sets forth the dollar range of the value of our common stock that is owned beneficially by each Director as of [•], 2026. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Dollar Range of Equity Securities in the Fund Complex(1)
Interested Directors
Joseph A. Alagna, Jr.	Over $100,000	Over $100,000
Stephan A. Stein	Over $100,000	Over $100,000
Independent Directors
Andrew W. Sidman	None	None
Thomas Massie	None	None
Cary Sucoff	None	None

(1) Dollar ranges are as follows: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000.

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Code of Ethics

We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-l under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at https://www.buttonwoodfunds.com/. The code of ethics is attached as an exhibit hereto and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership as indicated in the Fund’s books and records of each current Director, the Fund’s officers, the officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

The table shows such ownership as of June 10, 2026.

Name and Address	Common Shares Own(1)	Common Share Percentage	Preferred Shares Owned	Preferred Share Percentage(2)
5% Owners
None	—	—	—	—
Interested Directors
Joseph A. Alagna	—	—	1,198,043	39.9%
Stephan A. Stein	—	—	537,593	17.9%
Independent Directors
Thomas Massie	—	—	0	0%
Andrew W. Sidman	—	—	0	0%
Cary Sucoff	—	—	0	0%
Officers
Roger Papeo	—	—	0	0
Troy Sheets	—	—	0	0
All officers and Directors as a group (7 persons)			1,735,636	57.9%

(1)	As of June 10, 2026 there are no common shares issued and outstanding.

(2)	Percentage if based off of the 3,000,200 of preferred shares issued and outstanding, consisting of 3,000,000 Founder Preferred Stock and 200 Series Seed Preferred Stock, as of June 10, 2026.

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The address for each of the directors and officers is c/o Buttonwood First Access Fund Ltd., 1000 RXR Plaza, Uniondale, New York 11556.

The following table shows the expected ownership following completion of the Exchange Transaction.

Name and Address	Shares owned	Percentage(1)
5% Owners
John H. Nash[2]	2,464,345	16.4%
Interested Directors
Joseph A. Alagna Jr.	1,246,196	8.3%
Stephan A. Stein	558,877	3.7%
Independent Directors
Thomas Massie	0	0%
Andrew W. Sidman	0	0%
Cary Sucoff	0	0%
Officers
Roger Papeo	0	0
Troy Sheets	0	0
All officers and Directors as a group (7 persons)	1,805,073	12.0%
(1)	Percentage based on 15,000,000 common shares expected to be issued and outstanding at the completion of the Exchange Transaction.

(2)	John H. Nash will own 2,139,589 shares directly, 222,440 shares through his ownership of Jnash SP, LLC, an entity that provides investment advice to trusts and accounts, in the names of his spouse and children which will hold 102,316 common shares.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

The Adviser

The Adviser was formed on May 16, 2012 as a limited liability company under the laws of Delaware. The principal address of the Adviser is 1000 RXR Plaza, 10th Floor, East Tower, Uniondale, NY 11556, and its phone number is 212-440-9644. Joseph A. Alagna, Jr. and Stephan A. Stein are co-founders and managers of the Adviser.

The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser will provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of, and subject to any policies established by the Board.

Pursuant to the Advisory Agreement, the Adviser will be responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. The Advisory Agreement has an initial two-year term and thereafter will continue in effect from year to year if its continuance is approved annually by the Board. The Advisory Agreement is terminable without penalty on 60 days’ prior written notice by the Board or by the Adviser.

In consideration of the management and administrative services provided by the Adviser to the Fund, the Fund will pay, out of its assets, the Management Fee at the annual rate of 2.50% of the Fund’s average value of the Fund’s gross assets (including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters, although the fee from the first quarter will be based on the gross assets at the end of that quarter.

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Portfolio Management

Joseph A. Alagna, Jr. and Stephan A. Stein are responsible for the day-to-day operations of the Adviser and management of the Fund’s portfolio.

Other Accounts Managed by the Portfolio Managers

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2025:

	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Joseph A. Alagna
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	24	$ 240	24	$ 240
Other Accounts	0	$ 0	0	$ 0
Stephan A. Stein
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	24	$240	24	$ 240
Other Accounts	0	$ 0	0	$ 0

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation:

The portfolio managers currently receive no compensation beyond their ownership in the Adviser and the Fund.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of shares of our common stock be beneficially owned by the portfolio managers as of [•], 2026 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Name	Dollar Range of Equity Securities in the Fund(1)(2)
Joseph A. Alagna, Jr.	Over $1,000,000
Stephan A. Stein	Over $1,000,000
1.	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
2.	The dollar range of equity securities of the Fund beneficially owned by the portfolio managers is based a value of $[•] per share as of [•], 2026.

Portfolio Manager Conflicts of Interest

The Fund’s portfolio managers have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business including funds and other investment vehicles that have similar investment objectives to those of the Fund. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the portfolio managers, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser and its affiliates have entered into, and may in the future enter into, additional business arrangements with certain of our stockholders. More information regarding conflicts of interest is included in the section below entitled “Conflicts of Interest.”

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CONFLICTS OF INTEREST

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser, and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). The Fund has no interest in these activities. The Adviser and its affiliates may receive payments from private equity sponsors or others in connection with such activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to management of the Fund as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser also intends to compensate, from its own profits from managing the Fund or other resources, brokers, dealers or other financial intermediaries in connection with the distribution of shares and also in connection with various other services including those related to the support and conduct of due diligence, investor account maintenance, the provision of information and support services to clients and the inclusion on preferred provider lists. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, the success or overall net revenues of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Each financial intermediary also may charge investors, at the financial intermediary’s discretion, a placement fee based on the purchase price of shares purchased by the investor. All or a portion of such compensation may be paid by a financial intermediary to the financial advisory personnel involved in the sale of shares. As a result of the various payments that broker-dealer, investment advisor or financial intermediaries may receive from investors and the Adviser, the amount of compensation that any financial intermediary may receive in connection with the sale of shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for financial intermediaries to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, portfolio companies or investment vehicles managed or sponsored by the Adviser may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund. Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in portfolio companies may do so on terms that are more favorable than those of the Fund.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests, which may conflict with those of the Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, placement agent, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. A financial intermediary may provide certain such services to the Fund in connection with the Fund obtaining a credit facility, if any.

In addition, issuers of securities held by the Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held or may result in a financial intermediary having an interest in the issuer adverse to the Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing issuers in which the Fund has an interest.

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A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund, including with respect to fees and the right to receive information.

Set out below in “Participation in Investment Opportunities” and “Other Matters” are practices that the Adviser may follow.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than positions taken for the Fund.

Other Matters

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Since the Fund intends to generally acquire and dispose of its investments in privately negotiated transactions, it expects to infrequently use brokers in the normal course of its business, except to the extent that the Adviser believes using such brokers to locate investment opportunities is in the best interests of the Fund. Subject to policies established by the Board, the Adviser will be responsible for the execution of the publicly traded securities portion of the Fund’s portfolio transactions, if any, and the allocation of brokerage commissions. The Adviser will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser will generally seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated the voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser generally votes to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser generally votes in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser generally votes in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser seeks to avoid any direct or indirect conflict of interest presented by the voting decision.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending [•] will be available (1) without charge, upon request, by calling the Fund at 212-440-9644; (2) on the Fund’s website (https://buttonwoodfunds.com//); (3) by emailing firstaccessfund@buttonwoodfunds.com and (4) on the SEC’s website at www.sec.gov. In addition, copies of the Fund’s proxy voting policies and procedures are also available by calling 212-440-9644 and will be sent within three business days of receipt of a request.

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LEGAL MATTERS

Eversheds Sutherland (US) LLP, located at 700 Sixth Street, N.W., Suite 700, Washington, DC 20001, and Rimon P.C., located at 400 Madison Ave, Suite 11D, New York, NY 10017, serve as our legal counsel. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by Miles & Stockbridge P.C., 100 Light Street, Baltimore, Maryland 21202.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Ultimus Fund Solutions, LLC serves as our administrator and fund accountant (the “Administrator”). Ultimus Fund Solutions, LLC has its principal offices at 225 Pictoria Drive, #450, Cincinnati, OH 45246. For its services, the Administrator is paid a fee based upon a percentage of the average net assets of the Fund, subject to a minimum annual fee, as well as certain fixed fees and expenses.

Our portfolio securities are held pursuant to a custodian agreement between us and U.S. Bank National Association. The principal business address of U.S. Bank National Association is 5065 Wooster Road, Cincinnati, Ohio 45226.

Odyssey Transfer and Trust Company, serves as our transfer agent, distribution paying agent and registrar (the “Transfer Agent”) pursuant to a Transfer Agency and Service Agreement between the Fund and the Transfer Agent. The principal business address of Odyssey Transfer and Trust Company is 2155 Woodlane Drive, Suite 100, Woodbury, Minnesota 55125.

INDEPENDENT AUDITORS

CBIZ CPAs P.C. is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. CBIZ CPAs P.C. is located at One Montgomery Street, Suite 1700, San Francisco, CA 94104.

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FINANCIAL STATEMENTS

The following financial statements of Buttonwood First Access Fund Ltd. are included in this statement of additional information:

Buttonwood First Access Fund Ltd.

FINANCIAL STATEMENTS (UNAUDITED)

MARCH 31, 2026

Buttonwood First Access Fund Ltd.

Buttonwood First Access Fund Ltd.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026
(Unaudited)
Assets:
Cash	$1,150,568
Prepaid expenses	47,340
Due from affiliate	107,772
Deferred offering costs - Common Stock	344,280
Deferred income tax asset	175,625
Total assets	1,825,585

Liabilities:
Accrued fees and expenses	306,580
Director fees and expenses	19,233
Due to affiliate	638
Current income tax liability	656
Total liabilities	327,107

Commitments and contingencies (See Note 5)

Net Assets	$1,498,478
Net Assets consist of:
Paid-in Capital	$1,995,500
Distributable earnings (loss)	(497,022)
Total net assets	$1,498,478

Series Seed Preferred Stock:
Net Assets (a)	$100
Shares issued and outstanding (par value $0.0001 per share)	200
Net asset value per share	$0.50
Founder Preferred Stock:
Net Assets (a)	$1,498,378
Shares issued and outstanding (par value $0.0001 per share)	3,000,000
Net asset value per share	$0.50

(a)	The net assets of the Series Seed Preferred Stock and Found Preferred Stock represent amounts determined based on the proportion of shares issued and do not represent the values to be received upon liquidation or the Exchange event as described further in the notes to financial statements.

The notes to financial statements are an integral part of these unaudited financial statements.

Buttonwood First Access Fund Ltd.

STATEMENT OF OPERATIONS

For the
three months ended
March 31, 2026
(Unaudited)
Investment Income:
Interest income from affiliate	$826
Total investment income	826

Expenses:
Organizational expenses	66,761
Audit and tax fees and expenses	65,851
Valuation expenses	36,575
Marketing fees	23,120
Director fees and expenses	19,233
Compliance fees and expenses	19,087
Other	8,298
Total expenses	238,925
Net operating loss, before taxes	(238,099)
Income tax benefit	61,571
Net operating loss	(176,528)

Change In Net Assets Resulting From Operations	$(176,528)

The notes to financial statements are an integral part of these unaudited financial statements.

Buttonwood First Access Fund Ltd.

STATEMENTS OF CHANGES IN NET ASSETS

	For the three months ended	For the Period August 15, 2025 (Inception Date) through
	March 31, 2026	December 31, 2025
	(Unaudited)

Increase (Decrease) In Net Assets From:
Operations:
Net operating loss	$(176,528)	$(320,494)
Change in net assets resulting from operations	(176,528)	(320,494)

Capital Transactions:
Proceeds from Series Seed Preferred Stock issued	-	2,000,000
Proceeds from Founder Preferred Stock issued	-	3,000
Offering costs paid - Series Seed Preferred Stock	-	(7,500)
Change in net assets from capital transactions	-	1,995,500

Net change in net assets	(176,528)	1,675,006
Net Assets, Beginning of Period	1,675,006	-
Net Assets, End of Period	$1,498,478	$1,675,006

Share Transactions:
Series Seed Preferred Stock issued	-	200
Founder Preferred Stock issued	-	3,000,000
Change in shares	-	3,000,200

The notes to financial statements are an integral part of these unaudited financial statements.

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Unaudited)

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

Buttonwood First Access Fund Ltd., a Maryland corporation (the “Fund"), was formed on August 15, 2025. The primary purpose of the Fund is to register and operate as a closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund intends to register shares of its common stock (“Common Stock”) with the Securities and Exchange Commission and to list its shares on a national securities exchange for trading. Once the Fund is registered as an investment company, the Fund is expected to acquire a portfolio of investments through an exchange of Common Stock for units of private funds (the “Exchange”), which are series limited liability companies separately advised by Buttonwood Group Advisors LLC (“BGA” or the “Manager”).

During the three months ended March 31, 2026, the Manager invited members of certain of the private funds advised by the Manager to participate in the Exchange (the “Exchange Offer”), and certain invited members agreed to the Exchange Offer and signed an exchange agreement. The Exchange Offer stipulated that immediately prior to the Exchange event, 15,000,000 shares of Common Stock would be issued and outstanding, and the Founder Preferred Stock and the Series Seed Preferred Stock would be converted into Common Stock. At the time of the Exchange, members that agreed to the Exchange will receive Common Stock determined by their pro-rata portion of the fair value of the units contributed by the members in accordance with their exchange agreement and the Exchange information memorandum. The Exchange will not be consummated unless the registration statement that registers the issuance of shares of Common Stock becomes effective, and the Common Stock is approved for listing on a national securities exchange.

The Fund has not commenced investment operations to date. The operations of the Fund since inception through March 31, 2026 relate solely to activities to organize the Fund and facilitate the registration of the Fund under the 1940 Act and the Exchange as noted above.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Fund’s purpose and design are intended to be an investment company and, therefore, these financial statements are prepared in accordance with the guidance in FASB ASC Topic 946 Financial Services-Investment Companies. The Financial Highlights of the Fund are not presented in these financial statements, as the Fund has not commenced investment operations through the date of these financial statements.

Going Concern Consideration

In accordance with FASB ASC Topic 205-40 Presentation of Financial Statements – Going Concern, the Fund has evaluated whether there are conditions and events, considered in aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern within one year after the date the financial statements are issued.

The Fund experienced a net operating loss of $176,528 during the three months ended March 31, 2026 and has $1,150,568 of cash available as of March 31, 2026. The Fund believes that the cash balance is sufficient to complete the Exchange, assuming no substantial delays or unexpected costs arise. The Fund’s ability to continue as a going concern is dependent upon completing the Exchange. The Fund believes it may have the ability to raise additional capital if the Exchange takes longer than expected, including raising additional capital through equity raises and disposing of assets once the Exchange takes place and the Fund assumes the investment portfolio. There can be no assurance that the Exchange or additional capital raises will be completed.

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Unaudited) (Continued)

These conditions raise substantial doubt about the Fund’s ability to continue as a going concern within one year after the date these financial statements are issued. The accompanying financial statements do not include any adjustments that might result from this uncertainty.

Cash

Cash consists of deposits in financial institutions which may be in excess of federally insured limits.

Income Taxes

The Fund is a C corporation for tax purposes, files U.S. federal and New York state income tax returns, and pays any current income taxes based on applicable taxable income each year.

The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Fund as of the measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), if any, which represent the difference between fair market value and the tax cost basis of investments, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any. Deferred tax assets are recognized to the extent that it is more likely than not that they will be realized, and the Fund considers all available evidence in making this determination, including projected future taxable income and tax-planning strategies.

As of March 31, 2026, the Fund did not have material uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s federal and state income tax returns are generally subject to examination for a period of three years after being filed. As such, the Fund’s tax returns to be filed for the tax period ended December 31, 2025 and year ending December 31, 2026 remain subject to examination. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Organizational and Offering Costs

Organizational costs related specifically to the formation of the Fund are expensed as incurred in accordance with FASB ASC 720-15.

In accordance with FASB ASC 946-20-25-5, offering costs directly related to the offering of the Fund’s Common Stock are recorded as a deferred asset and thereafter charged to paid-in capital (as a reduction of proceeds) upon the issuance of shares.

As of March 31, 2026, the Fund has capitalized $344,280 in deferred offering costs related to the planned issuance of Common Stock through the Exchange, which are included in “Deferred Offering Costs – Common Stock” on the Statement of Assets and Liabilities. These costs will be reclassified to Paid-in Capital upon the Fund’s issuance of Common Stock at the exchange date.

Segment Information

FASB ASC Topic 280 Segment Reporting, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the individual or the name of the group or committee who act as the Chief Operating Decision Maker (CODM), and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure.

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Unaudited) (Continued)

The Fund operates through a single operating and reporting segment. The Fund’s CODM is its Chief Executive Officer and Chief Operating Officer, who review financial information by way of the Fund’s cash, expenses, and changes in net assets, which is used by the CODM to assess performance versus the Fund’s business objectives to make resource allocation decisions for the Fund. The financial information is consistent with that presented within the Fund’s accompanying financial statements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

2.	Statements of Changes in Net Assets and Capital Structure

The Fund is authorized to issue 197,000,000 shares of Common Stock, par value $0.0001 per share. Common Stockholders are residual owners and have no preferences over other classes of stock in the event of liquidation or as to dividends.

The Fund has 3,000,000 shares of Founder Preferred Stock authorized, issued and outstanding as of March 31, 2026. The Founder Preferred Stock has a par value of $0.0001 per share. Holders of Founder Preferred Stock are entitled to receive payment equal to 20% of the available proceeds plus unpaid dividends upon liquidation only after the Series Seed Preferred Stockholders have been paid in full, but before any distribution is made to Common Stockholders. Each share of Founder Preferred Stock is entitled to one vote per share and votes along with all other classes of stock on an as-converted basis. Shares of Founder Preferred Stock are mandatorily convertible to 20% of the fully diluted number of shares of Common Stock at the time of the Exchange and are not convertible at the option of the holder at any time. Additionally, the Manager has agreed, upon the consummation of the Exchange, to forego certain carried interest rights in various series of units of limited liability interests in funds advised by the Manager for which ownership is transferred.

The Fund has authorized 300 shares of Series Seed Preferred Stock, of which 200 shares are issued and outstanding as of March 31, 2026. The Series Seed Preferred Stock has a par value of $0.0001 per share. The Series Seed Preferred Stock holds the senior liquidation preference and upon liquidation is entitled to receive two times the original issue price per share plus unpaid dividends before distributions to Founder Preferred Stock or Common Stock. Each share of Series Seed Preferred Stock is entitled to one vote per share and votes along with all other classes of stock on an as-converted basis. The Series Seed Preferred Shares are mandatorily convertible into Common Stock, with the number of shares determined by dividing two times the original issue price of the Series Seed Preferred Shares by the fair market value of the Common Stock at the time of the Exchange and are not convertible at the option of the holder at any time.

3.	Related-party transactions

The Fund considers the Manager, its principal owners, members of management, and members of their immediate families, as well as entities under common control, to be related parties to the Fund.

At the Fund’s organizational Board meeting on February 24, 2026, the Fund’s Board of Directors (the “Board”) and officers were appointed. The Fund pays each director who is not an “interested person” within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), an annual fee of $50,000, an annual fee of $15,000 for each chair of a committee of the Board, and reimbursement of out-of-pocket expenses reasonably incurred in the performance of their services to the Fund. The interested directors, as defined by the Investment Company Act of 1940, and officers of the Fund receive no direct compensation from the Fund. The amount of total director fees and expenses incurred by the Fund during the period are reflected as “Director fees and expenses” on the Statement of Operations.

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Unaudited) (Continued)

In addition, at the Fund’s organizational Board meeting, the Independent Directors approved the investment advisory agreement between the Fund and the Manager (the “Investment Advisory Agreement”). Once the Exchange event occurs, pursuant to the Investment Advisory agreement, the Fund will pay the Manager an ongoing investment management fee in consideration of the advisory and other services provided by the Manager to the Fund. For such services, the Fund will pay the Manager a fee at an annual rate of 2.5%, calculated and payable quarterly in arrears, based on the average value of the Fund’s gross assets (including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters. However, the fee for the first quarter of advisory services after the Exchange event will be based on the Fund’s gross assets at the end of that first quarter.

An affiliate of the Fund made payments on behalf of the Fund for expenses equal to $638 during the three months ended March 31, 2026. The total amount payable by the Fund at period end is reflected as “Due to affiliate” on the Statement of Assets and Liabilities.

The Fund made payments on behalf of the Manager for expenses equal to $74,951 during the three months ended March 31, 2026 and $31,995 during the period ended December 31, 2025 that will be reimbursed pursuant to a grid promissory note between the Manager and the Fund dated February 17, 2026 (the “Grid Promissory Note”). The Grid Promissory Note allows the Fund to make advances on behalf of the Manager, and the Manager agrees to pay the Fund the amounts advanced plus interest at a rate of 3.36% per annum. The Fund recorded investment income due from the Manager of $826 related to accrued interest on the outstanding balances during the period that is reflected as “Interest income from affiliate” on the Statement of Operations. The total amount reimbursable to the Fund at period end, including any unpaid interest, is reflected as “Due from affiliate” on the Statement of Assets and Liabilities.

4.	Risk factors

This is a newly incorporated Fund with limited operations outside of initial costs of organizing and setting up the Fund for future investments. It is expected that in the future, the Manager will seek investment opportunities that offer the possibility of attaining capital appreciation. Certain events particular to each industry in which the Fund may invest, as well as general economic, political, and public health risks, such as epidemics or natural disasters, may have a significant negative impact on the investee’s operations and profitability. In addition, the Fund is subject to changing regulatory and tax environments. Such events are beyond the Fund’s control, and the likelihood that they may occur cannot be predicted.

Furthermore, the Fund intends to make investments in private operating companies whose shares do not trade on established exchanges. The Fund’s ability to acquire, fair value, and liquidate its private operating companies and realize capital appreciation are subject to significant limitations and uncertainties, including currency fluctuations to the extent investments are made in non-U.S. issuers.

5.	Commitments and contingencies

In the normal course of business, the Fund enters into contracts that provide a variety of general indemnifications. Any exposure to the Fund under these arrangements could involve future claims that may be made against the Fund. Currently, no such claims exist or are expected to arise and, accordingly, the Fund has not accrued any liability in connection with such indemnifications.

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Unaudited) (Continued)

6.	Income Taxes

The components of net operating income (loss), before taxes, for the three months ended March 31, 2026 are as follows:

Domestic	$(238,099)
Foreign	-
Total	$(238,099)

The components of the provision for (benefit from) income taxes for the three months ended March 31, 2026 are as follows:

Current:
Federal	$-
State and Local	656
Foreign	-
Total current	656

Deferred:
Federal	(50,001)
State and Local	(12,226)
Foreign	-
Total deferred	(62,227)
Total income tax provision (benefit)	$(61,571)

As of the latest tax period ended December 31, 2025, the Fund had a net operating loss carryforward of $147,743, which can be carried forward indefinitely and may offset 80% of taxable income in any given year. Such amounts may be further limited to use in future years if significant changes in Fund ownership occur.

As of March 31, 2026, the Fund recorded a current tax payable of $656 and a net deferred income tax asset of $175,625, which consists of the following:

Current tax payable	$656

Deferred tax assets:
Net operating loss carryforward — Federal	68,270
Net operating loss carryforward — State	16,694
Capitalized organizational costs	90,661
Valuation allowance	-

Deferred tax liabilities:	-
Net deferred income tax asset	$175,625

The deferred income tax asset related to organizational costs results from the Fund electing to amortize organizational costs over a 15-year period for tax purposes.

Based on the Fund’s evaluation as of March 31, 2026, no valuation allowance for the deferred income tax asset was established as the Fund believes it will more likely than not realize the full deferred tax benefit in future periods.

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

March 31, 2026 (Unaudited) (Continued)

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory income tax rate:

	Amount	Percentage
U.S. federal statutory tax rate	$50,001	21.00%
State and local income taxes net of federal income tax effect	11,570	4.86%
Foreign tax effects	-	0.0%
Effect of cross-border tax laws	-	0.0%
Tax credits	-	0.0%
Changes in valuation allowance	-	0.0%
Nontaxable or nondeductible items	-	0.0%
Changes in unrecognized tax benefits	-	0.0%
Other adjustments	-	0.0%
Effective income tax rate	$61,571	25.86%

The Fund made no cash payments for federal, state, and foreign income taxes during the three months ended March 31, 2026.

There were no unrecognized tax benefits as of or during the three months ended March 31, 2026.

7.	Subsequent events

Subsequent events have been evaluated through the date these financial statements were issued. No events were identified that required financial statement recognition or additional disclosures herein.

Buttonwood First Access Fund Ltd.

FINANCIAL STATEMENTS

FOR THE PERIOD FROM AUGUST 15, 2025 (INCEPTION DATE) TO

DECEMBER 31, 2025

Buttonwood First Access Fund Ltd.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

Buttonwood First Access Fund Ltd.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Buttonwood First Access Fund Ltd. (the “Fund”) as of December 31, 2025, the related statements of operations and changes in net assets, for the period from August 15, 2025 (inception), through December 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations for the period from August 15, 2025 (inception), through December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As more fully described in Note 1, the Fund was recently formed and has not yet commenced investment operations. The Fund has incurred a net operating loss, and as such its ability to sustain operations may be dependent on the potential to obtain additional financing. These conditions raise substantial doubt about the Fund’s ability to continue as a going concern. Management’s plans with regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and we are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

CBIZ CPAs P.C.

We have served as the Fund’s auditor since 2025.

San Francisco, California

March 6, 2026

Buttonwood First Access Fund Ltd.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2025
Assets:
Cash	$1,549,084
Due from affiliate	31,995
Deferred offering costs - Common Stock	96,040
Deferred income tax asset	113,398
Total assets	1,790,517
Liabilities:
Accrued expenses	115,511
Total liabilities	115,511

Commitments and contingencies (See Note 5)

Net Assets	$1,675,006
Net Assets consist of:
Paid-in Capital	$1,995,500
Distributable earnings (loss)	(320,494)
Total net assets	$1,675,006
Series Seed Preferred Stock:
Net Assets (a)	$112
Shares issued and outstanding (par value $0.0001 per share)	200
Net asset value per share	$0.56
Founder Preferred Stock:
Net Assets (a)	$1,674,894
Shares issued and outstanding (par value $0.0001 per share)	3,000,000
Net asset value per share	$0.56

(a)	The net assets of the Series Seed Preferred Stock and Found Preferred Stock represent amounts determined based on the proportion of shares issued and do not represent the values to be received upon liquidation or the Exchange event as described further in the notes to financial statements.

The notes to financial statements are an integral part of these statements.

Buttonwood First Access Fund Ltd.

STATEMENT OF OPERATIONS

For the Period August 15, 2025 (Inception Date) through December 31, 2025
Investment Income:
Interest income	$-
Total investment income	-

Expenses:
Organizational expenses	292,652
Professional fees	24,200
Valuation expenses	117,040
Total expenses	433,892
Net operating loss, before taxes	(433,892)
Income tax benefit	113,398
Net operating loss	(320,494)
Change In Net Assets Resulting From Operations	$(320,494)

The notes to financial statements are an integral part of these statements.

Buttonwood First Access Fund Ltd.

STATEMENT OF CHANGES IN NET ASSETS

For the Period August 15, 2025 (Inception Date) through December 31, 2025
Increase (Decrease) In Net Assets From:
Operations:
Net operating loss	$(320,494)
Change in net assets resulting from operations	(320,494)

Capital Transactions:
Proceeds from Series Seed Preferred Stock issued	2,000,000
Proceeds from Founder Preferred Stock issued	3,000
Offering costs paid - Series Seed Preferred Stock	(7,500)
Change in net assets from capital transactions	1,995,500

Net change in net assets	1,675,006
Net Assets, Beginning of Period	-
Net Assets, End of Period	$1,675,006
Share Transactions:
Series Seed Preferred Stock issued	200
Founder Preferred Stock issued	3,000,000
Change in shares	3,000,200

The notes to financial statements are an integral part of these statements.

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

The Buttonwood First Access Fund Ltd., a Maryland corporation (the “Fund”), was formed on August 15, 2025. The Fund has not commenced investment operations. The primary purpose of the Fund is to register and operate as a closed-end management investment company under the Investment Company Act of 1940. The Fund intends to register shares of its common stock (“Common Stock”) with the Securities and Exchange Commission and to list on a national stock exchange for trading. Once the Fund is registered as an investment company, the Fund is expected to acquire a portfolio of investments through an exchange offering of Common Stock in exchange for units of private funds (the “Exchange”), which are series limited liability companies separately advised by Buttonwood Group Advisers LLC (“BGA” or the “Manager”). The Exchange will not be consummated unless the Fund is registered as an investment company and the Common Stock is approved for listing on a national securities exchange.

The operations of the Fund from inception through December 31, 2025 relate solely to activities to organize the Fund and facilitate the registration of the Fund and the Exchange noted above.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification (“FASB ASC”). The Fund’s purpose and design are intended to be an investment company and, therefore, these financial statements are prepared in accordance with the guidance in FASB ASC Topic 946 Financial Services-Investment Companies. The Financial Highlights of the Fund are not presented in these financial statements, as the Fund has not commenced investment operations through the date of these financial statements.

Going Concern Consideration

In accordance with FASB ASC Topic 205-40 Presentation of Financial Statements – Going Concern, the Fund has evaluated whether there are conditions and events, considered in aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern within one year after the date the financial statements are issued.

As of December 31, 2025, the Fund experienced a net operating loss of $320,494 and has $1,549,084 of cash available. The Fund believes that the cash balance is sufficient to complete the Exchange, assuming no substantial delays or unexpected costs arise. The Fund’s ability to continue as a going concern is dependent upon completing the Exchange. The Fund believes it may have the ability to raise additional resources if the Exchange takes longer than expected, including raising additional capital through equity raises and disposing of assets once the Exchange takes place and the Fund assumes the investment portfolio. There can be no assurance that the Exchange or additional capital raising will be completed.

These conditions raise substantial doubt about the Fund’s ability to continue as a going concern within one year after the date these financial statements are issued. The accompanying financial statements do not include any adjustments that might result from this uncertainty.

Cash

Cash consists of deposits in financial institutions which may be in excess of federally insured limits.

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

Income Taxes

The Fund is a C corporation for tax purposes, files U.S. federal and New York state income tax returns, and pays any current income taxes based on applicable taxable income each year.

The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Fund as of the measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), if any, which represent the difference between fair market value and the tax cost basis of investments, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any. Deferred tax assets are recognized to the extent that it is more likely than not that they will be realized, and the Fund considers all available evidence in making this determination, including projected future taxable income and tax-planning strategies.

As of December 31, 2025, the Fund did not have material uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s federal and state income tax returns are generally subject to examination for a period of three years after being filed. As such, the Fund’s tax returns to be filed for the tax period ended December 31, 2025 remain subject to examination. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

Organizational and Offering Costs

Organizational costs related specifically to the formation of the Fund are expensed as incurred in accordance with FASB ASC 720-15.

In accordance with FASB ASC 946-20-25-5, offering costs directly related to the offering of the Fund’s Common Stock are recorded as a deferred asset and thereafter charged to paid-in capital (as a reduction of proceeds) upon the issuance of shares.

As of December 31, 2025, the Fund has capitalized $96,040 in deferred offering costs related to the planned issuance of Common Stock through the Exchange, which are included in Deferred Offering Costs – Common Stock on the Statement of Assets and Liabilities. These costs will be reclassified to Paid-in Capital upon the Fund’s issuance of Common Stock at the exchange date.

During the period from August 15, 2025, inception date, through December 31, 2025, offering costs related to the Series Seed Preferred Stock of $7,500 were capitalized and recognized against Paid-in Capital upon the issuance of the Fund’s Series Seed Preferred Stock.

Segment Information

During the period ended December 31, 2025, the Fund adopted Accounting Standards Update (ASU) 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures” (ASU 2023-07). The adoption of ASU 2023-07 resulted in additional disclosures, as described below, but did not have a material impact on the amounts recognized in the financial statements.

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the individual or the name of the group or committee who act as the Chief Operating Decision Maker (CODM), and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure.

The Fund operates through a single operating and reporting segment. The Fund’s CODM is its Chief Executive Officer and Chief Operating Officer, who reviews financial information by way of the Fund’s cash, expenses, and changes in net assets, which is used by the CODM to assess performance versus the Fund’s business objectives to make resource allocation decisions for the Fund. The financial information is consistent with that presented within the Fund’s accompanying financial statements.

2.	Statement of Changes in Net Assets and Capital Structure

The Fund is authorized to issue 197,000,000 shares of Common Stock, par value $0.0001 per share. Common Stockholders are residual owners and have no preferences over other classes of stock in the event of liquidation or as to dividends.

The Fund has 3,000,000 shares of Founder Preferred Stock authorized, issued and outstanding as of December 31, 2025. The Founder Preferred Stock has a par value of $0.0001 per share. Holders of Founder Preferred Stock are entitled to receive payment equal to 20% of the available proceeds plus unpaid dividends upon liquidation only after the Series Seed Preferred Stockholders have been paid in full, but before any distribution is made to Common Stockholders. Each share of Founder Preferred Stock is entitled to one vote per share and votes along with all other classes of stock on an as-converted basis. Shares of Founder Preferred Stock are mandatorily convertible to 20% of the fully diluted number of shares of Common Stock at the time of the Exchange, and are not convertible at the option of the holder at any time. Additionally, the Manager has agreed, upon the consummation of the Exchange, to forego certain carried interest rights in various series of units of limited liability interests in funds advised by the Manager for which ownership is transferred.

The Fund has authorized 300 shares of Series Seed Preferred Stock, of which 200 shares are issued and outstanding as of December 31, 2025. The Series Seed Preferred Stock has a par value of $0.0001 per share. The Series Seed Preferred Stock holds the senior liquidation preference and upon liquidation is entitled to receive two times the original issue price per share plus unpaid dividends before distributions to Founder Preferred Stock or Common Stock. Each share of Series Seed Preferred Stock is entitled to one vote per share and votes along with all other classes of stock on an as-converted basis. The Series Seed Preferred Shares are mandatorily convertible into Common Stock, with the number of shares determined by dividing two times the original issue price of the Series Seed Preferred Shares by the fair market value of the Common Stock at the time of the Exchange, and are not convertible at the option of the holder at any time.

3.	Related-party transactions

The Fund considers the Manager, its principal owners, members of management, and members of their immediate families, as well as entities under common control, to be related parties to the Fund.

The Manager made payments on behalf of the Fund for expenses equal to $5,524 during the period ended December 31, 2025. The Fund reimbursed the Manager in full prior to year end.

The Fund made payments on behalf of the Manager for expenses equal to $31,995 during the period ended December 31, 2025 that will be reimbursed pursuant to a grid promissory note between the Manager and the Fund dated February 17, 2026 (the “Grid Promissory Note”). The Grid Promissory Note allows for the Fund to make advances on behalf of the Manager, and the Manager agrees to pay to the Fund the amounts advanced plus interest at a rate of 3.36% per annum.

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

4.	Risk factors

This is a newly incorporated Fund with limited operations outside of initial costs of organizing and setting up the Fund for future investments. It is expected that in the future, the Manager will seek investment opportunities that offer the possibility of attaining capital appreciation. Certain events particular to each industry in which the Fund may invest, as well as general economic, political, and public health risks, such as epidemics or natural disasters, may have a significant negative impact on the investee’s operations and profitability. In addition, the Fund is subject to changing regulatory and tax environments. Such events are beyond the Fund’s control, and the likelihood that they may occur cannot be predicted.

Furthermore, the Fund intends to make investments in private operating companies whose shares do not trade on established exchanges. The Fund’s ability to acquire, fair value, and liquidate its private operating companies and realize capital appreciation are subject to significant limitations and uncertainties, including currency fluctuations to the extent investments are made in non-U.S. issuers.

5.	Commitments and contingencies

In the normal course of business, the Fund enters into contracts that provide a variety of general indemnifications. Any exposure to the Fund under these arrangements could involve future claims that may be made against the Fund. Currently, no such claims exist or are expected to arise and, accordingly, the Fund has not accrued any liability in connection with such indemnifications.

6.	Income Taxes

The components of net operating income (loss), before taxes for the year ended December 31, 2025 are as follows:

Domestic	$(433,892)
Foreign	-
Total	$(433,892)

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

The components of the provision for (benefit from) income taxes for the year ended December 31, 2025 are as follows:

Current	$-
Federal	-
State and Local	-
Foreign	-
Total current	-

Deferred
Federal	(91,117)
State and Local	(22,281)
Foreign	-
Total deferred	(113,398)
Total Income Tax Provision (Benefit)	$(113,398)

As of December 31, 2025, the Fund had a net operating loss carryforward of $149,369, which can be carried forward indefinitely and may offset 80% of taxable income in any given year. Such amounts may be further limited to use in future years if significant changes in Fund ownership occur. The Fund’s effective tax rate was 26.14%.

As of December 31, 2025, the Fund recorded a deferred income tax asset of $113,398, which consists of the following:

Current tax receivable, net	$-
Deferred tax assets:
Net operating loss carryforward — Federal	31,367
Net operating loss carryforward — State	7,670
Capitalized organizational costs	74,361
Valuation allowance	-
Deferred tax liabilities:	-
Deferred income tax asset	$113,398

The deferred income tax asset related to organizational costs results from the Fund electing to amortize organizational costs over a 15-year period for tax purposes.

Based on the Fund’s evaluation as of December 31, 2025, no valuation allowance for the deferred income tax asset was established as the Fund believes it will more likely than not realize the full deferred tax benefit in future periods.

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory income tax rate:

	Amount	Percentage
U.S. federal statutory tax rate	$91,117	21.00%
State and local income taxes net of federal income tax effect	22,281	5.14%
Foreign tax effects	-	0.0%
Effect of cross-border tax laws	-	0.0%
Tax credits	-	0.0%
Changes in valuation allowance	-	0.0%
Nontaxable or nondeductible items	-	0.0%
Changes in unrecognized tax benefits	-	0.0%
Other adjustments	-	0.0%
Effective income tax rate	$113,398	26.14%

During the period ended December 31, 2025, the Fund adopted the FASB ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (“ASU 2023-09”), which enhances the transparency of certain income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of income taxes paid disaggregated by jurisdiction when material to the Funds’ financial statements. The adoption of ASU 2023-09 results in additional disclosures but did not have a material impact on the amounts recognized in the financial statements. The Fund paid no federal, state, or foreign income taxes during the period ended December 31, 2025.

The amounts of cash taxes paid by the Fund are as follows:

Federal	$-
State	-
Foreign	-
Total	$-

A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

Balance at August 15, 2025	$-
Additions based on tax positions related to the current year	-
Additions for tax positions of prior years	-
Reductions for tax positions of prior years	-
Balance at December 31, 2025	$-

The One Big Beautiful Bill Act, enacted on July 4, 2025, had no material impact on the Fund’s taxable income during the period ended December 31, 2025.

7.	Subsequent events

Subsequent events have been evaluated through March 6, 2026, which is the date the financial statements were issued.

Subsequent to December 31, 2025, the Manager invited members of certain of the private funds advised by the Manager to participate in the Exchange (the “Exchange Offer”), and certain invited members agreed to the Exchange Offer and signed an exchange agreement. The Exchange Offer stipulates that upon the Exchange event, 15,000,000 common shares will be issued and outstanding by the Fund, and the Founder Preferred Stock and the Series Seed Preferred Stock will be converted into Common Stock. At the time of the Exchange, members that agreed to the Exchange will receive Common Stock determined by their pro-rata portion of the fair value of private funds contributed by the members in accordance with their exchange agreement and the Exchange information memorandum.

Buttonwood First Access Fund Ltd.

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

At the Fund’s organizational Board meeting on February 24, 2026, the Fund’s Board of Directors (the “Board”) and officers were appointed. The Fund pays each director who is not an “interested person” within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), an annual fee of $50,000, an annual fee of $15,000 for each chair of a committee of the Board, and reimbursement of out-of-pocket expenses reasonably incurred in the performance of their services to the Fund. The interested directors, as defined by the Investment Company Act of 1940, and officers of the Fund receive no direct compensation from the Fund.

In addition, at the Fund’s organization Board meeting, the Independent Directors approved the investment advisory agreement between the Fund and the Manager (the “Investment Advisory Agreement”). Once the Exchange event occurs, pursuant to the Investment Advisory agreement, the Fund will pay the Manager an ongoing investment management fee in consideration of the advisory and other services provided by the Manager to the Fund. For such services, the Fund will pay the Manager a fee at an annual rate of 2.5%, calculated and payable quarterly in arrears, based on the average value of the Fund’s gross assets (including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters, However, the fee for the first quarter of advisory services after the Exchange event will be based on the Fund’s gross assets at the end of that first quarter.

Buttonwood First Access Fund Ltd.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

FOR THE PERIOD FROM AUGUST 15, 2025 (INCEPTION DATE) TO

DECEMBER 31, 2025

Buttonwood First Access Fund Ltd.

Buttonwood First Access Fund Ltd.

Introductory Paragraph

The Buttonwood First Access Fund Ltd. (the “Fund”) intends to register shares of its common stock with the Securities and Exchange Commission and to list on a national stock exchange for trading. Once the Fund is registered as an investment company, the Fund expects to acquire a portfolio of investments through an exchange of common stock for units of certain private funds, which are structured as series limited liability companies separately advised by Buttonwood Group Advisors LLC (“Special Purpose Vehicles”). These pro forma financial statements illustrate the issuance of the Fund’s Common Stock and the acquisition of investments as if these events occurred as of the close of business on December 31, 2025. As such, these events did not impact the Fund’s Pro Forma Statement of Operations for the period from August 15, 2025 (inception date) through December 31, 2025.

Buttonwood First Access Fund Ltd.

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited)

DECEMBER 31, 2025

Units	Security	Percentage of Net Assets	Fair Value

	Interests in Affiliated Special Purpose Vehicles*(a)(b)(c)(d)
	Aerospace and Artificial Intelligence	35.83%	$51,658,936
6,655,000	Buttonwood Titan QC Fund LLC - Series SPX-I (economic exposure to Space Exploration Technologies Corp. Class A Common Stock)(e)		28,472,939
3,375,000	Buttonwood Titan QC Fund LLC - Series SPX-II (economic exposure to Space Exploration Technologies Corp. Series E Preferred Shares(e)		11,324,117
3,520,000	Buttonwood Titan QC Fund LLC - Series AI-I (economic exposure to X.AI Holdings Corp. Common Stock)(e)(f)		4,927,090
4,950,000	Buttonwood Titan QP Fund LLC - Series AI-I (economic exposure to X.AI Holdings Corp. Common Stock)(e)(f)		6,934,790

	Artificial Intelligence and Data Infrastructure	52.32%	75,431,782
6,940,000	Buttonwood Titan QC Fund LLC - Series AN-I (economic exposure to Anthropic, PBC Series B Preferred Stock)(e)		48,993,086
1,125,000	Buttonwood Titan QP Fund LLC - Series AN-I (economic exposure to Anthropic, PBC Series B Preferred Stock(e)		7,807,678
9,220,000	Buttonwood Titan QC Fund LLC – Series Big Data IV (economic exposure to Databricks, Inc. Series C and Series H Preferred Stock)(e)		9,010,496
6,825,000	Buttonwood Titan QC Fund LLC -Series CO-I (economic exposure to Cohere, Inc. Common Stock)(g)		7,568,237
2,100,000	Buttonwood Titan QP Fund LLC – Series Big Data IV (economic exposure to Databricks, Inc. Series C and Series H Preferred Stock)(e)		2,052,285

	Digital Media and Gaming	2.62%	3,777,857
2,460,000	Buttonwood Titan QC Fund LLC - Series OC-I (invested in Orange Comet Inc. Warrants and SAFE Notes)(g)		3,777,857

The notes to pro forma financial statements are an integral part of these unaudited financial statements.

Buttonwood First Access Fund Ltd.

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited) (continued)

DECEMBER 31, 2025

Units	Security	Percentage of Net Assets	Fair Value

	Enterprise Software	6.62%	$9,552,075
3,855,000	Buttonwood Titan QP Fund LLC - Series DB-I (invested in Demandbase, Inc. Common Stock)(g)		2,861,949
8,275,000	Buttonwood Titan QP Fund LLC - Series PH-I (economic exposure to Phenom People, Inc. Common Stock)(e)		6,690,126

	Financial Technology	0.15%	218,244
1,341,365	Buttonwood Alpha Fund LLC - Prosper Series Interests (invested in Prosper Marketplace Inc. Common Stock)(g)		104,761
1,449,996	Buttonwood Alpha QP Fund LLC - Prosper Series Interests (invested in Prosper Marketplace Inc. Common Stock)(g)		113,483

	Food Technology	0.48%	696,569
139	Buttonwood Beacon Fund LLC - Series IF-I (invested in Impossible Foods Inc. Series E-1 Preferred Stock)(h)		182,170
393	Buttonwood Beacon QP Fund LLC - Series IF-I (invested in Impossible Foods Inc. Series E-1 Preferred Stock)(h)		514,399

	Healthcare and Marketplace Platform	0.88%	1,272,291
3,165,524	Buttonwood Alpha QP Fund LLC - Series ZocDoc Interests (invested in ZocDoc, Inc. Common Stock and Series A Preferred Stock)(g)		751,535
4,529,302	Buttonwood Alpha Fund LLC - Series ZocDoc Interests (invested in ZocDoc, Inc. Common Stock and Series A Preferred Stock)(g)		520,756

	Total Interests in Affiliated Special Purpose Vehicles (cost $142,607,754)	98.90%	142,607,754

	Total Affiliated Investments (cost $142,607,754)	98.90%	142,607,754
	Other Assets Less Liabilities	1.10%	1,578,966
	Net Assets	100.00%	$144,186,720

The notes to pro forma financial statements are an integral part of these unaudited financial statements.

Buttonwood First Access Fund Ltd.

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited) (continued)

DECEMBER 31, 2025

Securities by Country as a Percentage of Total Investments
United States	100.00%

*	Special Purpose Vehicles (“SPVs”) are private investment vehicles formed to invest in a particular portfolio company that rely on an exemption from the Investment Company Act of 1940, as amended, pursuant to Section 3(c)(1) or Section 3(c)(7).
(a)	Non-income producing security.
(b)	Level 3 securities fair valued using significant unobservable inputs. Such investments represent 98.90% of the Fund’s net assets at December 31, 2025.
(c)	Restricted investments as to resale.
(d)	Securities acquired at the fair market value of such securities as of December 31, 2025 per the terms of the Exchange Agreements, as determined by valuations provided by an independent third-party valuation firm.
(e)	The Fund has a direct investment in an SPV which has economic exposure to an underlying portfolio company. The number of units presented are the units in the SPV owned by the Fund, which represents the equivalent dollar value of securities of the underlying portfolio company for which the investment was made. The SPV has invested through one or more underlying SPVs.
(f)	Space Exploration Technologies Corp. (SpaceX) acquired X.AI Holdings Corp. in February 2026.
(g)	The Fund has a direct investment in an SPV which has invested in an underlying portfolio company. The number of units presented are the units in the SPV owned by the Fund, which represents the equivalent dollar value of securities of the underlying portfolio company for which the investment has economic exposure.
(h)	The Fund has a direct investment in an SPV which has invested in an underlying portfolio company. The number of units presented are the units in the SPV owned by the Fund, which are equivalent to $10,000 of value of securities of the underlying portfolio company for which the investment has economic exposure.

Anthropic PBC

Anthropic PBC (“Anthropic”) is an artificial safety and research company that builds reliable, interpretable and steerable artificial intelligence systems. Anthropic’s focus extends beyond developing artificial intelligence systems people can rely on, to generating research about the opportunities and risks of artificial intelligence. Anthropic is comprised of a team of safety-conscious researchers, engineers, policy experts, business leaders and operators, and is structured as a public benefit corporation, whose purpose is the responsible development and maintenance of advanced artificial intelligence for the long-term benefit of humanity.

Cohere Inc.

Cohere Inc. (“Cohere”) is an enterprise artificial intelligence developer that builds foundational models and artificial intelligence solutions for organizations. Cohere develops high-performance large language models that enable their clients to build custom applications using their own data. These products are designed to overcome fundamental barriers within enterprises, such as the lack of technical expertise and computer resources, that would otherwise prevent enterprises from adopting large language models and better utilizing the power of artificial intelligence.

The notes to pro forma financial statements are an integral part of these unaudited financial statements.

Buttonwood First Access Fund Ltd.

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited) (continued)

DECEMBER 31, 2025

Databricks Inc.

Databricks Inc. (“Databricks”) is an artificial intelligence developer offering an open-source, cloud-based platform, the Data Intelligence Platform, that enables enterprises to integrate data, analytics, and automated workflows on a single scalable cloud architecture. The Data Intelligence Platform is built on an open lakehouse architecture, which provides a unified foundation for all data and governance needs within organizations, allowing organizations to benefit from automation and natural language to discover and use data like experts, and to develop and deploy secure data and products.

Demandbase Inc.

Demandbase Inc. (“Demandbase”) was founded to give business to business marketers better intelligence. Demandbase offers a software-as-a-service enterprise account-based marketing platform that utilizes artificial intelligence and machine learning to help enterprise clients utilize data efficiently to understand their market, more effectively target their audiences and act with a purpose.

Impossible Foods Inc.

Impossible Foods Inc. (“Impossible”) is a plant-based food company that produces meat alternatives from plant derived ingredients. Impossible’s mission is to positively impact people and the planet by making meat from plants in an environmentally conscious way.

Orange Comet Inc.

Orange Comet Inc. (“Orange Comet”) is a next-generation gaming and entertainment company that creates immersive multi-player games driven by cutting-edge technology and production level quality. Orange Comet is developing a pipeline of games featuring some of the most iconic franchises in the world, leading entertainment properties, and in collaboration with globally recognized music artists.

Phenom People Inc.

Phenom People Inc. (“Phenom”) is a purpose driven human resources technology company that developed an Intelligent Talent Experience platform to provide a complete solution for talent needs. Phenom utilizes a network of data, industry models and machine learning to provide solutions to serve human capital needs, bring automation and personalization to talent searches, employee experiences, and all aspects of human resources.

Prosper Marketplace Inc.

Prosper Marketplace Inc. (“Prosper”) is a financial technology company operating a digital platform that leverages proprietary machine learning technology to streamline consumer lending processes. Prosper offers a peer-to-peer lending platform that offers borrowers personalized options while providing investors with diverse investment opportunities.

Space Exploration Technologies Corp.

Space Exploration Technologies Corp. (“SpaceX”) is an aerospace and space transportation company that designs, manufactures and launches innovative and reusable spacecraft aimed at providing use for human spaceflight and satellite systems. SpaceX operates Starlink, providing high-speed internet through their satellite system, and Starshield, providing a secured satellite network for government entities.

The notes to pro forma financial statements are an integral part of these unaudited financial statements.

Buttonwood First Access Fund Ltd.

PRO FORMA SCHEDULE OF INVESTMENTS (unaudited) (continued)

DECEMBER 31, 2025

X.AI Holdings Corp.

X.AI Holdings Corp. (“xAI”) is an artificial intelligence, social media and technology company. xAI developed and operates the artificial intelligence chatbot Grok, with the mission of pushing the boundaries of generative artificial intelligence and deepening human understanding. xAI utilizes data from the social media platform X, which it owns and operates, and built a large artificial intelligence supercomputer Colossus that helps boast its artificial intelligence training power.

Zocdoc, Inc.

Zocdoc, Inc. (“Zocdoc”) is a healthcare technology company that offers an online marketplace to connect users to healthcare providers. Zocdoc allows for appointment scheduling, in-network physician and specialist searching, and location specific information, empowering consumers to make personalized decisions on their healthcare providers and experiences.

The notes to pro forma financial statements are an integral part of these unaudited financial statements.

Buttonwood First Access Fund Ltd.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

December 31, 2025

				12/31/2025
	12/31/2025 Audited	Pro Forma Adjustments (Unaudited)		Pro Forma Combined (Unaudited)
Assets:
Affiliated Investments, at cost	$-	$142,607,754	(a)	$142,607,754
Affiliated Investments, at value	$-	$142,607,754	(a)	$142,607,754
Cash	1,549,084	-		1,549,084
Due from affiliate	31,995	-		31,995
Deferred offering costs - Common Stock	96,040	(96,040)	(b)	-
Deferred income tax asset	113,398	-		113,398
Total assets	1,790,517	142,511,714		$144,302,231
Liabilities:
Accrued expenses	115,511	-		115,511
Total liabilities	115,511	-		115,511
Commitments and contingencies (See Note 5)
Net Assets	1,675,006	142,511,714		144,186,720
Net Assets consist of:
Paid-in Capital	1,995,500	$142,511,714	(c)	144,507,214
Distributable earnings (loss)	(320,494)	-		(320,494)
Total net assets	$1,675,006	$142,511,714		$144,186,720

Series Seed Preferred Stock:
Net Assets	$112	$(112)	(d)	$-
Shares issued and outstanding (par value $0.0001 per share)	200	(200)	(d)	-
Net asset value per share	$0.56	$(0.56)	(d)	$-

Founder Preferred Stock:
Net Assets	$1,674,894	$(1,674,894)	(d)	$-
Shares issued and outstanding (par value $0.0001 per share)	3,000,000	(3,000,000)	(d)	-
Net asset value per share	$0.56	$(0.56)	(d)	$-

Common Stock:
Net Assets	$-	$144,186,720	(d)	$144,186,720
Shares issued and outstanding (par value $0.0001 per share)	-	15,000,000	(d)	15,000,000
Net asset value per share	$-	$9.61	(d)	$9.61

(a)	Reflects adjustment to Investments for the December 31, 2025 value of the private funds acquired through the issuance of Common Stock to the private fund members who agreed to the Exchange.
(b)	Reflects adjustment to charge Deferred Offering Costs to Paid-In Capital in connection with the issuance of Common Stock as of December 31, 2025.
(c)	Reflects net adjustment to Paid-in Capital related to adjustments (a) and (b).
(d)	Reflects adjustments for the December 31, 2025 conversion of Preferred Stock to Common Stock and related issuance of Common Stock to the private fund members who agreed to the Exchange.

The notes to pro forma financial statements are an integral part of these unaudited financial statements.

Buttonwood First Access Fund Ltd.

PRO FORMA STATEMENT OF OPERATIONS

For the Period from August 15, 2025 (Inception Date) through December 31, 2025

			12/31/2025
	12/31/2025 Audited	Pro Forma Adjustments (Unaudited)	Pro Forma Combined (Unaudited)
Investment Income:
Interest income	$-	$-	$-
Total investment income	-	-	-

Expenses:
Organizational expenses	292,652	-	292,652
Professional fees	24,200	-	24,200
Valuation expenses	117,040	-	117,040
Total expenses	433,892	-	433,892

Net operating loss, before taxes	(433,892)	-	(433,892)

Income tax benefit	113,398	-	113,398

Net operating loss	(320,494)	-	(320,494)

Change In Net Assets Resulting From Operations	$(320,494)	$-	$(320,494)

The notes to pro forma financial statements are an integral part of these unaudited financial statements.

Buttonwood First Access Fund Ltd.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (unaudited)

December 31, 2025

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

Buttonwood First Access Fund Ltd., a Maryland corporation (the “Fund”), was formed on August 15, 2025. The Fund has not commenced investment operations. The primary purpose of the Fund is to register and operate as a closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund intends to register shares of its common stock (“Common Stock”) with the Securities and Exchange Commission and to list on a national stock exchange for trading. Once the Fund is registered as an investment company, the Fund is expected to acquire a portfolio of investments through an exchange of Common Stock for units of certain private funds (the “Exchange”), which are structured as series limited liability companies separately advised by Buttonwood Group Advisors LLC (“BGA” or the “Manager”). The Exchange will not be consummated unless the registration statement that registers the issuance of the shares of Common Stock becomes effective, and the Common Stock is approved for listing on a national securities exchange.

The operations of the Fund from inception through December 31, 2025 related solely to activities to organize the Fund and facilitate the registration of the Fund under the 1940 Act and the Exchange noted above. Subsequent to December 31, 2025, the Manager invited members of certain private funds advised by the Manager to participate in the Exchange (the “Exchange Offer”), and certain invited members agreed to the Exchange Offer and signed an exchange agreement. The Exchange Offer stipulated that immediately prior to the completion of the Exchange event, 15,000,000 shares of Common Stock would be issued and outstanding, and the Founder Preferred Stock and the Series Seed Preferred Stock would be converted into Common Stock. At the time of the Exchange, members that agreed to the Exchange would receive Common Stock determined by their pro-rata portion of the fair value of the units contributed by the members in accordance with their exchange agreement and the Exchange information memorandum.

For the purpose of these pro forma financial statements, the above Exchange event is assumed to have taken place as of the close of business on December 31, 2025 to illustrate the impact to the Fund’s financial position and operations as of that date.

Basis of Presentation

The pro forma financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification (“FASB ASC”). The Fund’s purpose and design are intended to be an investment company and, therefore, these pro forma financial statements are prepared in accordance with the guidance in FASB ASC Topic 946 Financial Services-Investment Companies.

Going Concern Consideration

In accordance with FASB ASC Topic 205-40 Presentation of Financial Statements – Going Concern, the Fund has evaluated whether there are conditions and events, considered in aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern within one year after the date these pro forma financial statements are issued.

As of December 31, 2025, the Fund experienced a net operating loss of $320,494 and had $1,549,084 of cash available. The Fund believes that the cash balance is sufficient to pay ongoing expenses assuming no material unexpected costs arise. The Fund’s ability to continue as a going concern is dependent upon this. The Fund believes it may have the ability to raise additional capital through equity raises and disposing of assets. There can be no assurance that additional capital raises will be completed.

These conditions raise substantial doubt about the Fund’s ability to continue as a going concern within one year after the date that these pro forma financial statements are issued. The accompanying pro forma financial statements do not include any adjustments that might result from this uncertainty.

Buttonwood First Access Fund Ltd.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2025

Cash

Cash consists of deposits in financial institutions which may be in excess of federally insured limits.

Investment Valuation

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 — quoted prices in active markets for identical assets

●	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an approved independent pricing source. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

The Fund’s Board of Directors (the “Board”) has designated BGA, the investment adviser to the Fund, as the Fund’s Valuation Designee with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) according to policies approved by the Board.

In the fair value situations noted above, while the Fund’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the pro forma financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Buttonwood First Access Fund Ltd.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2025

The following is a summary of the valuation inputs used as of December 31, 2025 in valuing the Fund’s investments based upon the three fair value levels defined above:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Special Purpose Vehicles *	$-	$-	$142,607,754	$142,607,754
Total Investments	$-	$-	$142,607,754	$142,607,754

* See Pro Forma Schedule of Investments for additional information.

As of December 31, 2025, the Fund acquired $142,607,754 in Special Purpose Vehicles which represent Level 3 affiliated securities. No other Level 3 or affiliated investment activity occurred during the period ended December 31, 2025.

The following is a summary of the valuation techniques and unobservable inputs used in valuing the Fund’s investments that were classified as Level 3 as of December 31, 2025:

Investments in Level 3 Securities	Value	Valuation Techniques	Unobservable Inputs
Affiliated Special Purpose Vehicles	$142,607,754	Independent pricing service	Prices
Total Investments in Level 3 Securities	$142,607,754

Investment Transactions and Related Income

Investments are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date.

Dividends to Shareholders

The timing and amount of any distributions are determined by the Board based on amounts available for distribution, if any. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Any distributions from net investment income or from net realized capital gain are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

Income Taxes

The Fund is a C corporation for tax purposes, files U.S. federal and New York state income tax returns, and pays any current income taxes based on applicable taxable income each year.

Buttonwood First Access Fund Ltd.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2025

The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Fund as of the measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), if any, which represent the difference between fair market value and the tax cost basis of investments, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any. Deferred tax assets are recognized to the extent that it is more likely than not that they will be realized, and the Fund considers all available evidence in making this determination, including projected future taxable income and tax-planning strategies.

As of December 31, 2025, the Fund did not have material uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions. The Fund’s federal and state income tax returns are generally subject to examination for a period of three years after being filed. As such, the Fund’s tax returns to be filed for the tax period ended December 31, 2025 remain subject to examination. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense on the Statement of Operations. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Organizational and Offering Costs

Organizational costs related specifically to the formation of the Fund are expensed as incurred in accordance with FASB ASC 720-15.

In accordance with FASB ASC 946-20-25-5, during the period from August 15, 2025, inception date, through December 31, 2025, offering costs related to the Series Seed Preferred Stock of $7,500 were capitalized and recognized against Paid-in Capital upon the issuance of the Fund’s Series Seed Preferred Stock. In addition, offering costs related to the Common Stock of $96,040 were capitalized and recognized against Paid-in Capital upon the issuance of the Fund’s Common Stock.

Segment Information

During the period ended December 31, 2025, the Fund adopted Accounting Standards Update (ASU) 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures” (ASU 2023-07). The adoption of ASU 2023-07 resulted in additional disclosures, as described below, but did not have a material impact on the amounts recognized in the pro forma financial statements.

ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the individual or the name of the group or committee who act as the Chief Operating Decision Maker (CODM), and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure.

The Fund operates through a single operating and reporting segment. The Fund’s CODM is its Chief Executive Officer and Chief Operating Officer, who reviews financial information by way of the Fund’s cash, investments, income, expenses, and changes in net assets, which is used by the CODM to assess performance versus the Fund’s business objectives to make resource allocation decisions for the Fund. The financial information is consistent with that presented within the Fund’s accompanying pro forma financial statements.

Use of Estimates

The preparation of pro forma financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts disclosed in the pro forma financial statements. Actual results could differ from those estimates.

Buttonwood First Access Fund Ltd.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2025

2.	Capital Structure

The Fund is authorized to issue 197,000,000 shares of Common Stock at par value of $0.0001 per share. Common Stockholders are residual owners and have no preferences over other classes of stock in the event of liquidation or as to dividends.

The Fund had 3,000,000 shares of Founder Preferred Stock authorized, issued and outstanding prior to December 31, 2025. The Founder Preferred Stock had a par value of $0.0001 per share. Holders of Founder Preferred Stock were entitled to receive payment equal to 20% of the available proceeds plus unpaid dividends upon liquidation only after the Series Seed Preferred Stockholders had been paid in full, but before any distribution was made to Common Stockholders. Each share of Founder Preferred Stock was entitled to one vote per share and voted along with all other classes of stock on an as-converted basis. Shares of Founder Preferred Stock were mandatorily converted to 20% of the fully diluted number of shares of Common Stock at the time of the Exchange and were not convertible at the option of the holder at any time. Additionally, the Manager agreed, upon the consummation of the Exchange, to forego certain carried interest rights in various series of units of limited liability interests in funds advised by the Manager for which ownership had transferred.

The Fund had authorized 300 shares of Series Seed Preferred Stock, of which 200 shares were issued and outstanding prior to December 31, 2025. The Series Seed Preferred Stock had a par value of $0.0001 per share. The Series Seed Preferred Stock held the senior liquidation preference and upon liquidation were entitled to receive two times the original issue price per share plus unpaid dividends before distributions to Founder Preferred Stock or Common Stock. Each share of Series Seed Preferred Stock was entitled to one vote per share and voted along with all other classes of stock on an as-converted basis. The Series Seed Preferred Shares were mandatorily converted into Common Stock, with the number of shares determined by dividing two times the original issue price of the Series Seed Preferred Shares by the fair market value of the Common Stock at the time of the Exchange and were not convertible at the option of the holder at any time.

3.	Related-party transactions

The Fund considers the Manager, its principal owners, members of management, and members of their immediate families, as well as entities under common control, to be related parties to the Fund.

The Manager made payments on behalf of the Fund for expenses equal to $5,524 during the period ended December 31, 2025. The Fund reimbursed the Manager in full prior to year end.

The Fund made payments on behalf of the Manager for expenses equal to $31,995 during the period ended December 31, 2025 that will be reimbursed pursuant to a grid promissory note between the Manager and the Fund dated February 17, 2026 (the “Grid Promissory Note”). The Grid Promissory Note allows the Fund to make advances on behalf of the Manager, and the Manager agrees to pay the Fund the amounts advanced plus interest at a rate of 3.36% per annum.

4.	Risk factors

This is a newly incorporated Fund with limited operations outside of initial costs of organizing and setting up the Fund for future investments. It is expected that in the future, the Manager will seek investment opportunities that offer the possibility of attaining capital appreciation. Certain events particular to each industry in which the Fund may invest, as well as general economic, political, and public health risks, such as epidemics or natural disasters, may have a significant negative impact on the investee’s operations and profitability. In addition, the Fund is subject to changing regulatory and tax environments. Such events are beyond the Fund’s control, and the likelihood that they may occur cannot be predicted.

Buttonwood First Access Fund Ltd.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2025

Furthermore, the Fund makes investments in private operating companies whose shares do not trade on established exchanges. The Fund’s ability to acquire, fair value, and liquidate its private operating companies and realize capital appreciation are subject to significant limitations and uncertainties, including currency fluctuations to the extent investments are made in non-U.S. issuers.

5.	Commitments and contingencies

In the normal course of business, the Fund enters into contracts that provide a variety of general indemnifications. Any exposure to the Fund under these arrangements could involve future claims that may be made against the Fund. Currently, no such claims exist or are expected to arise and, accordingly, the Fund has not accrued any liability in connection with such indemnifications.

6.	Income Taxes

The components of net operating income (loss), before taxes for the year ended December 31, 2025 are as follows:

Domestic	$(433,892)
Foreign	-
Total	$(433,892)

The components of the provision for (benefit from) income taxes for the year ended December 31, 2025 are as follows:

Current	$-
Federal	-
State and Local	-
Foreign	-
Total current	-

Deferred
Federal	(91,117)
State and Local	(22,281)
Foreign	-
Total deferred	(113,398)
Total Income Tax Provision (Benefit)	$(113,398)

As of December 31, 2025, the Fund had a net operating loss carryforward of $149,369, which can be carried forward indefinitely and may offset 80% of taxable income in any given year. Such amounts may be further limited to use in future years if significant changes in Fund ownership occur. The Fund’s effective tax rate was 26.14%.

Buttonwood First Access Fund Ltd.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2025

As of December 31, 2025, the Fund recorded a deferred income tax asset of $113,398, which consists of the following:

Current tax receivable, net	$-

Deferred tax assets:
Net operating loss carryforward — Federal	31,367
Net operating loss carryforward — State	7,670
Capitalized organizational costs	74,361
Valuation allowance	-

Deferred tax liabilities:	-
Deferred income tax asset	$113,398

The deferred income tax asset related to organizational costs results from the Fund electing to amortize organizational costs over a 15-year period for tax purposes.

Based on the Fund’s evaluation as of December 31, 2025, no valuation allowance for the deferred income tax asset was established as the Fund believes it will more likely than not realize the full deferred tax benefit in future periods.

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory income tax rate:

	Amount	Percentage
U.S. federal statutory tax rate	$91,117	21.00%
State and local income taxes net of federal income tax effect	22,281	5.14%
Foreign tax effects	-	0.0%
Effect of cross-border tax laws	-	0.0%
Tax credits	-	0.0%
Changes in valuation allowance	-	0.0%
Nontaxable or nondeductible items	-	0.0%
Changes in unrecognized tax benefits	-	0.0%
Other adjustments	-	0.0%
Effective income tax rate	$113,398	26.14%

During the period ended December 31, 2025, the Fund adopted the FASB ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (“ASU 2023-09”), which enhances the transparency of certain income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of income taxes paid disaggregated by jurisdiction when material to the Funds’ pro forma financial statements. The adoption of ASU 2023-09 results in additional disclosures but did not have a material impact on the amounts recognized in the pro forma financial statements. The Fund paid no federal, state, or foreign income taxes during the period ended December 31, 2025.

The amounts of cash taxes paid by the Fund are as follows:

Federal	$-
State	-
Foreign	-
Total	$-

Buttonwood First Access Fund Ltd.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2025

A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

Balance at August 15, 2025	$-
Additions based on tax positions related to the current year	-
Additions for tax positions of prior years	-
Reductions for tax positions of prior years	-
Balance at December 31, 2025	$-

The One Big Beautiful Bill Act, enacted on July 4, 2025, had no material impact on the Fund’s taxable income during the period ended December 31, 2025.

7.	Subsequent events

At the Fund’s organizational Board meeting on February 24, 2026, the Fund’s Board of Directors (the “Board”) and officers were appointed. The Fund pays each director who is not an “interested person” within the meaning of the 1940 Act (the “Independent Directors”), an annual fee of $50,000, an annual fee of $15,000 for each chair of a committee of the Board, and reimbursement of out-of-pocket expenses reasonably incurred in the performance of their services to the Fund. The interested directors, as defined by the 1940 Act, and officers of the Fund receive no direct compensation from the Fund.

In addition, at the Fund’s organizational Board meeting, the Independent Directors approved the investment advisory agreement between the Fund and the Manager (the “Investment Advisory Agreement”). Once the Exchange event occurs, pursuant to the Investment Advisory agreement, the Fund will pay the Manager an ongoing investment management fee in consideration of the advisory and other services provided by the Manager to the Fund. For such services, the Fund will pay the Manager a fee at an annual rate of 2.5%, calculated and payable quarterly in arrears, based on the average value of the Fund’s gross assets (including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters. However, the fee for the first quarter of advisory services after the Exchange event will be based on the Fund’s gross assets at the end of that first quarter.

PART C - OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

Part A:	None

Part B:	Statement of Assets and Liabilities as of March 31, 2026 (Unaudited)
Statement of Operations for the three months ended March 31, 2026 (Unaudited)
Statement of Changes in Net Assets for the period August 15, 2025 (Inception Date) through March 31, 2026 (Unaudited)
Notes to Financial Statements

Statement of Assets and Liabilities as of December 31, 2025
Statement of Operations for the period August 15, 2025 (Inception Date) through December 31, 2025
Statement of Changes in Net Assets for the period August 15, 2025 (Inception Date) through December 31, 2025
Notes to Financial Statements

Pro Forma Schedule of Investments as of December 31, 2025 (Unaudited)
Pro Forma Statement of Assets and Liabilities as of December 31, 2025 (Unaudited)
Pro Forma Statement of Operations for the period August 15, 2025 (Inception Date) through December 31, 2025 (Unaudited)
Notes to Pro Forma Financial Statements

(2)	Exhibits:

(a)	Articles of Amendment and Restatement(1)
(b)	Bylaws(1)
(c)	Not Applicable
(d)	Not Applicable
(e)	Not Applicable
(f)	Not Applicable
(g)	Form of Investment Advisory Agreement(1)
(h)	Not Applicable
(i)	Not Applicable
(j)	Form of Custody Agreement(1)
(k)(1)	Form of Fund Servicing Agreement(1)
(k)(2)	Form of License Agreement(1)
(k)(3)	Form of Indemnification Agreement(1)
(k)(4)	Form of Exchange Agreement(2)
(l)	Opinion of Counsel**
(m)	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm*
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)(1)	Code of Ethics of Registrant(1)
(r)(2)	Code of Ethics of Adviser(1)
(s)	Fee Table(1)
(t)	Power of Attorney(2)

* Filed herewith

** To be included with subsequent amendment

(1) Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-293992, 811-24161), filed on March 4, 2026.

(2) Incorporated by reference to the Registrant’s Registration Statementn on Form N-2 ( File Nos. 333-293991, 811-24161), filed on April 27, 2026.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement. All figures are estimates.

U.S. Securities and Exchange Commission registration fee	$	[•]
FINRA Filing Fee	$	None
Exchange Listing Fees	$	[•]
Printing	$	[•]
Legal	$	[•]
Accounting	$	[•]
Miscellaneous	$	[•]
Total	$	[•]

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The information contained under the headings “The Fund,” “Management,” and “Control Persons and Principal Shareholders” in this Registration Statement is incorporated herein by reference.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of holders of securities of the Registrant as of June 10, 2026:

Title of Class	Number of Record Holders
Common Stock	0
Preferred Stock	56

ITEM 30. INDEMNIFICATION

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our certificate of incorporation and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Fund who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in the prospectus and SAI in the sections entitled “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940, as amended (File No. 801-135308).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

The Fund

1000 RXR Plaza

10th Floor, East Tower

Uniondale, New York 11556

Transfer Agent

2155 Woodlane Drive

Suite 100

Woodbury, Minnesota 55125

Custodian

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53212

Adviser

1000 RXR Plaza

10th Floor, East Tower

Uniondale, NY 11556

Administrator

225 Pictoria Drive

#450

Cincinnati, OH 45246

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1)	We undertake to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)	Not Applicable.

(3)	Not Applicable.

(4)	We undertake that:

a.	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

b.	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not Applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Uniondale, New York, on the 11 th day of June, 2026.

Buttonwood First Access Fund Ltd.

/s/ Stephan A. Stein
By:	Stephan A. Stein
Title:	President, Chief Operating Officer, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities indicated on the 11th day of June, 2026.

Signature	Title

/s/ Joseph A. Alagna, Jr.	Director and Chief Executive Officer (Principal Executive Officer)
Joseph A. Alagna, Jr.

/s/ Stephan A. Stein	Director, President
Stephan A. Stein	Chief Operating Officer, Treasurer and Secretary

*Thomas Massie	Director
Thomas Massie

*Andrew W. Sidman	Director
Andrew W. Sidman

*Cary Sucoff	Director,
Cary Sucoff

/s/ Troy Sheets	Chief Financial Officer
Troy Sheets	(Principal Financial Officer and Principal Accounting Officer)

*/s/ Stephan A. Stein	Director, President, Chief Operating Officer, Treasurer and Secretary

Stephan A. Stein,

Attorney-in-Fact, pursuant to a power of attorney filed as Exhibit (t) to the Fund’s Registration Statement on Form N-2, as filed with the SEC on April 27, 2026, and incorporated herein by reference.

EXHIBIT INDEX

(n)	Consent of Independent Registered Public Accounting Firm